EXHIBIT 10.3


                                                                [EXECUTION COPY]

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                                   $75,000,000


                               TERM LOAN AGREEMENT


                                  BY AND AMONG

                            JAMES RIVER COAL COMPANY
                                  AS BORROWER,


                        CERTAIN SUBSIDIARIES OF BORROWER
                                 AS GUARANTORS,


                   THE LENDERS FROM TIME TO TIME PARTY HERETO
                                   AS LENDERS


                                       AND


                             BNY ASSET SOLUTIONS LLC
                                    AS AGENT




                             DATED AS OF MAY 6, 2004




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

                                                  TABLE OF CONTENTS


                                                                                                               PAGE
1  DEFINITIONS AND CONSTRUCTION...................................................................................2
   1.1      Definitions...........................................................................................2
   1.2      Accounting Terms.....................................................................................23
   1.3      Construction.........................................................................................23
   1.4      Schedules and Exhibits...............................................................................24
2  TERM LOANS AND TERMS OF PAYMENT AND AGENT FEES................................................................24
   2.1      Term Loan............................................................................................24
   2.2      Repayment of Loans...................................................................................24
   2.3      Evidence of Debt.....................................................................................24
   2.4      Optional Prepayments.................................................................................25
   2.5      Mandatory Prepayments................................................................................25
   2.6      Payments.............................................................................................26
   2.7      Crediting Payments...................................................................................27
   2.8      Agent's Fees.........................................................................................28
3  CLOSING; CLOSING CONDITIONS...................................................................................28
   3.1      Closing..............................................................................................28
   3.2      Conditions Precedent to Closing......................................................................28
4  CREATION OF SECURITY INTEREST.................................................................................32
   4.1.     Grant of Security Interest...........................................................................32
   4.2.     Negotiable Collateral................................................................................32
   4.3.     Collection of Accounts, General Intangibles, and Negotiable Collateral...............................32
   4.4.     Filing of Financing Statements; Commercial Tort Claims; Delivery of Additional
            Documentation Required...............................................................................32
   4.5.     Power of Attorney....................................................................................34
   4.6      Control Agreements...................................................................................34
5  REPRESENTATIONS AND WARRANTIES................................................................................34
   5.1      Organization; Power and Authority....................................................................34
   5.2      Authorization........................................................................................35
   5.3      No Violation.........................................................................................35
   5.4      Governmental Approval................................................................................35
   5.5      Credit Parties and their Subsidiaries................................................................36
   5.6      Investment Company Act...............................................................................36
   5.7      Agreements...........................................................................................36
   5.8      Disclosures..........................................................................................37
   5.9      Real Property Collateral.............................................................................37
   5.10     Adequacy of Statutory Reserves.......................................................................37
   5.11     Coal Leases..........................................................................................37
   5.12     State of Incorporation; Location of Chief Executive Office; Organizational Identification Number;
            Commercial Tort Claims...............................................................................38
   5.13     Litigation...........................................................................................38
   5.14     Fraudulent Transfer..................................................................................38

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
   5.15     Intellectual Property................................................................................38
   5.16     Deposit Accounts and Securities Accounts.............................................................38
   5.17     Perfection/priority of Agent's Liens.................................................................38
   5.18     No Default...........................................................................................38
   5.19     OFAC.................................................................................................39
   5.20     Patriot Act..........................................................................................39
6  AFFIRMATIVE COVENANTS.........................................................................................39
   6.1      Accounting System....................................................................................39
   6.2      Financial Statements; Reports; Certificates..........................................................39
   6.3      Delivery of Financial Information and other Reporting to Lenders.....................................42
   6.4      Officer's Certificate................................................................................42
   6.5      Accountant's Certificate.............................................................................43
   6.6      Inspection...........................................................................................43
   6.7      Maintenance of Existence.............................................................................43
   6.8      Compliance with Laws; Payment of Taxes...............................................................43
   6.9      Insurance............................................................................................44
   6.10     Maintenance of Property..............................................................................44
   6.11     Location of Inventory and Equipment..................................................................44
   6.12     Leases...............................................................................................45
   6.13     Environmental Notices................................................................................45
   6.14     Environmental Release................................................................................45
   6.15     Updated Opinions.....................................................................................45
   6.16     Disclosure Updates...................................................................................45
   6.17     Domestic Subsidiaries to Become Guarantors...........................................................46
   6.18     Pledge of Stock of Direct Foreign Subsidiaries.......................................................46
   6.19     Covenant to Secure Loans Equally.....................................................................46
   6.20     Other Covenants......................................................................................46
   6.22     Post-Closing Requirements............................................................................47
   6.23     Further Assurances...................................................................................47
7  NEGATIVE COVENANTS............................................................................................47
   7.1      Dissolution..........................................................................................48
   7.2      Consolidation, Mergers and Sales of Assets...........................................................48
   7.3      Changes in Fiscal Year...............................................................................49
   7.4      Environmental Matters................................................................................49
   7.5      Transactions with Affiliates.........................................................................49
   7.6      Investments..........................................................................................49
   7.7      Liens................................................................................................50
   7.8      Fixed Charge Coverage................................................................................51
   7.9      Restricted Payments..................................................................................52
   7.10     Leverage Ratio.......................................................................................52
   7.11     Minimum Consolidated Tangible Net Worth..............................................................52
   7.12     Debt.................................................................................................52
   7.13     Capital Expenditures.................................................................................53
   7.14     Minimum Consolidated Total EBITDA....................................................................54
   7.15     Nature of Business...................................................................................55
   7.16     Dividend and Other Payment Restrictions Affecting Subsidiaries.......................................55

                                                       - ii -

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

   7.17     Limitation on Guarantees.............................................................................55
   7.18     Limitation on Leases.................................................................................56
   7.19     Joint Ventures or Partnership........................................................................56
   7.20     Sale and Leaseback...................................................................................56
   7.21     Amendments to Senior Debt Documents..................................................................56
8  EVENTS OF DEFAULT.............................................................................................56
9  THE LENDERS' RIGHTS AND REMEDIES..............................................................................59
   9.1      Acceleration.........................................................................................59
   9.2      Other Remedies.......................................................................................60
   9.3      Rescission...........................................................................................60
   9.4      No Waivers or Election of Remedies, Expenses, Etc....................................................60
10 GUARANTEE.....................................................................................................60
   10.1     Guarantee............................................................................................60
   10.2     Guaranty Absolute....................................................................................61
   10.3     Demand by Lender.....................................................................................62
   10.4     Waivers..............................................................................................63
   10.5     Benefits of Guaranty.................................................................................63
   10.6     Modification of Loans, etc...........................................................................63
   10.7     Reinstatement........................................................................................64
   10.8     Waiver of Subrogation................................................................................64
   10.9     Election of Remedies, Etc............................................................................65
   10.10    Continuing Guaranty..................................................................................65
   10.11    Contribution.........................................................................................65
   10.12    Savings Clause.......................................................................................66
   10.13    Subordination of Borrower's Obligations to Guarantors................................................67
11 TAXES AND EXPENSES............................................................................................68
12 WAIVERS; INDEMNIFICATION......................................................................................68
   12.1     Demand; Protest; etc.................................................................................69
   12.2     The Lender Group's Liability for Collateral..........................................................69
   12.3     Indemnification......................................................................................69
13 NOTICES.......................................................................................................70
14 CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER....................................................................71
15 ASSIGNMENTS AND PARTICIPATIONS................................................................................72
   15.1     Assignments and Participations.......................................................................72
   15.2     Successors...........................................................................................76
16 AMENDMENTS; WAIVERS...........................................................................................76
   16.1     Amendments and Waivers...............................................................................76
   16.2     Solicitation of Lenders..............................................................................77
   16.3     Binding Effect.......................................................................................77
   16.4     No Waivers; Cumulative Remedies......................................................................77
17 AGENT; THE LENDER GROUP.......................................................................................78
   17.1     Appointment and Authorization of Agent...............................................................78
   17.2     Delegation of Duties.................................................................................78
   17.3     Liability of Agent...................................................................................79
   17.4     Reliance by Agent....................................................................................79
   17.5     Notice of Default or Event of Default................................................................79

                                                       - iii -
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

   17.6     Credit Decision......................................................................................80
   17.7     Costs and Expenses; Indemnification..................................................................80
   17.8     Agent in Individual Capacity.........................................................................81
   17.9     Successor Agent......................................................................................81
   17.10    Lender in Individual Capacity........................................................................82
   17.11    Withholding Taxes....................................................................................82
   17.12    Collateral Matters...................................................................................84
   17.13    Restrictions on Actions by Lenders; Sharing of Payments..............................................85
   17.14    Agency for Perfection................................................................................86
   17.15    Payments by Agent to the Lenders.....................................................................86
   17.16    Concerning the Collateral and Related Transaction Documents..........................................86
   17.17    Other Reports and Information........................................................................86
   17.18    Several Obligations; No Liability....................................................................86
   17.19    Authorization to Execute Intercreditor and Subordination Agreements and Security Documents...........86
18 GENERAL PROVISIONS............................................................................................87
   18.1     Effectiveness........................................................................................87
   18.2     Section Headings.....................................................................................87
   18.3     Interpretation.......................................................................................87
   18.4     Severability of Provisions...........................................................................87
   18.5     Construction.........................................................................................87
   18.6     Amendments in Writing................................................................................87
   18.7     Counterparts; Telefacsimile Execution................................................................87
   18.8     Revival and Reinstatement of Obligations.............................................................88
   18.9     Confidentiality......................................................................................88
   18.10    Reproduction of Documents............................................................................89
   18.11    Integration..........................................................................................89

                             EXHIBITS AND SCHEDULES


              Exhibit A                 Form of Assignment
              Exhibit B                 Form of Note
              Exhibit C                 Form of Joinder Agreement

              Schedule A                Agent's Account
              Schedule B                Cash Management Banks
              Schedule C                Real Property Transaction
              Schedule 2.1              Term Loan Amounts per Lender
              Schedule 3.2(f)           Real Property Not to be Mortgaged
              Schedule 3.2(i)           Jurisdictions for Local Counsel
              Schedule 5.5              Credit Parties; Capital Stock
              Schedule 5.7              Material Agreements
              Schedule 5.9(a)           Owned Real Property
              Schedule 5.9(b)           Leased Real Property
              Schedule 5.11             Coal Leases
              Schedule 5.12(a)          Jurisdictions of Organization
              Schedule 5.12(b)          Chief Executive Offices
              Schedule 5.12(c)          Organizational Numbers
              Schedule 5.12 (d)         Commercial Tort Claims
              Schedule 5.13             Litigation
              Schedule 5.15             Intellectual Property
              Schedule 5.16             Deposit Accounts and Securities Accounts
              Schedule 5.21             Evidence of Title
              Schedule 6.22(c)          Post-Closing Lien Searches
              Schedule 7.6              Existing Investments
              Schedule 7.7              Existing Liens
              Schedule 7.12             Existing Debt
              Schedule 7.15             Business
              Schedule 7.17             Guarantees

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT (THE "SUBORDINATION AGREEMENT") DATED AS OF MAY 6, 2004 AMONG JAMES RIVER COAL COMPANY AND SUCH OTHER COMPANIES THAT ARE FROM TIME TO TIME PARTY TO THE SUBORDINATION AGREEMENT AS COMPANIES (COLLECTIVELY, THE "COMPANIES"), BNY ASSET SOLUTIONS, LLC (THE "SUBORDINATED AGENT") AND WELLS FARGO FOOTHILL, INC. ("SENIOR AGENT"), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY THE COMPANIES PURSUANT TO THAT CERTAIN LOAN AND SECURITY AGREEMENT DATED AS OF MAY 6, 2004 AMONG THE COMPANIES, SENIOR AGENT AND THE LENDERS FROM TIME TO TIME PARTY THERETO, AS SUCH LOAN AGREEMENT HAS BEEN AND HEREAFTER MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME AND TO INDEBTEDNESS REFINANCING THE INDEBTEDNESS UNDER THAT AGREEMENT IN EACH CASE TO THE EXTENT PERMITTED BY THE SUBORDINATION AGREEMENT; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

                               TERM LOAN AGREEMENT

        THIS TERM LOAN AGREEMENT (this "AGREEMENT"), is entered into as of May 6, 2004, by and among JAMES RIVER COAL COMPANY, a Virginia corporation ("BORROWER"), the Guarantors (as defined herein), the lenders from time to time parties hereto (the "LENDERS") and BNY ASSET SOLUTIONS LLC, as agent for the Lenders (in such capacity, the "AGENT").

                              W I T N E S S E T H:

        WHEREAS, the Borrower and certain of its subsidiaries, (collectively, the "EXISTING DEBTORS") filed Debtors' Second Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the "PLAN OF REORGANIZATION") on April 20, 2004 (the "PLAN DATE");

        WHEREAS, the Plan of Reorganization represents a consensual restructuring of the Borrower's and its Subsidiaries pre-petition Debt under (i) that certain Credit Agreement dated as of August 24, 2000, as amended by that certain First Amendment to Credit Agreement dated as of March 30, 2001, that certain Second Amendment to Credit Agreement dated as of August 10, 2001, that certain Third Amendment to Credit Agreement dated as of December 31, 2001 and a Forbearance Agreement and Fourth Amendment to Credit Agreement dated as of April 17, 2002 (as so amended, the "PREPETITION CREDIT AGREEMENT"), among Borrower, as borrower, the lenders party thereto (the "PREPETITION LENDERS") and Wachovia Bank, National Association, in its capacity as administrative agent and syndication lender on behalf of the Prepetition Lenders, and (ii) that certain Note Agreement dated as of August 24, 2000, as amended by that certain Amendment of 2000 Note Agreement and Note dated March 30, 2001, that certain Waiver and Amendment of 2000 Note Agreement dated as of August 10, 2001, that certain Waiver and


                      SIGNATURE PAGE TO TERM LOAN AGREEMENT

Amendment of 2000 Note Agreement dated December 31, 2001 and that certain Forbearance Agreement and Amendment of 2000 Note Agreement dated April 17, 2002 (as so amended, the "PREPETITION NOTE AGREEMENT" and together with the Prepetition Credit Agreement, collectively, the "PREPETITION FINANCING AGREEMENTS"), between Borrower and The Prudential Insurance Borrower of America, including the Senior Notes (as defined in and issued pursuant to the Prepetition Note Agreement) (the "OLD NOTES");

        WHEREAS, the Plan of Reorganization contemplates, among other things, that the Borrower will be deemed to have incurred term loans owed to Prepetition Lenders and the holders of the Old Notes (the "SENIOR SECURED LENDERS") in the aggregate principal amount of $75,000,000;

        WHEREAS, on April 22, 2004, the United States Bankruptcy Court for the Middle District of Tennessee Nashville Division (the "BANKRUPTCY COURT") entered an order (the "CONFIRMATION ORDER") confirming the Plan of Reorganization; and

        WHEREAS, it is a condition precedent to the effectiveness of the Plan of Reorganization that the Lenders and the Borrower enter into this Agreement;

        NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto hereby agree as follows:

1       DEFINITIONS AND CONSTRUCTION.

        1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following definitions:

                "ACCOUNT" means an account (as that term is defined in the Code).

                "ACCOUNT DEBTOR" means any Person who is obligated on an Account, chattel paper, or a General Intangible.

                "ADDITIONAL DOCUMENTS" has the meaning set forth in SECTION 4.4(C).

                "AFFILIATE" means, with respect to any entity, any other entity
(i) directly or indirectly controlling or controlled by or under direct or common control with such entity or (ii) directly or indirectly owning or holding ten percent (10%) or more of the equity interest in such entity, PROVIDED, HOWEVER, that the term "Affiliate" shall not include any Lender as an Affiliate of any Credit Party. For purposes of this definition, "control" when used with respect to any entity means the power to direct the management and policies of such entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                "AGENT" means BNY Asset Solutions LLC, solely in its capacity as agent hereunder, and any successor thereto.

                "AGENT'S ACCOUNT" means the deposit account of Agent identified on SCHEDULE A.

                "AGENT'S LIENS" means the Liens granted by the Borrower or any of its Subsidiaries to the Agent, for the benefit of the Lender Group, under this Agreement or the other Transaction Documents.

                "AGENT-RELATED PERSONS" means the Agent, together with its Affiliates, officers, directors, employees, attorneys, and agents.

                "AGREEMENT" means this Term Loan Agreement dated as of May 6, 2004. As used herein, the term "this Agreement" and references thereto means this Agreement as it may from time to time be amended or supplemented.

                "AIRCRAFT" means that certain Beechcraft B100 King Air, serial number BE-46 with a registration number of N988JR, all propellers thereto, all engines therein, and all other equipment affixed thereto.

                "AIRCRAFT MORTGAGE" means that certain Security Agreement, dated as of the Closing Date, executed and delivered by Borrower in favor of Agent, in form and substance reasonably satisfactory to the Required Lenders, which encumbers the Aircraft and any replacement parts thereof.

                "AMORTIZATION" means for any period of determination the sum of all amortization charges of Borrower and its Consolidated Subsidiaries for such period as determined in accordance with GAAP, on a consolidated basis.

                "APPLICABLE RATE" means 9.00% per annum

                "AS-EXTRACTED COLLATERAL" means as-extracted collateral (as that term is defined in the Code).

                "ASSIGNEE" has the meaning set forth in SECTION 15.1.

                "ASSIGNMENT AND ACCEPTANCE AGREEMENT" means an Assignment and Acceptance Agreement substantially in the form of EXHIBIT A.

                "AVOIDANCE PROVISIONS" has the meaning assigned to such term in
SECTION 10.12.

                "BANKRUPTCY CASE" means Case No. 303-04095 of the Borrower and its Subsidiaries filed in the United States Bankruptcy court for the Middle District of Tennessee, Nashville Division.

                "BANKRUPTCY CODE" means the United States Bankruptcy Code as in effect from time to time or any similar legislation.

                "BOARD OF DIRECTORS" means the board of directors (or comparable managers) of Borrower or any committee thereof duly authorized to act on behalf of the board of directors (or comparable managers).

                "BOOKS" means all now owned or hereafter acquired books and records of the Credit Parties (including all of their records indicating, summarizing, or evidencing their assets (including the Collateral) or liabilities, all of the Credit Parties' Records relating to their business operations or financial condition, and all of their goods or General Intangibles related to such information).

                "BORROWER" shall have the meaning set forth in the preamble to this Agreement.

                "BUSINESS DAY" means any day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in the state of New York.

                "CAPITAL EXPENDITURES" means Maintenance Capital Expenditures and Mine No. 15 Capital Expenditures.

                "CAPITAL LEASE" means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

                "CAPITAL STOCK" means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

                "CASH MANAGEMENT BANKS" means those financial institutions set forth on SCHEDULE B.

                "CERCLA" means the United States Comprehensive Environmental Response, Compensation and Liability Act of 1980,42 U.S.C.ss. 9601 ET SEQ., as may be amended, now or hereafter.

                "CHANGE OF CONTROL" means that (i) any "person" or "group" (within the meaning of Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 25%, or more, of the Stock of the Borrower having the right to vote for the election of members of the Board of Directors, (ii) if at any time, individuals who at the date hereof constituted the Board of Directors of Borrower (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of Borrower, as the case may be, was approved by a vote of the majority of the directors then still in office who were either directors at the date hereof or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Borrower then in office, or (iii) the Borrower ceases to own, directly or indirectly, and control 100% of the outstanding Stock of each of its Subsidiaries in existence as of the Closing Date, other than in connection with a Permitted Corporate Transaction.

                "CLOSING" is defined in SECTION 3.

                "CLOSING DATE" means May 6, 2004.

                "COAL LEASES" means the leases described on SCHEDULE 5.11 hereto (as such SCHEDULE 5.11 is updated annually as provided in SECTION 6.17), pursuant to which the Borrower or a Subsidiary of Borrower, as the case may be, leases real property (including minerals, coal reserves and other interests in real property) for the purpose of mining or otherwise extracting coal from such property and other operations with respect thereto and pursuant to which the Borrower or such Subsidiary is obligated to make payments for rent, royalties or otherwise under such lease aggregating $100,000 or more in any calendar year.

                "CODE" or "UNIFORM COMMERCIAL CODE" or "UCC" means the New York Uniform Commercial Code, as in effect from time to time; PROVIDED, HOWEVER, that, in the event that, by reason of mandatory provisions of law, any of the perfection or priority of the Agent's and the Lenders' security interest in any Personal Property Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "Code" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions related to such provisions.

                "COLLATERAL" means, collectively, the Personal Property Collateral and the Real Property Collateral.

                "COLLATERAL ACCESS AGREEMENT" means a landlord waiver, bailee letter, or acknowledgement agreement of any lessor, warehouseman, processor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in any Credit Party's Books, Equipment or Inventory, in each case, in form and substance reasonably satisfactory to Required Lenders.

                "COLLECTIONS" means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds, proceeds of any issuance of Stock, and tax refunds) but excluding proceeds of the Loans deemed to be made hereunder, the Senior Term Loan and the Senior Revolving Loans.

                "COMMERCIAL TORT CLAIM ASSIGNMENT" has the meaning set forth in
SECTION 4.4(B).

                "COMPLIANCE CERTIFICATE" has the meaning set fort in SECTION
6.4.

                "CONFIRMATION ORDER" has the meaning set forth in the preamble.

                "CONSOLIDATED FIXED CHARGES" means, with respect to any fiscal period, the sum of Consolidated Interest Expense for such period plus Capital Expenditures for such period PLUS all scheduled principal payments made on Debt of Borrower and its Consolidated Subsidiaries during such period, including, without limitation, on the Loans and any principal outstanding under the Senior Loan Agreement, but not including any payment of principal made in connection with any refinancing thereof.

                "CONSOLIDATED INTEREST EXPENSE" for any period means the gross interest expense, whether paid or accrued (including the interest component of Capital Lease obligations) of Borrower and its Consolidated Subsidiaries on a consolidated basis for such period, including, without limitation or duplication, (i) interest expense in respect of the Loans and all other outstanding Debt, (ii) amortization of the discount or issuance cost of any Debt (including, without limitation, any original issue discount attributable to any issuance of debt securities), (iii) commissions, discounts and other fees and charges payable in connection with letters of credit, (iv) net payments payable in connection with all Hedge Obligations (including amortization of any discount) and (v) any interest which is capitalized, all as determined in conformity with GAAP.

                "CONSOLIDATED NET INCOME" means, for any period, the Net Income of Borrower and its Consolidated Subsidiaries determined on a consolidated basis, excluding (i) extraordinary items, (ii) any equity interests of Borrower or any Subsidiary in the unremitted earnings of any Person that is not a Subsidiary, except to the extent of the amount of dividends or other distributions actually paid to Borrower or any of its Consolidated Subsidiaries by such Person during such period, (iii) the income of any Consolidated Subsidiary to the extent that the declaration or payment of dividends or similar distributions by that Consolidated Subsidiary of its income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Consolidated Subsidiary; and (iv) the income (or loss) of any Person that ceases to be a Consolidated Subsidiary or who sells or otherwise disposes of all or substantially all of its assets during such period; and including the income (or loss) of any Person that becomes a Consolidated Subsidiary of Borrower, is merged into or consolidated with Borrower or any of its Consolidated Subsidiaries or all or substantially all of whose assets are acquired by Borrower or any of its Consolidated Subsidiaries during such period.

                "CONSOLIDATED SUBSIDIARY" means at any date any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of Borrower in its consolidated financial statements as of such date.

                "CONSOLIDATED TANGIBLE NET WORTH" means, at any date of determination, stockholders' equity, in accordance with GAAP, LESS the sum of the value, as set forth or reflected on the most recent consolidated balance sheet of Borrower and its Consolidated Subsidiaries, prepared in accordance with GAAP, of:

                (a) All assets which would be treated as intangible assets for balance sheet presentation purposes under GAAP, including without limitation goodwill (whether representing the excess of cost over book value of assets acquired, or otherwise), trademarks, tradenames, copyrights, patents and technologies, and unamortized debt discount and expense;

                (b) To the extent not included in (a) of this definition, any amount at which shares of Capital Stock of Borrower appear as an asset on the balance sheet of Borrower and its Consolidated Subsidiaries;

                (c) Loans or advances to stockholders, directors, officers or employees; and

                (d) To the extent not included in (a) of this definition, deferred expenses.

                For purposes of this definition, coal rights shall be deemed to be tangible property.

                "CONSOLIDATED TOTAL DEBT" means at any date the Debt of Borrower and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.

                "CONSOLIDATED TOTAL EBITDA" means, as to Borrower and its Consolidated Subsidiaries calculated for each Fiscal Quarter then ending, and the immediately preceding three Fiscal Quarters (determined on a consolidated basis and in accordance with GAAP), the sum of (without duplication) (a) Consolidated Net Income, PLUS (b) Consolidated Interest Expense (to the extent subtracted from Consolidated Net Income), PLUS (c) Amortization (to the extent subtracted from Consolidated Net Income), PLUS (d) Depreciation (to the extent subtracted from Consolidated Net Income), PLUS (e) depletion (to the extent subtracted from Consolidated Net Income), PLUS (f) other non-cash expenses, PLUS
(g) extraordinary losses, PLUS (h) any non-recurring charge or restructuring charge (including without limitation the uncapitalized restructuring and transaction expenses incurred in connection with the Bankruptcy Case through the first anniversary of the consummation of the Plan of Reorganization in an aggregate amount not to exceed $20,000,000) which in accordance with GAAP has been deducted in the calculation of operating income, PLUS (i) the cumulative effect of any change in accounting principles as shown on Borrower's consolidated statement of income for such period, PLUS or MINUS (j) to the extent included in determining Consolidated Net Income, provisions for taxes on income for such period (subtract if net benefits are recognized), MINUS (k) the amount of cash expended in such period in respect of any amount which, under clauses (f) through (h) above, was added back in determining Consolidated Total EBITDA for such or any prior period (other than cash restructuring and transaction expenses incurred in connection with the Bankruptcy Case through the first anniversary of the consummation of the Plan of Reorganization in an aggregate amount not to exceed $20,000,000) PLUS (l) the Synfuel EBITDA Adjustment.

                "CONTRIBUTING GUARANTOR" has the meaning assigned to such term in SECTION 10.11.

                "CONTROL AGREEMENT" means each control agreement, in form and substance reasonably satisfactory to the Required Lenders, executed and delivered by a Credit Party, Agent, and the applicable securities intermediary or depository bank, as the case may be.

                "CONTROLLED GROUP" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with Borrower, are treated as a single employer under Section 414 of the IRC.

                "COPYRIGHT SECURITY AGREEMENT" means each copyright security agreement executed and delivered by a Credit Party and Agent, the form and substance of which is reasonably satisfactory to the Required Lenders.

                "CREDIT PARTY" means Borrower and each of its Subsidiaries that now or hereafter becomes a party to this Agreement as a Guarantor.

                "DEBT" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments and all reimbursement or other obligations of such Person in respect of letters of credit, bankers acceptances or other financial products, (iii) all obligations of such Person to pay the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business and repayable in accordance with customary trading practices), (iv) all obligations of such Person as a lessee under Capital Leases, (v) all Hedge Obligations of such Person, (vii) all obligations or liabilities of others secured by a Lien on any asset of such Person or its Subsidiaries, irrespective of whether such obligation or liability is assumed by such Person, and (viii) all obligations of such Person guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse) any obligation of any other Person that constitutes Debt under any of clauses (i) through (vi) above.

                "DEFAULT" means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default.

                "DEFAULT RATE" means that rate of interest that is the greater of (i) 2% per annum above the Applicable Rate or (ii) 2% per annum over the rate of interest publicly announced by Chase Manhattan Bank as its "base" or "prime" rate.

                "DEPOSIT ACCOUNT" means any deposit account (as that term is defined in the Code).

                "DEPRECIATION" means for any period the sum of all depreciation expenses of Borrower and its Consolidated Subsidiaries for such period, as determined in accordance with GAAP.

                "DIRECT FOREIGN SUBSIDIARY" means any Foreign Subsidiary owned directly by Borrower and/or a Domestic Subsidiary.

                "DOLLARS" or "$" means United States dollars.

                "DOMESTIC SUBSIDIARY" means any Subsidiary which is organized under the laws of the United States of America or any state, territory or possession thereof or the District of Columbia.

                "ELIGIBLE TRANSFEREE" means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having total assets in excess of $250,000,000, (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development or a political subdivision of any such country and which has total assets in excess of $250,000,000, provided that such bank is acting through a branch or agency located in the United States, (c) a finance company, insurance company, or other financial institution or fund that is engaged in making, purchasing, or otherwise investing in commercial loans in the ordinary course of its business and which is an "accredited investor" as defined in Regulation D of the Securities Act, (d) any Affiliate (other than individuals) of a Lender and any Approved Fund, and (e) any other Person approved by the Borrower (which approval shall not be unreasonably withheld or delayed and which approval shall be deemed to have been given if an Event of Default has occurred and is continuing); PROVIDED, HOWEVER, that in no event shall any Person be an Eligible Transferee if that Person or any of its Subsidiaries is a direct competitor of any Credit Party at the time such Person becomes a Lender.

                "ENVIRONMENTAL AUTHORITY" means any foreign, federal, state, local, or regional administrative body, government, agency, executive, court, or other governmental authority that exercises any form of jurisdiction or authority under any Environmental Requirement over Borrower, its Subsidiaries, or the Real Property.

                "ENVIRONMENTAL JUDGMENTS AND ORDERS" means, to the extent applicable to Borrower, its Subsidiaries or the Real Property, all judgments, decrees, orders, or case-specific requirements arising from or in any way associated with any Environmental Requirements, whether or not entered upon consent, settlement, or written agreements with an Environmental Authority or other person or entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a judgment, decree, order, or case-specific requirement.

                "ENVIRONMENTAL LIABILITIES" means with respect to Borrower, its Subsidiaries, or the Real Property, any loss, claim, expense, personal injury, property damage, natural resource damage, penalty, fine, expense, cost, lien, or other liability (whether based on strict liability or otherwise) imposed pursuant to, arising from, or otherwise related to any Environmental Requirements.

                "ENVIRONMENTAL NOTICES" means written notice from any Environmental Authority or any other person or entity alleging noncompliance with any Environmental Requirements or seeking to impose or recover for any Environmental Liabilities, including without limitation any complaint, citations, or demands from any Environmental Authority or from any other person or entity for correction of any violation of any Environmental Requirement or any investigations concerning any violation of any Environment Requirements or concerning any Environmental Releases.

                "ENVIRONMENTAL PROCEEDINGS" means any judicial or administrative proceedings arising from or in any way associated with any Environmental Requirement.

                "ENVIRONMENTAL RELEASES" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing of

Hazardous Materials into the environment (including the abandonment or discarding of barrels, pipelines, tanks, containers, and other closed receptacles containing any Hazardous Materials).

                "ENVIRONMENTAL REQUIREMENTS" means any applicable law, statute, ordinance, regulation, order, common law, writ, decree, or other legally binding requirement, standard, or other obligation of any Governmental Authority regulating, relating to or imposing liability or standards of conduct concerning the environment, Hazardous Materials, natural resources, pollution, or the protection of worker health and safety and applicable to Borrower, any Subsidiary, or the Real Property, including but not limited to any such requirement under CERCLA, the Resource Conservation and Recovery Act, 42 U.S.C.ss. 6901 et seq., the Clean Water Act, 33 U.S.C.ss. 1251 et seq., the Clean Air Act, 42 U.S.C.ss.7401 et seq., the Toxic Substances Control Act, 15 U.S.C.ss.2601 et seq., the Hazardous Materials Transportation Law, 49 U.S.C.ss. 5101, the Emergency Planning and Community Right-To-Know Act, 42 U.S.C.ss.11001 et seq., the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C.ss. 136 et seq., the Surface Mining Control and Reclamation Act, 30 U.S.C.ss.1201 et seq., the Occupational Safety and Health Act, 29 U.S.C.ss. 651 et seq., and the Safe Drinking Water Act, 42 U.S.C.ss. 300f et seq., and their implementing regulations, or similar federal, state, or local laws, regulations, and requirements, in each case, as now in effect or hereafter amended.

                "EQUIPMENT" means equipment (as that term is defined in the Code), and includes machinery, machine tools, motors, furniture, furnishings, fixtures, vehicles (including motor vehicles), computer hardware, tools, parts, and goods (other than consumer goods, farm products, or Inventory), wherever located, including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

                "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the applicable regulations promulgated thereunder from time to time in effect.

                "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Borrower under section 414 of the Code.

                "EVENT OF DEFAULT" has the meaning set forth in SECTION 8.

                "EXCHANGE ACT" means the Securities Exchange Act of 1934, as in effect from time to time.

                "EXTRAORDINARY RECEIPTS" means any Collections received by the Borrower or any of its Subsidiaries not in the ordinary course of business (and not consisting of proceeds described in SECTION 2.5(A)), including, (a) foreign, United States, state or local tax refunds, (b) pension plan reversions, (c) proceeds of insurance (including proceeds of key man life insurance policies),
(d) proceeds of judgments, proceeds of settlements, or other consideration of any kind in connection with any cause of action, (e) condemnation awards (and payments in lieu thereof), (f) indemnity payments, and (g) any purchase price adjustment received in connection with any purchase agreement.

                "FAIR MARKET VALUE" means, at any time, the sale value of property that would be realized in an arm's length sale at such time between an informed and willing buyer and an informed and willing seller, under no compulsion to buy or sell, respectively.

                "FAA" shall mean the United States Federal Aviation Administration and/or the Administrator of the Federal Aviation Administration and the Department of Transportation, or any person, governmental department, bureau, authority, commission or agency succeeding the functions of any of the foregoing.

                "FAA COUNSEL" means the firm of Debee and Gilchrist located in Oklahoma City, Oklahoma.

                "FEE LETTER" means that certain fee letter, dated as of April 5, 2004, among the Borrower and the Agent, in form and substance satisfactory to the Agent.

                "FINAL ORDER" means an order or judgment, the operation or effect of which has not been stayed, reversed or amended and as to which order or judgment (or any revision, modification or amendment thereof) the time to appeal or seek review or rehearing has expired and as to which no appeal or petition for review or rehearing was filed or, if filed, remains pending.

                "FISCAL PERIOD" means, (a) for the first three Fiscal Quarters of Fiscal Year 2004, the period commencing on the first day of the first Fiscal Quarter of Fiscal Year 2004 and ending with the last day of the most recently ended Fiscal Quarter, and (b) with respect to the fourth Fiscal Quarter in Fiscal Year 2004 and each Fiscal Quarter thereafter, such Fiscal Quarter and the immediately preceding three Fiscal Quarters.

                "FISCAL QUARTER" means any fiscal quarter of Borrower.

                "FISCAL YEAR" means any fiscal year of Borrower.

                "FIXED CHARGE COVERAGE RATIO" means the ratio of the sum of Consolidated Total EBITDA for such period to Consolidated Fixed Charges for such period.

                "FOREIGN SUBSIDIARY" means any Subsidiary that is not a Domestic Subsidiary.

                "FUNDING GUARANTOR" has the meaning assigned to such term in
SECTION 10.11.

                "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

                "GENERAL INTANGIBLES" means general intangibles (as that term is defined in the Code), including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trade secrets, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, insurance premium rebates, tax refunds, and tax refund claims and any other personal property other than Accounts, Deposit Accounts, goods, Investment Property, and Negotiable Collateral.

                "GOVERNMENTAL AUTHORITY" means

                (a)     the government of

                        (i) the United States of America or any State or other political subdivision thereof, or

                        (ii) any jurisdiction in which Borrower or any of its Subsidiaries conducts all or any part of its business, or which asserts jurisdiction over any properties of Borrower or any of its Subsidiaries, or

                (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government

                "GUARANTEE" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), PROVIDED that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                "GUARANTEED OBLIGATIONS" has the meaning assigned to such term in SECTION 10.1.

                "GUARANTOR" or "GUARANTORS" means, as the context may require, individually and/or collectively, the Subsidiaries of Borrower that execute this Agreement on the Closing Date, and each other Subsidiary that become a party hereto after the Closing Date by executing a Joinder Agreement in accordance with the requirements of SECTION 6.18.

                "GUARANTY" has the meaning assigned to such term in SECTION
10.1.

                "HAZARDOUS MATERIALS" means any chemicals, substances, wastes, or other materials in any amount or concentration which are now or hereafter become defined as or included in the definition of "HAZARDOUS SUBSTANCES," "HAZARDOUS MATERIALS," "HAZARDOUS WASTES," "EXTREMELY HAZARDOUS WASTES," "RESTRICTED HAZARDOUS WASTES," "TOXIC SUBSTANCES," "TOXIC POLLUTANTS," "POLLUTANTS," "REGULATED SUBSTANCES," "INSECTICIDES", `FUNGICIDES", AND "RODENTICIDES" or "CONTAMINANTS" or words of similar import, under any Environmental

Requirement, including petroleum, petroleum hydrocarbons or petroleum products, petroleum by-products, radioactive materials, asbestos or asbestos-containing materials, gasoline, diesel fuel, pesticides, radon, urea formaldehyde, lead or lead-containing materials or polychlorinated biphenyls.

                "HEDGE OBLIGATIONS" means all obligations of such Person with respect to any and all agreements, or documents no existing or hereafter entered into by such Person that provide for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging such Person's exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices.

                "INDEMNIFIED LIABILITIES" has the meaning set forth in SECTION 12.3.

                "INDEMNIFIED PERSON" has the meaning set forth in SECTION 12.3.

                "INSOLVENCY PROCEEDING" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratorium, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

                "INTERCREDITOR AGREEMENT" means that certain Subordination and Intercreditor Agreement, dated the date hereof, among the Agent, the Credit Parties and the Senior Agent, as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time, by Agent upon the direction from the Required Lenders.

                "INTRALINKS PAGE" means the secure webpage maintained by the Agent with Intralinks, Inc. in connection with this Agreement.

                "INVENTORY" means inventory (as that term is defined in the Code).

                "INVESTMENT" means any investment in any Person, whether by means of purchase or acquisition of obligations or securities of such Person, capital contribution to such Person, loan or advance to such Person, making of a time deposit with such Person, Guarantee or assumption of any obligation of such Person or otherwise.

                "INVESTMENT PROPERTY" means investment property (as that term is defined in the Code).

                "IRC" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

                "JOINT VENTURE" means any Person (other than a wholly owned Subsidiary of a Credit Party or Credit Parties) in which an equity interest is, at the time any determination is being made,, owned or controlled by a Credit Party as permitted by this Agreement.

                "JUNIOR CLAIMS" has the meaning assigned to such term in SECTION 10.12.

                "LENDER" and "LENDERS" means, as the context may require, individually and/or collectively, each of the financial institutions or other entities that are deemed to hold loans owed by the Borrower that are either parties to this Agreement on the Closing Date or from time to time become parties hereto in accordance with the provisions of SECTION 15.1.

                "LENDER GROUP" or "LENDER GROUP PERSON" means, as the context may require, individually and/or collectively, each of the Lenders and the Agent.

                "LENDER GROUP EXPENSES" means all (a) costs or expenses (including taxes and insurance premiums) required to be paid by Borrower or any its Subsidiaries under any of the Transaction Documents that are paid, advanced or incurred by the Agent-Related Person pursuant to the terms hereof or otherwise at the request of the Required Lenders, (b) fees or charges paid or incurred by the Agent-Related Person in connection with the Lender Group's transactions pursuant to the Transaction Documents with Borrower or any of its Subsidiaries, including reasonable fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation and Uniform Commercial Code searches and including searches with the patent and trademark office, the copyright office, the FAA or the department of motor vehicles), filing, recording, publication, appraisals (including periodic collateral appraisals or business valuations to the extent of the fees and charges (and up to the amount of any limitation) contained in this Agreement and the other Transaction Documents), real estate surveys, real estate title policies and endorsements, and environmental audits to the extent provided for in the Transaction Documents, (c) reasonable costs and expenses incurred by the Agent-Related Person in the disbursement of funds to or for the account of members of the Lender Group (by wire transfer or otherwise), (d) reasonable charges paid or incurred by the Agent-Related Person resulting from the dishonor of checks, (e) reasonable costs and expenses paid or incurred by the Agent-Related Person to correct any default or enforce any provision of the Transaction Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, all as instructed by the Required Lenders, (f) reasonable costs and expenses of third party claims or any other suit paid or incurred by the Agent-Related Person in enforcing (at the request of the Required Lenders) or defending the Transaction Documents or in connection with the transactions contemplated by the Transaction Documents or the Lender Group's relationship with Borrower or any Subsidiary of Borrower, (g) the Agent-Related Person's reasonable costs and expenses (including attorneys fees) incurred in reviewing, administering, or amending the Transaction Documents, and
(h) the Agent-Related Person's and each Lender's reasonable costs and expenses (including attorneys, accountants, consultants, and other advisors fees and expenses) incurred in terminating, enforcing (including attorneys, accountants, consultants, and other advisors fees and expenses incurred in connection with a "WORKOUT" a "RESTRUCTURING," or an Insolvency Proceeding concerning Borrower or its Subsidiaries or in exercising rights or remedies under the Transaction Documents), or defending the Transaction Documents, irrespective of whether suit is brought, or in taking any remedial action concerning the Collateral, all to the extent such termination, enforcement or defense is requested by the Required Lenders.

                "LENDER-RELATED PERSON" means, with respect to any Lender, such Lender, together with such Lender's Affiliates, officers, directors, employees, attorneys and agents.

                "LEVERAGE RATIO" means, as of any date, the ratio of (a) Consolidated Total Debt as of such date to (b) Consolidated Total EBITDA for the four Fiscal Quarters ending on or immediately prior to such date.

                "LIEN" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance , or encumbrance or servitude of any kind in respect of such asset to secure or assure payment of Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing (other than an agreement with any creditor that if a Lien is granted to another Person, an equal and ratable Lien will be granted to such creditor). For the purposes of this Agreement, Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

                "LIQUIDATING TRUST SUBORDINATION AGREEMENT" means that certain Subordination Agreement, dated the date hereof, among the Agent, the Credit Parties, the Senior Agent and Anthony H.N. Schnelling, as Liquidating Trustee of the JRCC Unsecured Creditor Liquidating Trust, and his successors in trust, as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time, by Agent upon the direction from the Required Lenders.

                "LOANS" has the meaning set forth in SECTION 2.1.

                "MAINTENANCE CAPITAL EXPENDITURES" means, with respect to any Person for any period, the aggregate of all expenditures incurred (whether paid in cash or accrued as a liability) during such period by such Person and its Subsidiaries that are capital expenditures as determined in accordance with GAAP, whether such expenditures are paid in cash or financed; provided, that Maintenance Capital Expenditures shall exclude Mine No. 15 Capital Expenditures.

                "MATERIAL ADVERSE EFFECT" means any event or condition that (i) has a material adverse effect on (a) the business, operations, affairs, condition (financial or otherwise), assets, prospects or properties of the Credit Parties taken as a whole, or (b) the ability of the Credit Parties taken as a whole to perform their respective obligations under this Agreement, the Notes and any other Transaction Document to which they are or will be a party,
(c) the Liens granted to the Agent (for the benefit of the Lender Group) or the validity or enforceability of this Agreement or the Notes or (ii) materially impairs the rights, remedies or benefits available to the

Agent or the Lender Group; PROVIDED, HOWEVER, that any event or condition will be deemed to have a "Material Adverse Effect" if such event or condition when taken together with all other events and conditions occurring or in existence at such time (including all other events and conditions which, but for the fact that a representation, warranty or covenant is subject to a "Material Adverse Effect" exception, would cause such representation or warranty contained herein to be untrue or such covenant to be breached) would result in a "Material Adverse Effect", even though, individually, such event or condition would not do so.

                "MATURITY DATE" means May 6, 2011.

                "MINE NO. 15 CAPITAL EXPENDITURES" means, with respect to any Person for any period, the aggregate of all expenditures incurred (whether paid in cash or accrued as a liability) in connection with Mine No. 15 during such period by such Person and its Subsidiaries that are capital expenditures as determined in accordance with GAAP, whether such expenditures are paid in cash or financed.

                "MORTGAGES" means, individually and collectively, one or more mortgages, leasehold mortgages, deeds of trust, leasehold deeds of trust, deeds to secure debt or leasehold deeds to secure debt, executed and delivered by the Borrower or any Subsidiary in favor of Agent, in form and substance reasonably satisfactory to the Required Lenders, that encumber any Real Property and the related improvements thereto.

                "MULTIEMPLOVER PLAN" means any employee benefit plan of the type described in Section 400 1(a)(3) of ERISA, to which Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

                "NEGOTIABLE COLLATERAL" means letters of credit, letter of credit rights, instruments, promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and tangible chattel paper).

                "NET CASH PROCEEDS" means, (i) with respect to any sale or disposition by the Borrower or any of its Subsidiaries of property or assets, the amount of Collections received (directly or indirectly) from time to time (whether as initial consideration or through the payment of deferred consideration) by or on behalf of such Person, in connection therewith after deducting therefrom only (A) the amount of any Debt secured by any Permitted Encumbrance on any asset (other than (1) Debt owing to the Senior Agent, any "Lender" under the Senior Loan Agreement or any other "Loan Document" as defined therein, the Agent or any Lender under this Agreement or the other Transaction Documents and (2) Debt assumed by the purchaser of such asset) which is required to be, and is, repaid in connection with such disposition, (B) reasonable expenses related thereto incurred by such Person in connection therewith and (C) taxes paid or payable to any taxing authorities by such Person in connection therewith and (ii) with respect to the issuance or incurrence of any Debt by the Borrower or any of its Subsidiaries, the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or disposition of deferred compensation) by or on behalf of such Person in connection therewith, after deducting therefrom only (A) reasonable expenses related thereto incurred by such Person in connection therewith, (B) transfer taxes paid by such

Person in connection therewith and (C) net income taxes to be paid in connection therewith (after taking into account any tax credits or deductions and any tax sharing arrangements); in each case of clause (i) and (ii) to the extent, but only to the extent, that the amounts so deducted are (1) actually paid to a Person that, except in the case of reasonable out-of-pocket expenses, is not an Affiliate of such Person or any of its Subsidiaries and (2) properly attributable to such transaction or to the asset that is the subject thereof.

                "NET INCOME" means, as applied to any Person for any period, the aggregate amount of net income of such Person, after taxes, for such period, as determined in accordance with GAAP.

                "NOTE" means any promissory note payable by the Borrower or a Lender in the form of EXHIBIT B evidencing the Loans made by such Lender.

                "OFFICERS' CERTIFICATE" means a certificate of a Senior Financial Officer or of any other officer of Borrower whose responsibilities extend to the subject matter of such certificate.

                "ORIGINATING LENDER" has the meaning set forth in SECTION
15.1(E).

                "PARTICIPANT" has the meaning set forth in SECTION 15.1(E).

                "PATENT SECURITY AGREEMENT" means any patent security agreement executed and delivered by a Credit Party and Agent, the form and substance of which is reasonably satisfactory to the Required Lenders.

                "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto

                "PERMITTED CORPORATE TRANSACTIONS" means any or all of the following transactions among Borrower and Guarantors: (a) the merger of Leeco Processing Company into Leeco, Inc. ("Leeco"), with Leeco's being the surviving entity; (b) Eolia Resources, Inc., into Blue Diamond Coal Export Co. ("Export") or BDDC Holding Company, Inc. ("BDDC"), with Export's or BDDC's being the surviving entity; (c) the merger of Export into BDDC, with BDDC's being the surviving entity; (d) the merger of Leatherwood Processing Company into Blue Diamond Coal Company ("Blue Diamond"), with Blue Diamond's being the surviving entity; (e) the merger of Bledsoe Processing Company into Shamrock Coal Company, Incorporated ("SCCI"), with SCCI's being the surviving entity; (f) the merger of Johns Creek Processing Company into McCoy Elkhorn Coal Corporation ("McCoy"), with McCoy's being the surviving entity; (g) the merger of Primary Energies Corporation into McCoy, with McCoy's being the surviving entity, (h) the merger of Hignite Processing Company into Bell County Coal Corporation ("Bell"), with Bell's being the surviving entity; (i) the merger of BDDC into the Borrower, with the Borrower's being the surviving entity; (h) the merger of SCCI into Bledsoe Coal Corporation ("Bledsoe"), with Bledsoe's being the surviving entity;
(k) the merger of Johns Creek Coal Company and Pike County Resources, Inc., into Johns Creek Elkhorn Coal Corporation ("JCEC"), with JCEC's being the surviving entity; and (l) the merger of JCEC into the Borrower, with the Borrower's being the surviving entity.

                "PERMITTED DISCRETION" means a determination made in the exercise of reasonable (from the perspective of a secured lender) business judgment.

                "PERMITTED DISPOSITIONS" means (a) sales or other dispositions of Equipment that is substantially worn, damaged, or obsolete in the ordinary course of business in an aggregate amount not to exceed $1,000,000 in any calendar year, (b) sales of Inventory to buyers in the ordinary course of business, (c) the use or transfer of money or Cash Equivalents in a manner that is not prohibited by the terms of this Agreement or the other Transaction Documents, (d) the licensing, on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business, (e) so long as no Event of Default exists, the sale or transfer of real or personal property from one Credit Party to another Credit Party consistent with past practices, (f) dispositions made pursuant to the Real Property Transaction, and (g) dispositions made pursuant to a Permitted Corporate Transaction.

                "PERMITTED ENCUMBRANCES" means all Liens expressly permitted under SECTION 7.7 and at all times prior to 30 days after the Closing Date, any Liens of which notice has been filed in the jurisdictions and under the names listed on SCHEDULE 6.22(C) to the extent that appropriate authorized or executed releases of such Liens are delivered in accordance with Section 6.22(c).

                "PERMITTED HOLDERS" means the parties signing this Agreement on the Closing Date as a Lender.

                "PERMITTED PROTEST" means the right of any Credit Party to protest any Lien (other than any Lien that secures the Secured Obligations), taxes (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on the Books in such amount as is required under GAAP, (b) any such protest is instituted promptly and prosecuted diligently by any Credit Party in good faith, and (c) Required Lenders are reasonably satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Agent's Liens.

                "PERMITTED PURCHASE MONEY LIEN" means any Lien on an asset which is purchased after the Effective Date, PROVIDED that (i) such Lien attaches to such asset concurrently with the acquisition, (ii) such Lien does not at any time encumber any Property other than such asset, (iii) the amount of Debt secured by such asset does not exceed the acquisition cost (including, without limitation, all taxes, shipping, installation, financing charges and fees, and other related costs and expenses) of the particular asset for which such Lien is granted and (iv) the aggregate principal amount outstanding at any one time of all Purchase Money Debt issued after the Closing Date and secured by Permitted Purchase Money Liens for all of the Credit Parties and their Subsidiaries shall not exceed $5,000,000.

                "PERSON" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

                "PERSONAL PROPERTY COLLATERAL" means all of each Credit Party's now owned or hereafter acquired right, title, and interest in and to each of the following:

                (a)     all of its Accounts,

                (b)     all of its Books,

                (c) all of its commercial tort claims described on SCHEDULE 5.12(D),

                (d)     all of its Deposit Accounts,

                (e)     all of its Equipment,

                (f)     all of its General Intangibles,

                (g)     all of its Inventory,

                (h)      all of its As-extracted Collateral;

                (i). all of its Investment Property (including all of its securities and Securities Accounts),

                (j)     all of its Negotiable Collateral,

                (k)     all of its Supporting Obligations,

                (l) money or other assets of each such Credit Party that now or hereafter come into the possession, custody, or control of any member of the Lender Group, and

                (m) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all Accounts, Books, Deposit Accounts, Equipment, General Intangibles, Inventory, As-extracted Collateral, Investment Property, Negotiable Collateral, Real Property, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

Notwithstanding anything herein to the contrary, Personal Property Collateral shall exclude (x) any item of General Intangibles that is now or hereafter held by a Credit Party but only to the extent that such item of General Intangibles (or any agreement evidencing such item of General Intangibles) contains a term or is subject to a rule of law, statute or regulation that restricts, prohibits, or requires a consent (that has not been obtained) of a Person (other than such Credit Party) to, the creation, attachment or perfection of the security interest granted herein and any such restriction, prohibition and/or requirement of consent is effective and enforceable under applicable law and is not rendered ineffective by applicable law (including without limitation pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Code) and (y) the "Trust Causes of Action" (as defined in the Plan of Reorganization), (b) the "Rabbi Trust Assets" (as defined in the Plan of Reorganization), and (c) the "Coal Act Refund" (as defined in the Plan of Reorganization) (the property described in clause (x) and
(y), collectively, the "Excluded Property"); PROVIDED, HOWEVER, that (i) Excluded Property described in clause (x) above shall not include any Proceeds of any item of General Intangibles or As-extracted Collateral, and (ii) any leasehold interest in Real Property or item of General Intangibles described in clause (x) above that at any time ceases to satisfy the criteria for Excluded Property (whether as a result of the applicable Grantor obtaining any necessary consent, any change in any rule of law, statute or regulation, or otherwise) shall no longer be Excluded Property. For avoidance of doubt, leasehold interests in Real Property do not constitute Personal Property Collateral.

                "PLAN" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the IRC and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii) is a Multiemployer Plan.

                "PLAN OF REORGANIZATION" has the meaning set forth in the preamble hereto.

                "PLEDGED NOTE" means any intercompany note which is pledged to Agent pursuant to the Securities Pledge Agreement, as security for all of the Secured Obligations.

                "PROJECTED MINING LOCATIONS" means Borrower's annual forecast of owned and leased locations where each of the Credit Parties will conduct mining operations at any time during the forthcoming Fiscal Year, prepared in good faith, together with supporting details, including a description of the Real Property upon which such mining operations will occur, a copy of the lease or deed, as the case may be, granting the applicable Credit Party an interest in such Real Property, and a statement describing any restrictions, if any, that would preclude Agent from recording Mortgages and other filings under any applicable law necessary to provide the Agent for the benefit of the Lenders with a first priority perfected security interest in such Real Property (subject to Permitted Encumbrances).

                "PROJECTIONS" means Borrower's forecasted consolidated (a) balance sheets, (b) profit and loss statements, (c) statements of income, (d) shareholders' equity and (e) cash flow statements, all prepared on a basis consistent with Borrower's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

                "PURCHASE MONEY DEBT" means Debt incurred by Borrower or any Subsidiary incurred for the purpose of financing all or any part of the cost (including, without limitation, all taxes, shipping, installation, financing charges and fees, and other related costs and expenses) of acquiring an asset, which Debt is secured by a Permitted Purchase Money Lien.

                "REAL PROPERTY" means any estates or interests in real property, owned or leased, now owned or hereafter acquired, directly or indirectly, by the Borrower or any of its Subsidiaries and all buildings, improvements, appurtenant fixtures and equipment, easements and other property and rights incidental to the ownership or lease (as applicable) of such real property or any of the foregoing.

                "REAL PROPERTY COLLATERAL" means as of any time all Real Property that from time to time is subject to a Mortgage.

                "REAL PROPERTY TRANSACTION" means the sale or transfer of all or some portion of the Real Property described on SCHEDULE C (a) to Kentucky River Properties, LLC or any of its affiliates in whole or partial satisfaction of certain obligations owing by the Credit Parties to Kentucky River Properties, LLC or any of its affiliates and
(b) to one or more other Persons, with the proceeds thereof being paid over to Kentucky River Properties, LLC or any of its affiliates in satisfaction of such obligations.

                "RECORD" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

                "REGISTER" has the meaning set forth in SECTION 2.3(A).

                "REGISTRATION RIGHTS AGREEMENT" means that certain Registration Rights Agreement by and among Borrower and each Lender party to this Agreement as of the Closing Date, as the same may from time to time be amended, restated, modified or supplemented.

                "RELATED FUND" means any fund or account managed by any Lender or an Affiliate of any Lender or by the investment manager of any such fund or account.

                "REQUIRED LENDERS" means, at any time, the Lenders holding more than 50% of the Loans outstanding at the time, excluding any Loans held by Borrower or any of its Affiliates.

                "RESPONSIBLE OFFICER" means any Senior Financial Officer and any other officer of Borrower with responsibility for the administration of the relevant portion of this Agreement.

                "RESTRICTED PAYMENTS" means (i) any dividend or other distribution on any shares of any Credit Party's Capital Stock (except dividends payable solely in shares of its Capital Stock), (ii) any payment (other than solely in shares of its Capital Stock) on account of the purchase, redemption, retirement or acquisition of (a) any shares of any Credit Party's Capital Stock (except shares acquired upon the conversion thereof into other shares of its Capital Stock) or (b) any option, warrant or other right to acquire shares of Credit Party's Capital Stock, or (iii) any payment by any Credit Party of principal of, premium, if any, or interest on, or any redemption, purchase, retirement, defeasance, sinking fund or similar payment with respect to any Debt now or hereafter outstanding, which Debt is subordinated to any of the Secured Obligations.

                "ROLLING FOUR QUARTERS" means, with respect to any date of determination, the Fiscal Quarter then ended and the three (3) immediately preceding Fiscal Quarters considered as a single period.

                "SECURED OBLIGATIONS" means the Loans and all other amounts, obligations, covenants and duties owing by the Borrower to the Agent, any Lender, any Affiliate of them or any Indemnified Person, pursuant to this Agreement or any other Transaction Document, including, without limitation, all interest, make whole amounts, premium, expenses and indemnification amounts.

                "SECURITIES ACCOUNT" means a "securities account" as that term is defined in the Code.

                "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                "SECURITIES PLEDGE AGREEMENT" means a securities pledge agreement, in form and substance reasonably satisfactory to the Required Lenders, executed and delivered by Credit Parties to the Agent.

                "SECURITY DOCUMENTS" means this Agreement, any Patent Security Agreement, any Copyright Security Agreement, any Trademark Security Agreement, the Securities Pledge Agreement, the Aircraft Mortgage, the Mortgages and any Control Agreements.

                "SENIOR AGENT" means the "Administrative Agent" as defined in the Senior Loan Agreement.

                "SENIOR CLAIMS" has the meaning assigned to such term in SECTION 10.13.

                "SENIOR FINANCIAL OFFICER" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Borrower.

                "SENIOR LOAN AGREEMENT" means the Loan and Security Agreement, dated the date hereof, among Borrower, certain of its Subsidiaries, the lenders party thereto from time to time, and Wells Fargo Foothill, Inc., as administrative agent, as amended, modified, supplemented, amended and restated, renewed, replaced or refinanced, in whole or in part, from time to time to the extent permitted under the Intercreditor Agreement.

                "SENIOR REVOLVING COMMITMENT" means the "Revolver Commitment" established under the Senior Loan Agreement, and any other revolving credit commitment established under the Senior Loan Agreement.

                "SENIOR REVOLVING LOAN" means the "Advances" and "Letter of Credit Usage" outstanding under the Senior Revolving Commitments, and any other advances made and letters of credit issued from time to time under revolving credit facilities established under the Senior Loan Agreement.

                "SENIOR TERM LOAN" means the "Term Loan" outstanding under the Senior Loan Agreement, and any other term loan funded under the Senior Loan Agreement that when repaid cannot be reborrowed.

                "STOCK" means all shares, options, warrants, interest, participations or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

                "SUBSIDIARY" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Borrower.

                "SUPPORTING OBLIGATION" means a letter-of-credit right or secondary obligation that supports the payment or performance of an Account, chattel paper, document, General Intangible, instrument, or Investment Property.

                "SYNFUEL EBITDA ADJUSTMENT" means, the amount, if any, for any measuring period, that is equal to the product of $291,667 times the number of full months (not to exceed 12) in each such measuring period that end after the repeal or expiration of Section 29 of the Internal Revenue Code ("Credits for producing fuel from unconventional sources") but prior to December 31, 2007; PROVIDED, that if in connection with such repeal, any benefits are enacted or inure in favor of the Companies, the amount of $291,667 shall be reduced based on good faith negotiations between the Companies and Required Lenders to take into account such benefits.

                "TAXES" has the meaning set forth in SECTION 17.11(E).

                "THIRD PARTIES" means all lessees, sublessees, licensees and other users of the Real Property, excluding those users of the Real Property in the ordinary course of Borrower's business and on a temporary basis.

                "TRADEMARK SECURITY AGREEMENT" means any trademark security agreement executed and delivered by a Credit Party and Agent, the form and substance of which is reasonably satisfactory to the Required Lenders.

                "TRANSACTION DOCUMENTS" means this Agreement, the Fee Letter, the Intercreditor Agreement, the Security Documents, the Officers' Certificate, any Note or Notes executed by Borrower in connection with this Agreement and payable to a Lender, the Liquidating Trust Subordination Agreement and any other agreement or guaranty entered into, now or in the future, by Borrower or any Subsidiary of Borrower and the Lender Group in connection with this Agreement (including any agreements entered into pursuant to SECTION 7.14).

                "VOIDABLE TRANSFER" has the meaning set forth in SECTION 17.8.

        1.2 ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. Whenever the term "Borrower" is used in respect of a financial covenant or a related definition, it shall be understood to mean Borrower and its Subsidiaries on a consolidated basis unless the context clearly requires otherwise.

        1.3 CONSTRUCTION. Unless the context of this Agreement or any other Transaction Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement or any other Transaction Document refer to this Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Transaction Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in the other Transaction Documents to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to the repayment in full of the Secured Obligations means the repayment in full in cash of all Secured Obligations other than contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person's successors and assigns.

        1.4 SCHEDULES AND EXHIBITS. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

2       TERM LOANS AND TERMS OF PAYMENT AND AGENT FEES.

        2.1 TERM LOAN. On the terms and subject to the conditions set forth in this Agreement, in order to give effect to the Plan of Reorganization, each Lender shall be deemed to have made a single term loan (each, a "Loan") to the Borrower on the Closing Date in a principal amount equal to the "Term Loan Amount" specified for such Lender on SCHEDULE 2.1. The Loans shall bear interest at the Applicable Rate; provided, however, immediately upon the occurrence of an Event of Default and for as long thereafter as such Event of Default shall be continuing, the Loans and all other outstanding Secured Obligations shall bear interest at the Default Rate. All computations of interest hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable (to the extent computed on the basis of days elapsed).

        2.2 REPAYMENT OF LOANS. Interest on the unpaid principal balance of the loans shall be due and payable quarterly on the last day of each Fiscal Quarter commencing June 30, 2004. Until the Secured Obligations shall be paid in full, Borrower shall repay the Loans by an amount equal to (a) $1,500,000.00 on the last day of each Fiscal Quarter commencing on June 30, 2006 and continuing thereafter through and including March 31, 2008 and (b) $2,500,000.00 on the last day of each Fiscal Quarter commencing on June 30, 2008 and continuing thereafter through and including March 31, 2011. The remaining unpaid principal amount of the Loans, together with interest accrued thereon, shall become due on the Maturity Date, subject to any prepayments made under this SECTION 2 and subject to acceleration upon the occurrence of any Event of Default. Each installment payment on the Loans, when paid, shall be applied ratably among the Lenders in accordance with their pro rata shares of the Loans.

        2.3 EVIDENCE OF DEBT. (a) Each Lender shall maintain in accordance with its usual practice appropriate records evidencing the Debt of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable thereon and paid to such Lender from time to time under this Agreement. The Agent shall maintain at its office set forth in
SECTION 11 a register (the "REGISTER") for the registration and recordation of transfers of Loans and Notes, in which shall be recorded (i) the name and address of each Lender, (ii) the Loan of each Lender, (iii) the date and amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder in respect of such Loan, (iv) the date and amount of any sum received by the Agent hereunder from the Borrower in respect of the Loans and each Lender's Pro Rata Share thereof and (v) to the extent provided in SECTION 15.1, all assignments of the Loans.

                (b) At the request of any Lender at any time, the Borrower agrees that it will execute and deliver to such Lender a Note payable to the order of such Lender in the amount of the outstanding principal amount of such Lender's Loans.

        2.4 OPTIONAL PREPAYMENTS. The Borrower shall have the right at any time and from time to time to prepay the Loans, in whole or in part, without premium or penalty, by giving irrevocable written notice (or telephonic notice promptly confirmed in writing) to the Agent and each Lender no later than 11:00 a.m. (New York time) not less than 15 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall be irrevocable and shall specify the proposed date and amount of such prepayment. If such notice is given, the aggregate amount specified in such notice shall be due and payable on the date designated in such notice, together with accrued interest to such date on the amount so prepaid. Each partial prepayment of the Loans shall be in an amount not less than 10% of the aggregate principal amount of the Loans then outstanding and in denominations of $500,000 or integral multiples thereof. Each prepayment shall be allocated ratably among the Lenders in accordance with their pro rata shares of the Loans, and applied to principal installments of the Loans in inverse order of maturity.

        2.5     MANDATORY PREPAYMENTS.

                (a) Within two (2) Business Days after any voluntary or involuntary sale or disposition by the Borrower or any of its Subsidiaries of property or assets (other than sales or dispositions which qualify as Permitted Dispositions), the Borrower shall (unless the obligation to make such payment is waived in writing by the Required Lenders prior to the date on which such payment is required to be made) prepay the Loans in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such sales or dispositions to the extent that the aggregate amount of Net Cash Proceeds received by the Borrower and its Subsidiaries (and not paid to Agent as a prepayment of the Loans) for all such sales or dispositions shall exceed $1,000,000 in any Fiscal Year. Nothing contained in this subclause (a) shall permit the Borrower or any of its Subsidiaries to sell or otherwise dispose of any property or assets other than in accordance with Section 7.2.

                (b) Within two (2) Business Days after the receipt by the Borrower or any of its Subsidiaries of any Extraordinary Receipts, the Borrower shall (unless the obligation to make such payment is waived in writing by the Required Lenders prior to the date on which such payment is required to be made) prepay the Loans in an amount equal to 100% of such

Extraordinary Receipts, net of any reasonable expenses incurred in collecting such Extraordinary Receipts.

                (c) Within two (2) Business Days after the issuance or incurrence by the Borrower or any of its Subsidiaries of any Debt (other than Debt permitted under Section 7.12), the Borrower shall (unless the obligation to make such payment is waived in writing by the Required Lenders prior to the date on which such payment is required to be made) prepay the Loans in an amount equal to 100% of the Net Cash Proceeds received by the Borrower or its Subsidiaries in connection with such sale, issuance, or incurrence. The provisions of this subsection shall not be deemed to be implied consent to any such issuance or incurrence otherwise prohibited by the terms and conditions of this Agreement.

                (d) Notwithstanding the foregoing, (i) no mandatory prepayments of the Loans shall be required under clauses (a) through (c) above to the extent that (A) an "Event of Default" (as defined in the Senior Loan Agreement) exists or would be caused thereby, (B) after giving effect to such prepayment, "Excess Availability" (as defined in the Senior Loan Agreement) would be less than $8,000,000 or (C) the Net Cash Proceeds and Extraordinary Receipts described in clauses (a) through (c) are applied to prepay the Senior Term Loan, and (ii) no mandatory prepayments of the Loans shall be required under clauses (a) or (b) above if (A) no Default or Event of Default has occurred and is continuing, (B) such Net Cash Proceeds or Extraordinary Receipts are used to replace, repair, or restore the properties or assets in respect of which such Net Cash Proceeds and Extraordinary Receipts were paid, (C) the amount of proceeds received in respect of such sales, dispositions, insurance policies, or condemnation awards are less than $1,000,000 in the aggregate during the term of this Agreement, and (D) the Borrower delivers a certificate to Agent within 10 days after such sale or loss, destruction, or taking, stating that such proceeds shall be used to replace, repair, or restore such properties or assets within a period specified in such certificate not to exceed the earlier of (1) 180 days after the receipt of such proceeds, and (2) the Maturity Date (which certificate shall set forth estimates of the proceeds to be so expended), and (3) such proceeds are immediately deposited in a Deposit Account subject to a Control Agreement in favor of Agent; PROVIDED, HOWEVER, that if all or any portion of such Net Cash Proceeds and Extraordinary Receipts not so applied to the prepayment of the Loans in accordance with this clause (e)(ii) are not used to replace, repair or restore such properties or assets within the period specified in the relevant certificate furnished pursuant hereto, such remaining portion shall be applied to the Loans in accordance with this clause on the last day of such specified period.

                (e) All prepayments under this SECTION 2.5 shall be accompanied by the accrued but unpaid interest on the principal amount of the Loans being prepaid to (but not including) the date of prepayment.

        2.6     PAYMENTS.

                (a) Except as otherwise expressly provided herein, all payments by Borrower shall be made to Agent's Account for the account of the Lender Group and shall be made in immediately available funds, no later than 12:00 P.M. (Eastern time) on the date specified herein. Any payment received by Agent later than 12:00 P.M. (Eastern time), shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue until such following Business Day.

                (b) Except as otherwise provided in this Agreement, aggregate principal and interest payments and payments of fees and expenses shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Loans held by each Lender). Except as otherwise specifically provided in this Agreement, all payments shall be remitted to the Agent and all such payments (other than payments received while no Event of Default is continuing and which relate to the payment of specific Secured Obligations or other amounts), and all Collections and proceeds of Collateral received by the Agent, shall be applied to the payment of the Secured Obligations until paid in full in the following order of payment:

                FIRST, to pay any Secured Obligations in respect of any fees or expense reimbursements, including indemnities, then due to the Agent,

                SECOND, to pay any Secured Obligations in respect of any expense reimbursements, including indemnities, then due to the Lenders,

                THIRD, to pay interest then due and payable in respect of the Loans,

                FOURTH, to pay or prepay principal amounts on the Loans,

                FIFTH, to the ratable payment of all other Secured Obligations until such Secured Obligations shall be paid in full; and

                SIXTH, the excess, if any, shall be payable to the Borrower or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct;

PROVIDED, HOWEVER, that if sufficient funds are not available to fund all payments to be made in respect of any of the Secured Obligations described in any of the foregoing CLAUSES FIRST through FIFTH, the available funds being applied with respect to any such Secured Obligation (unless otherwise specified in such clause) shall be allocated to the Agent pursuant to the CLAUSE FIRST with the remainder thereafter being applied to the payment of such Secured Obligations ratably, based on the proportion of each Lender's interest in the aggregate outstanding Secured Obligations described in CLAUSES SECOND through FIFTH. The order of priority set forth in CLAUSES FIRST through SIXTH of this
SECTION 2.6(B) may at any time and from time to time be changed by the agreement of all Lenders without necessity of notice to or consent of or approval by the Borrower, any secured party that is not a Lender or any other Person. The order of priority set forth in CLAUSE FIRST of this SECTION 2.6(B) may be changed only with the prior written consent of the Agent in addition to all Lenders.

        2.7 CREDITING PAYMENTS. The receipt of any payment item by Agent shall not be considered a payment on account unless such payment item is a wire transfer of immediately available federal funds made to the Agent's Account or unless and until such payment item is honored when presented for payment. Should any payment item not be honored when presented for payment, then Borrower shall be deemed not to have made such payment and interest shall be calculated accordingly. Anything to the contrary contained herein notwithstanding, any payment item shall be deemed received by Agent only if it is received into the Agent's Account on a Business Day on or before 12:00 P.M. (Eastern time). If any payment item is received into the

Agent's Account on a non-Business Day or after 12:00 P.M. (Eastern time) on a Business Day, it shall be deemed to have been received by Agent as of the opening of business on the immediately following Business Day.

        2.8 AGENT'S FEES. The Agent shall be paid the fees in the amounts, pursuant to the terms and on the dates as set forth in the Fee Letter.

3       CLOSING; CLOSING CONDITIONS.

        3.1 CLOSING. The closing of this Agreement shall occur at the offices of King & Spalding LLP, 1185 Avenue of the Americas, New York, New York 10036-4003, at 10 A.M. (Eastern time) (the "CLOSING") on May 6, 2004.

        3.2 CONDITIONS PRECEDENT TO CLOSING. The obligations of the Agent and the Lenders hereunder shall be subject to their being reasonably satisfied that each of the conditions precedent set forth below has been satisfied (which shall be evidenced by their delivery of their respective executed signature page to this Agreement to King & Spalding LLP):

                (a) CONFIRMATION OF PLANS. Each of the conditions set forth in Article IV of the Plan of Reorganization shall have been satisfied (other than the effectiveness of this Agreement).

                (b) DEEMED LOANS PERMITTED BY APPLICABLE LAW, ETC. On the Closing Date the deemed incurrence of the Loans shall (i) be permitted by the laws and regulations of each jurisdiction to which Lenders are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance
Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (iii) not subject Lenders to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by Agent or any Lender, such Person shall have received an Officer's Certificate certifying as to such matters of fact as reasonably specified to enable such Person to determine whether such purchase is so permitted.

                (c) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Credit Parties in this Agreement and in any other Transaction Document shall be true and correct when made and at the time of the Closing.

                (d) PERFORMANCE; NO DEFAULT. Credit Parties shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or on the Closing Date, and after giving effect to the Closing and the deemed incurrence of the Loans by the Borrower, no Default or Event of Default shall have occurred and be continuing.

                (e)     TRANSACTION DOCUMENTS.

                        (i) King & Spalding LLP, on behalf of the Lenders, shall have received duly executed counterparts to this Agreement from each Lender listed on the signature pages hereto, the Agent, the Borrower and each of its Domestic Subsidiaries listed on the signature pages hereto.

                        (ii) The Borrower shall have delivered to King & Spalding LLP, on behalf of each Lender so requesting, a Note in the principal amount of such Lender's Loan as of the Closing Date.

                        (iii) The Borrower shall have delivered to King & Spalding LLP, on behalf of the Lenders, counterparts of the Securities Pledge Agreement, the Aircraft Mortgage, and Mortgages on all Real Property of the Borrower and each of its Domestic Subsidiaries listed on
        SCHEDULE 3.2(F), each duly executed by Borrower and each of its Domestic Subsidiaries as of the Closing Date.

                        (iv) The Borrower shall have delivered to King & Spalding LLP, on behalf of the Lenders, (A) a Filing Authorization Letter, duly executed by each Credit Party, (B) financing statements related to all Collateral in form suitable for recording or filing with such office or offices as may be necessary or, in the opinion of the Required Lenders, desirable to perfect the Liens in favor of the Agent in and to the Collateral, (C) lien searches (other than the lien searches referred to in SECTION 6.22) reflecting ------------ the absence of any prior Liens other than Permitted Encumbrances, (D) such powers of attorney, stock powers executed in blank, and such other evidence of registration of the pledge or such other document or other writing which any Lender may reasonably require with respect thereto and
        (E) evidence satisfactory to the Agent and the Lenders, in their Permitted Discretion, that each of the Mortgages and UCC financing statements required by such Person has been promptly recorded or filed with the appropriate real property recording or filing office.

                        (v) The Borrower shall have delivered to the Senior Agent the original stock certificates and any pledged notes subject to this Agreement or the Securities Pledge Agreement.

                (f)     CERTIFICATES; GOVERNING DOCUMENTS.

                        (i) OFFICER'S CERTIFICATE. Borrower shall have delivered to King & Spalding LLP, on behalf of the Lenders, an Officer's Certificate, dated the Closing Date, certifying that the conditions specified in SECTIONS 3.2(C) and (D) have been satisfied.

                        (ii) SECRETARY'S CERTIFICATE. Borrower shall have delivered to King & Spalding LLP, on behalf of the Lenders, a certificate of the Secretary of each Credit Party (i) certifying as to the bylaws of such Credit Party and the resolutions adopted by the board of directors of such Credit Party authorizing the execution, delivery and performance of all Transaction Documents and all other documents related hereto, (ii) authorizing specific officers of such Credit Party to execute the same, (iii) attesting to the incumbency and signatures of such specific officers of such Credit Party and (iv) certifying as to the certificate of incorporation and all amendments thereto for such Credit Party.

                        (iii) CERTIFIED CERTIFICATE OF INCORPORATION; GOOD STANDING CERTIFICATES. The Borrower shall have delivered to King & Spalding LLP, on behalf of the Lenders, (i) copies of each Company's certificate of incorporation, as amended, modified, or supplemented to the Closing Date, together with certificates of status with respect to such Credit Party, dated within 10 days of the Closing Date, which certificate shall indicate that such Company is in good standing in such jurisdiction, all to be issued by the appropriate officer of the jurisdiction of organization of such Company, and (ii) certificates of status with respect to each Credit Party, each dated within 30 days of the Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of such Credit Party) in which its failure to be duly qualified or licensed would have a Material Adverse Effect, which certificates shall indicate that such Credit Party is in good standing in such jurisdictions.

                        (iv) CERTIFIED COPY OF SENIOR LOAN AGREEMENT. King & Spalding LLP, on behalf of the Lenders, shall have received a duly executed copy of the Senior Loan Agreement, and any amendment, modification or supplement thereto in effect on the Closing Date, including all schedules and exhibits thereto and side letters (other than the "Fee Letter" as such term is defined in the Senior Loan Agreement), if any, affecting the terms thereof or otherwise delivered in connection therewith together with all amendments and waivers thereto and any documents, instruments or certificates executed in connection therewith accompanied by an Officer's Certificate dated as of the Closing Date to such effect.

                        (v) CERTIFIED COPY OF REGISTRATION RIGHTS AGREEMENT. King & Spalding LLP, on behalf of the Lenders, shall have received a duly executed copy of the Registration Right Agreement and any amendment, modification or supplement thereto in effect on the Closing Date, including all schedules and exhibits thereto and side letters, if any, affecting the terms thereof or otherwise delivered in connection therewith together with all amendments and waivers thereto and any documents, instruments or certificates executed in connection therewith accompanied by an Officer's Certificate dated as of the Closing Date to such effect.

                (g) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to Agent and Lenders and their respective special counsel, and King & Spalding LLP, on behalf of the Lenders, shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request, including the following:

                        (i) OPINIONS. Borrower shall have delivered to King & Spalding LLP, on behalf of the Agent and the Lenders, written opinions of (i) Jones Day, counsel to each Credit Party and (ii) local counsel in each of the states listed on SCHEDULE 3.2(I), in form and substance satisfactory to the Required Lenders. Each Credit Party hereby directs each such counsel to deliver such opinions and understands and agrees that Agent and each Lender receiving such an opinion will and is hereby authorized to rely on such opinion.

                        (ii) PAY-OFF LETTER. Borrower shall have delivered to King & Spalding LLP, on behalf of the Lenders, the Pay-Off Letter, together with termination statements and other documentation evidencing the termination by Wachovia Bank, National Association of its Liens in and to the properties and assets of the Credit Parties (other than Permitted Encumbrances relating to the Wachovia letters of credit).

                        (iii) CUSIP NUMBER. A CUSIP number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each Note to be issued on the Closing Date.

                        (iv) ZONING LAWS, ETC. Agent and Lenders shall be satisfied in their reasonable discretion with the Credit Parties' compliance with all zoning, environmental and other laws, ordinances, rules and regulations affecting or relating to all Real Property Collateral.

                        (v) EVIDENCE OF TITLE. Agent and Lenders shall be satisfied in their reasonable discretion that each Credit Party has sufficient right, title and interest in and to the Collateral and other assets which it purports to own or lease, as set forth in the documents and other materials presented to the Agent and Lenders, or King & Spalding LLP on their behalf, to enable such Credit Party to grant to the Agent for the benefit of the Lenders the security interests contemplated by the Transaction Documents, and that all financing statements, mortgages and other filings under any applicable law necessary to provide the Agent for the benefit of the Lenders with a perfected security interest in the Pledged Securities (as defined in the Securities Pledge Agreement) and the Collateral (subject to Permitted Encumbrances) have been filed and all taxes, recording or other fees relating thereto have been paid, or, have been delivered to the Agent in satisfactory form for filing; King & Spalding LLP, on behalf of he Lenders, shall have received title searches with respect to the Real Property identified on SCHEDULE 5.21.

                        (vi) INSURANCE. King & Spalding LLP, on behalf of the Lenders, shall have received (i) a summary of all existing insurance coverage maintained by the Credit Parties and their Subsidiaries which summary shall include for each insurance policy, the policy number, the type of coverage, the policy limits and deductibles, the insurer and the expiration date and (ii) evidence acceptable to the Agent and Lenders that the insurance policies required by SECTION 6.9 have been obtained and are in full force and effect, including certificates of insurance with respect to all existing insurance coverage maintained by the Credit Parties and/or their Subsidiaries which is set forth on the summary delivered pursuant to clause (i) above, which certificates shall comply with the requirements set forth in SECTION 6.9 hereof.

                        (vii) PAYMENT OF OTHER FEES AND EXPENSES. All out-of-pocket expenses incurred by the Agent and Lenders in connection with this Agreement and the transactions contemplated hereby, including, without limitation, all statements presented for reasonable fees and disbursements of any financial, accounting or valuation advisors or special counsel retained by the Lenders (including, but not limited to, King & Spalding LLP, counsel to certain Lenders), shall have been paid by Borrower.

                        (viii) AIRCRAFT. Agent and Lenders shall be satisfied that FAA Counsel has received in escrow: (i) executed releases in form and substance satisfactory to FAA Counsel, of any Liens evidencing any interest in the Aircraft, other than Permitted Encumbrances and (ii) executed duplicates of the Aircraft Mortgage being in proper form for filing with the FAA.

4       CREATION OF SECURITY INTEREST.

        4.1 GRANT OF SECURITY INTEREST. Each Credit Party hereby grants to Agent, for the benefit of Lenders, a continuing security interest in all of its right, title, and interest in all currently existing and hereafter acquired or arising Personal Property Collateral in order to secure prompt repayment of any and all of the Secured Obligations in accordance with the terms and conditions of the Transaction Documents and in order to secure prompt performance by Credit Parties of each of their covenants and duties under the Transaction Documents. The Agent's Liens in and to the Credit Parties' Personal Property Collateral shall attach to all Personal Property Collateral without further act on the part of Agent or Credit Parties. Anything contained in this Agreement or any other Transaction Document to the contrary notwithstanding, except for dispositions or transfers of assets permitted under SECTION 7.2, no Credit Party shall have any authority, express or implied, to dispose of any item or portion of the Personal Property Collateral.

        4.2 NEGOTIABLE COLLATERAL. In the event that any Personal Property Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, and if and to the extent that Agent determines that perfection or priority of Agent's security interest is dependent on or enhanced by possession, the applicable Credit Party, promptly upon the request of Agent, shall endorse and deliver physical possession of such Negotiable Collateral to the Senior Agent or the Agent.

        4.3 COLLECTION OF ACCOUNTS, GENERAL INTANGIBLES, AND NEGOTIABLE COLLATERAL. At any time after the occurrence and during the continuation of an Event of Default, and subject to the Intercreditor Agreement, Agent or Agent's designee may (a) notify Account Debtors of Credit Parties that Credit Parties' Accounts, chattel paper, or General Intangibles have been assigned to Agent or that Agent has a security interest therein, or (b) collect Credit Parties' Accounts, chattel paper, or General Intangibles directly. Each Credit Party agrees that it will hold in trust, subject to the Intercreditor Agreement, for the Lender Group, as the Lender Group's trustee, any of its or its Subsidiaries' Collections that it receives and immediately will deliver such Collections to Agent or a Cash Management Bank in their original form as received by such Credit Party.

        4.4 FILING OF FINANCING STATEMENTS; COMMERCIAL TORT CLAIMS; DELIVERY OF ADDITIONAL DOCUMENTATION REQUIRED.

                (a) Each Credit Party authorizes Agent to file any financing statement necessary or desirable to effectuate the transactions contemplated by the Transaction Documents, and any continuation statement or amendment with respect thereto, in any appropriate filing office without the signature of such Credit Party where permitted by applicable law. Each Credit Party hereby ratifies the filing of any financing statement filed without the signature of such Credit Party prior to the date hereof.

                (b) If any Credit Party acquires any commercial tort claims after the date hereof Credit Parties shall promptly (but in any event within 5 days after such acquisition) deliver to Agent a written description of such commercial tort claim and shall deliver a written agreement, in form and substance reasonably satisfactory to Required Lenders, pursuant to which such Credit Party, as applicable, shall grant a perfected security interest in all of its right, title and interest in and to such commercial tort claim to Agent, as security for the Secured Obligations (a "COMMERCIAL TORT CLAIM ASSIGNMENT").

                (c) At any time upon the request of Agent, Credit Parties shall execute or deliver to Agent any and all financing statements, original financing statements in lieu of continuation statements, amendments to financing statements, fixture filings, security agreements, pledges, assignments, Commercial Tort Claim Assignments, endorsements of certificates of title, and all other documents (collectively, the "ADDITIONAL DOCUMENTS") that Agent or Required Lenders may request in their Permitted Discretion, in form and substance reasonably satisfactory to Agent or Required Lenders, as the case may be, to create, perfect, and continue perfected or to better perfect the Agent's Liens in the assets of Credit Parties (whether now owned or hereafter arising or acquired, tangible or intangible, real or personal), to create and perfect Liens in favor of Agent in any owned Real Property acquired after the Closing Date, and in order to fully consummate all of the transactions contemplated hereby and under the other Transaction Documents. To the maximum extent permitted by applicable law, each Credit Party authorizes Agent to execute any such Additional Documents in the applicable Credit Party's name and authorizes Agent to file such executed Additional Documents in any appropriate filing office. In addition, on such periodic basis as Agent shall require, Credit Parties shall
(i) provide Agent with a report of all new material patentable, copyrightable, or trademarkable materials acquired or generated by any Credit Party during the prior period, (ii) cause all material patents, copyrights, and trademarks acquired or generated by Credit Parties that are not already the subject of a registration with the appropriate filing office (or an application therefor diligently prosecuted) to be registered with such appropriate filing office in a manner sufficient to impart constructive notice of such Credit Party's ownership thereof, and (iii) cause to be prepared, executed, and delivered to Agent and Lenders supplemental schedules to the applicable Transaction Documents to identify such patents, copyrights, and trademarks as being subject to the security interests created thereunder; PROVIDED, HOWEVER, that none of Credit Parties shall register with the U.S. Copyright Office any unregistered copyrights (whether in existence on the Closing Date or thereafter acquired, arising, or developed) unless (i) the applicable Person provides Agent with written notice of its intent to register such copyrights not less than 30 days prior to the date of the proposed registration, and (ii) prior to such registration, the applicable Person executes and delivers to Agent a copyright security agreement in form and substance reasonably satisfactory to Required Lenders, supplemental schedules to any existing copyright security agreement, or such other documentation as Agent reasonably deems necessary in order to perfect and continue perfected Agent's Liens on such copyrights following such registration.

        4.5 POWER OF ATTORNEY. Each Credit Party hereby irrevocably makes, constitutes, and appoints Agent (and any of Agent's officers, employees, or agents designated by Agent) as such Credit Party's true and lawful attorney, with power, subject to the Intercreditor Agreement, to (a) if such Credit Party refuses to, or fails timely to execute and deliver any of the documents described in SECTION 4.4, sign the name of such Credit Party on any of the documents described in SECTION 4.4, (b) at any time that an Event of Default has occurred and is continuing, sign such Credit Party's name on any invoice or bill of lading relating to the Personal Property Collateral, drafts against Account Debtors, or notices to Account Debtors, (c) send requests for verification of Credit Parties' Accounts, (d) endorse such Credit Party's name on any of its payment items (including all of its Collections) that may come into the Lender Group's possession, (e) at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims under such Credit Party's policies of insurance and make all determinations and decisions with respect to such policies of insurance, and (f) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting Credit Parties' Accounts, chattel paper, or General Intangibles directly with Account Debtors, for amounts and upon terms that Agent and the Required Lenders determine to be reasonable, and Agent may, subject to the Intercreditor Agreement, cause to be executed and delivered any documents and releases that Agent determines to be necessary. The appointment of Agent as each Credit Party's attorney, and each and every one of its rights and powers, being coupled with an interest, is irrevocable until all of the Secured Obligations have been fully and finally repaid and performed.

        4.6 CONTROL AGREEMENTS. Credit Parties agree that, at the request of the Required Lenders, they will take any or all reasonable steps in order for Agent to obtain control, subject to the Intercreditor Agreement, in accordance with Sections 8-106, 9-104, 9-105, 9-106, and 9-107 of the Code with respect to (subject to the proviso contained in SECTION 7.6) all of their Securities Accounts, Deposit Accounts, electronic chattel paper, Investment Property, and letter-of-credit rights. To the extent that any Control Agreement has been executed, upon the occurrence and during the continuance of a Default or Event of Default, Agent may, subject to the Intercreditor Agreement, notify any bank or securities intermediary to liquidate the applicable Deposit Account or Securities Account or any related Investment Property maintained or held thereby and remit the proceeds thereof to the Agent's Account.

5       REPRESENTATIONS AND WARRANTIES.

        In order to induce the Lender Group to enter into this Agreement, each Credit Party makes the following representations and warranties to the Lender Group which shall be true, correct, and complete as of the date hereof, and shall be true, correct, and complete as of the Closing Date (except to the extent that such representations and warranties relate solely to an earlier date), and such representations and warranties shall survive the execution and delivery of this Agreement:

        5.1 ORGANIZATION; POWER AND AUTHORITY. Borrower and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Borrower and each of its Subsidiaries has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, and in the case of each Credit Party, to execute and deliver this Agreement, the Notes and the Transaction Documents to which it is a party and to perform the provisions hereof and thereof

        5.2 AUTHORIZATION. This Agreement, the Notes and the other Transaction Documents to which each Credit Party is a party have been duly authorized by all necessary corporate action on the part of such Credit Party and by the Bankruptcy Court, and this Agreement constitutes, and upon execution and delivery thereof each Note and Transaction Document will constitute, a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law.

        5.3     NO VIOLATION.

                (a) The execution, delivery and performance of this Agreement, the Notes, the Senior Loan Agreement and the other Transaction Documents by each Credit Party, the grant to the Agent for the benefit of the Lenders of the liens and security interests in the Collateral as contemplated by this Agreement and the other Transaction Documents, in each case to which it is or will be a party, by each Credit Party, and the guaranty of the Secured Obligation as set forth in the Guarantee of the Guarantors, (i) will not constitute a violation of any provision of applicable law or any order of any Governmental Authority applicable to such Credit Party or any of its respective properties or assets, (ii) will not violate any provision of the Certificate of Incorporation, By-Laws, partnership agreement, limited liability company agreement, articles of organization or any other organizational document of any Credit Party, or any provision of any, material indenture, agreement, bond, note, mortgage, deed of trust, or other similar instrument to which such Credit Party is a party or by which such Credit Party or any of its respective properties or assets are bound or to which such Credit Party is subject, (iii) will not be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or create any right to terminate, any material indenture, agreement, bond, note, mortgage, deed of trust, or other instrument to which a Credit Party is party or by which a Credit Party is bound, and (iv) will not result in the creation or imposition of (or the obligation to create or impose) any Lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of any of the Credit Parties or any Subsidiary of a Credit Party other than pursuant to this Agreement, the Transaction Documents and the Senior Loan Agreement.

        5.4 GOVERNMENTAL APPROVAL. All authorizations, approvals, orders, consents, licenses, registrations or filings from or with any Governmental Authority (other than UCC financing statements, the Aircraft Mortgage, the Mortgages and other filings which are customary to perfect liens of the nature granted herein, all of which will be delivered to the Agent and Lenders in accordance with SECTION 6.21, in form suitable for recording or filing with the appropriate filing office) required for the execution, delivery and performance by any Credit Party of this Agreement and the other Transaction Documents to which it is a party, and the execution and delivery by the Borrower of the Notes, have been duly obtained or made, and are in full force and effect, and if any further authorizations, approvals, orders, consents, licenses, registrations or filings should hereafter become necessary, the Credit Parties shall obtain or make all such authorizations, approvals, orders, consents, licenses, registrations or filings.

        5.5     CREDIT PARTIES AND THEIR SUBSIDIARIES.

                (a) Annexed hereto as SCHEDULE 5.5 is a correct and complete list as of the Closing Date, of each Credit Party and each Subsidiary of a Credit Party showing, as to each, (i) its exact legal name, (ii) the jurisdiction in which it was incorporated or otherwise organized, (iii) in the case of a Credit Party which is a corporation, its authorized capitalization, the number of shares of its capital stock outstanding and the ownership of such capital stock, (iv) in the case of a Credit Party which is a limited partnership, the general partners and limited partners of such Credit Party and the ownership of its partnership interests, and (v) in the case of a Credit Party which is a limited liability company, the members of such Credit Party and the ownership of its limited liability company interests.

                (b) As of the Closing Date, no Credit Party owns any voting stock or other beneficial interest, either directly or indirectly, in any Person other than another Credit Party or as set forth on SCHEDULE 5.5 hereto.

                (c) As of the Closing Date, no Credit Party is a limited or general partner in any joint venture or partnership, except as set forth on
SCHEDULE 5.5 hereto.

                (d) Except as set forth on SCHEDULE 5.5, there are no subscriptions, options, warrants, or calls relating to any shares of any Credit Party's Subsidiaries' capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. No Credit Party or any of its respective Subsidiaries is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of any Credit Party's Subsidiaries' Capital Stock or any security convertible into or exchangeable for any such capital Stock.

        5.6 INVESTMENT COMPANY ACT. No Credit Party nor any Subsidiary of a Credit Party is (i) an "investment company" or a Person "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended, or (ii) subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or any foreign, federal or local statute or any other applicable law of the United States of America or any other jurisdiction, in each case limiting its ability to incur Debt for money borrowed as contemplated hereby or by any other Transaction Document.

        5.7     AGREEMENTS.

                (a) No Credit Party nor any Subsidiary of a Credit Party is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party (including, without limitation, the Senior Loan Agreement) or by which it or any of its property or assets is bound in any respect which default could reasonably be expected to result in a Material Adverse Effect.

                (b) SCHEDULE 5.7 hereto is a true and complete listing as of the Closing Date of (i) all material credit agreements, indentures, letters of credit and other agreements related to any Debt of any Credit Party, other than the Transaction Documents, the Senior Loan Agreement the Loan Documents (as defined in the Senior Loan Agreement), (ii) all material joint venture agreements to which any Credit Party is a party, (iii) all material agreements or other arrangements pursuant to which a Credit Party has granted a Lien to any Person, other than the Transaction Documents, the Senior Loan Agreement the Loan Documents (as defined in the Senior Loan Agreement), and (iv) all other contractual arrangements entered into by a Credit Party or by which any Credit Party or any of its property or assets is bound which arrangements are material to any Credit Party, including but not limited to, Guarantees. The Borrower delivered to King & Spalding LLP, on behalf of the Lenders, true and correct copies of all documents and agreements listed on SCHEDULE 5.7.

        5.8 DISCLOSURES. Neither this Agreement nor any other Transaction Document nor any agreement, document, certificate or statement furnished to any of the Lenders or Agent by or on behalf of any Credit Party in connection with the transactions contemplated hereby, at the time it was furnished or delivered, contained any untrue statement of a material fact regarding the Credit Parties or their Subsidiaries or, when taken together with all such other agreements, documents, certificates and statements, omitted to state a material fact necessary under the circumstances under which it was made in order to make the statements contained herein or therein not misleading. There is no fact known to any Credit Party which could reasonably be expected in the future to have a Material Adverse Effect

        5.9     REAL PROPERTY COLLATERAL.

                (a) SCHEDULE 5.9(A) is a true and complete list, in all material respects, as of the Closing Date of (i) all Real Property owned by a Credit Party and (ii) the Credit Party which owns each such Real Property. The applicable Credit Party has a fee simple title to each parcel of Real Property listed on SCHEDULE 5.9(A) hereto.

                (b) SCHEDULE 5.9(B) is a true and complete list as of the Closing Date of (i) all Real Property leased by a Credit Party (other than Coal Leases listed on SCHEDULE 5.11), (ii) the Credit Party which leases each such Real Property, and (iii) the name and address of the owner/lessor of each such Real Property. As of the Closing Date, Credit Parties enjoy peaceful and undisturbed possession under all leases material to their business and to which they are parties or under which they are operating and all of such leases are valid and subsisting and no material default by Credit Parties exists under any of them.

        5.10 ADEQUACY OF STATUTORY RESERVES. Borrower shall have delivered to Agent and each Lender an Officer's Certificate setting forth the amount of the reserves (a liability) required under the Confirmation Order to comply with applicable statutes and regulations relating to coal workers' pneumoconiosis ("BLACK LUNG") and land reclamation, and stating that in the best judgment of the management of Borrower the reserves relating to such land reclamation and such provisions for Black Lung (a charge to operating results) are adequate.

        5.11 COAL LEASES. SCHEDULE 5.11 is a materially accurate and materially complete list of all Coal Leases.

        5.12 STATE OF INCORPORATION; LOCATION OF CHIEF EXECUTIVE OFFICE; ORGANIZATIONAL IDENTIFICATION NUMBER; COMMERCIAL TORT CLAIMS.

                (a) The jurisdiction of organization of each Credit Party and each of its Subsidiaries is set forth on SCHEDULE 5.12(A).

                (b) The chief executive office of each Credit Party and each of its Subsidiaries is located at the address indicated on SCHEDULE 5.12(B) (as such Schedule may be updated pursuant to SECTION 6.17).

                (c) Each Credit Party's organizational identification number, if any, are identified on SCHEDULE 5.12(C).

                (d) As of the Closing Date, Credit Parties do not hold any commercial tort claims, except as set forth on SCHEDULE 5.12(D).

        5.13    LITIGATION. As of the Closing Date, except as set forth on
SCHEDULE 5.13, there are no actions, suits, or proceedings pending or, to the best knowledge of each Credit Party, threatened against any Credit Party that if adversely determined would have a Material Adverse Effect.

        5.14 FRAUDULENT TRANSFER. Each Credit Party is Solvent. No transfer of property is being made by any Credit Party and no obligation is being incurred by any Credit Party in connection with the transactions contemplated by this Agreement or the other Transaction Documents with the intent to hinder, delay, or defraud either present or future creditors of Credit Parties.

        5.15 INTELLECTUAL PROPERTY. Each Credit Party owns, or holds licenses in, all material trademarks, trade names, copyrights, patents, patent rights, and licenses that are necessary to the conduct of its business as currently conducted, and attached hereto as SCHEDULE 5.15 (as updated from time to time pursuant to SECTION 6.17) is a true, correct, and complete listing of all material patents, patent applications, trademarks, trademark applications, copyrights, and copyright registrations as to which each Credit Party is the owner or is an exclusive licensee.

        5.16    DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS. Set forth on SCHEDULE
5.16 is a listing of all of Credit Parties' Deposit Accounts and Securities Accounts as of the Closing Date (as updated from time to time pursuant to SECTION 6.17) including, with respect to each bank or securities intermediary
(a) the name and address of such Person, and (b) the account numbers of the Deposit Accounts or Securities Accounts maintained with such Person

        5.17 PERFECTION/PRIORITY OF AGENT'S LIENS. The Agent's Liens are validly created and perfected Liens, second in priority only to the Liens in favor of the Senior Agent and other Permitted Encumbrances.

        5.18 NO DEFAULT. No Default or Event of Default exists under or with respect to any Transaction Document.

        5.19 OFAC. No Credit Party (i) is a person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of the Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (ii) engages in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such person is any manner violative of Section 2, or (iii) is a person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury's Office of Foreign Assets Control regulation or executive order.

        5.20 PATRIOT ACT. Each Credit Party is in compliance with (i) the Trading with the Enemy Act, as amended, and each of the foreign asset control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) the Uniting And Strengthening American By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001).

6       AFFIRMATIVE COVENANTS.

        Each Credit Party covenants and agrees that, until payment in full of the Secured Obligations, Credit Parties shall do all of the following:

        6.1 ACCOUNTING SYSTEM. Maintain a system of accounting that enables Credit Parties to produce financial statements in accordance with GAAP in all material respects and maintain records pertaining to the Collateral that contain information as from time to time reasonably may be requested by Agent or any Lender.

        6.2 FINANCIAL STATEMENTS; REPORTS; CERTIFICATES. Deliver to the Agent or in the case of clause (k) to the requesting Lender:

                (a) QUARTERLY STATEMENTS Within 45 days (or such earlier date if required by the Exchange Act) after the end of each quarterly Fiscal Period in each Fiscal Year of Borrower (other than the last quarterly Fiscal Period of each such Fiscal Year), duplicate copies of:

                        (i) an consolidated and, to the extent available, consolidating balance sheet of Borrower's and its Subsidiaries as at the end of such quarter, and

                        (ii) consolidated and, to the extent available, consolidating statements of income, changes in shareholders' equity and cash flows of Borrower and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the Fiscal Year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous Fiscal Year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments.

                (b) ANNUAL STATEMENTS. Within 90 days (or such earlier date if required by the Exchange Act) after the end of each Fiscal Year of Borrower (commencing with Fiscal Year ending December 31, 2004, duplicate copies of,

                        (i) a consolidated and, to the extent available, consolidating balance sheet of Borrower and its Subsidiaries, as at the end of such year, and

                        (ii) consolidated and, to the extent available, consolidating statements of income, changes in shareholders' equity and cash flows of Borrower and its Subsidiaries, for such year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances.

                (c) PROJECTIONS; PROJECTED MINING LOCATIONS. As soon as available, but in any event within 30 days prior to the start of each calendar year, copies of (i) Credit Parties' Projections, in form and substance (including as to scope and underlying assumptions) reasonably satisfactory to Agent and Required Lenders, in their Permitted Discretion, for the forthcoming 3 years, year by year, and for the forthcoming Fiscal Year, Fiscal Quarter by Fiscal Quarter, certified by the Senior Financial Officer as being such officer's good faith estimate of the financial performance of Borrower and its Subsidiaries during the period covered thereby, (ii) Credit Parties' Projected Mining Locations, in form and substance (including as to scope and underlying assumptions) reasonably satisfactory to Agent and Required Lenders, in their Permitted Discretion, for the forthcoming Fiscal Year, certified by the Responsible Officer as being such officer's good faith estimate of the mining locations of Borrower and its Subsidiaries during the period covered thereby and
(iii) an updated schedule of Coal Leases and an updated schedule of material contracts that relate to the sale of coal.

                (d) SEC AND OTHER REPORTS. Within 5 days after Borrower is required to file the same with the Securities and Exchange Commission, promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by Borrower or any Subsidiary to public securities holders generally, (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such Lender), and each final prospectus and all amendments thereto filed by Borrower or any Subsidiary with the Securities and Exchange Commission and (iii) all press releases and other statements made available generally by Borrower or any Subsidiary to the public concerning developments that are material which Borrower may be required to file with the Securities and Exchange Commission pursuant to Section 13 or Section 15(d) of the Exchange Act, including without limitation the certifications of the chief executive officer and the chief financial officer described in Sections 302 and 906 of the Sarbanes-Oxley Act of 2002

(as amended from time to time), and within 5 days after Borrower is required to file the same, copies of all reports or filings with the Federal Department of Energy, the Federal Department of Health and Human Services, or the Federal Department of Labor, other than filings made in the ordinary course of business with respect to employee benefit plans of Borrower and its Subsidiaries.

                (e) NOTICE OF DEFAULT OR EVENT OF DEFAULT. Promptly, and in any event within five days after any Credit Party becoming aware of the existence of any Default or Event of Default, or that any Person has given any notice or taken any action with respect to a claimed default hereunder including any action with respect to a claimed default of the type referred to in SECTION 8(F), a written notice specifying the nature and period of existence thereof and what action Credit Parties are taking or propose to take with respect thereto.

                (f) NOTICE OF MATERIAL ADVERSE EFFECT. Promptly, and in any event within five days after any Credit Party becoming aware of any development or event that has or could be reasonably be expected to have a Material Adverse Effect, a written notice specifying the nature and period of existence of such development or event and what action Borrower is taking or proposes to take with respect thereto.

                (g) ERISA MATTERS. Promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that Borrower or an ERISA Affiliate proposes to take with respect thereto:

                        (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof, or

                        (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by Borrower or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                        (iii) any event, transaction or condition that could reasonably result in the incurrence of any liability by Borrower or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the IRC relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of Borrower or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect.

                (h) MANAGEMENT REPORTS. Promptly upon receipt thereof, a copy of each other report (including, without limitation, management letters) submitted to Borrower or any Subsidiary by independent accountants in connection with any annual audit made by them of the books of Borrower or any Subsidiary or special audit by them of the books of Borrower.

                (i) NOTICES FROM GOVERNMENTAL AUTHORITY. Promptly and in any event within 30 days of receipt thereof, copies of any notice to Borrower or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably to be expected to have a Material Adverse Effect.

                (j) ENGINEER AND CONSULTANT REPORTS. Furnish, promptly upon receipt thereof, a copy of each material written report by an independent engineer or consultant or any such material internal written report relating to the proven reserves of coal which are owned of record or beneficially by Borrower or any Subsidiary or held by any of them or otherwise controlled by any of them under lease or otherwise controlled by any of them.

                (k) REQUESTED INFORMATION. With reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of Borrower or any of its Subsidiaries or relating to the ability of Borrower to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such Lender (including, without limitation, data regarding the adequacy of the reserves of Credit Parties relating to coal miners' pneumoconiosis and land reclamation).

        6.3 DELIVERY OF FINANCIAL INFORMATION AND OTHER REPORTING TO LENDERS. Promptly upon receipt of the financial statements and other reporting referred to in SECTION 6.2 or the accountant's certificate described in SECTION
6.5 below, the Agent shall promptly post such financial statements, accountant's certificate or other reporting to the Intralinks Page and notify the Lenders thereof. To the extent that any Lender notifies the Agent that it cannot access such financial statements, accountant's certificate or other reporting from the Intralinks Page, the Agent shall promptly deliver a copy thereof by courier or other means permitted hereby for notices to such Lender. In no event shall any Lender be deemed to be in possession of any information posted on the Intralinks Page unless such Lender actually accesses and downloads such information from the Intralinks Page.

        6.4 OFFICER'S CERTIFICATE. Each set of financial statements delivered to Agent or any Lender pursuant to SECTION 6.2(A) or SECTION 6.2(B) hereof shall be accompanied by a certificate of a Senior Financial Officer (a "COMPLIANCE CERTIFICATE") setting forth:

                (a) COVENANT COMPLIANCE The information (including detailed calculations) required in order to establish whether Borrower was in compliance with the requirements of SECTIONS 7.8, 7.10, 7.14, 7.15, 7.16 and 7.18, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

                (b) EVENT OF DEFAULT A statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of Credit Parties from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists

(including, without limitation, any such event or condition resulting from the failure of Borrower or any Subsidiary to comply with any Environmental Requirement), specifying the nature and period of existence thereof and what action Borrower shall have taken or proposes to take with respect thereto.

        6.5 ACCOUNTANT'S CERTIFICATE. Together with each delivery of financial statements required by SECTION 6.2(b) above, Borrower will deliver to Agent and each Lender a certificate of the accountants preparing such statements stating that, in making the audit necessary for their report on such financial statements, they have obtained no knowledge of any Event of Default or Default, or, if they have obtained knowledge of any Event of Default or Default, specifying the nature and period of existence thereof. Such accountants, however, shall not be liable to anyone by reason of their failure to obtain knowledge of any Event of Default or Default which would not be disclosed in the course of an audit conducted in accordance with generally accepted auditing standards.

        6.6 INSPECTION. Borrower shall permit the representatives of Agent and Lenders holding in the aggregate at least 25% of the outstanding Loans to visit and inspect any of the offices or properties of Borrower or any Subsidiary during normal business hours and, if no Event of Default has occurred, with reasonable prior notice, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, to check, test and appraise the Collateral or any portion thereof, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision Borrower authorizes said accountants to discuss the affairs, finances and accounts of Borrower and its Subsidiaries), as often as may be requested and at the expense of the Borrower; provided, however, that the Borrower shall only be required to pay the expenses of the Agent and such Lenders in connection with one visit per calendar year unless an Event of Default has occurred and is continuing.

        6.7     MAINTENANCE OF EXISTENCE. Except as otherwise permitted by
SECTION 7.1, Borrower shall, and shall cause each Subsidiary to, maintain its corporate existence and carry on its business as such business is now carried on and maintained (including, all rights, franchises, licenses and privileges necessary to the conduct of its business), and Borrower will qualify and remain qualified as a foreign corporation and authorized to do business in, and cause each of its Subsidiaries to qualify and remain qualified as a foreign corporation and authorized to do business in, each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization, except in cases in which a failure to be so qualified and authorized in another jurisdiction would not in any given instance or in the aggregate have a Material Adverse Effect.

        6.8     COMPLIANCE WITH LAWS; PAYMENT OF TAXES.

                (a) In addition to and without limiting the generality of clause (c) below, Borrower will, and will cause each of its Subsidiaries and each member of the Controlled Group to, comply with applicable laws (including but not limited to ERISA and Executive Order No. 13224 (September 23, 2001)), regulations and similar requirements of governmental authorities (including but not limited to PBGC and the Office of Foreign Assets Control, Department of the Treasury), except (i) where the necessity of such compliance is being contested in good faith through appropriate proceedings diligently pursued or (ii) the failure to do so would not have a Material Adverse Effect.

                (b) Borrower will, and will cause each of its Subsidiaries to, pay promptly when due all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, would become a Lien against the property of any Credit Party, except liabilities being contested in good faith and against which, if requested by the Required Lenders, Borrower will set up reserves in accordance with GAAP.

                (c) Borrower will comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable laws and maintain in full force and effect all governmental approvals, in each case applicable to the conduct to Borrower's or any Subsidiary's business, including, without limitation, laws and regulations related to equal employment opportunity and employee safety, the Black Lung Benefits Act, 30 U.S.C. ss.90l-945 (1986 & Supp.
1991), 26 U.S.C. ss. 9501 (1986), and all other laws, rules and regulations relating to coal workers' pneumoconiosis, workers' compensation and land reclamation, except where the failure to comply with any such applicable law or to maintain any such governmental approval would not in any given case or in the aggregate have a Material Adverse Effect.

                (d) Borrower shall not permit the aggregate complete or partial withdrawal liability under Title IV of ERISA with respect to Multiemployer Plans incurred by Borrower and members of the Controlled Group to exceed $2,500,000 at any time. For purposes of this SECTION 6.8, the amount of withdrawal liability of Borrower and members of the Controlled Group at any date shall be the aggregate present value of the amount claimed to have been incurred less any portion thereof which Borrower and members of the Controlled Group have paid or as to which Borrower reasonably believes, after appropriate consideration of possible adjustments arising under Sections 4219 and 4221 of ERISA, it and members of the Controlled Group will have no liability, PROVIDED that Borrower shall obtain prompt written advice from independent actuarial consultants supporting such determination. Borrower agrees at the request of the Required Lenders, once in each year, beginning with 2005, (i) to request and obtain a current statement of the withdrawal liability of Borrower and members of the Controlled Group from each Multiemployer Plan, if any, and (ii) to transmit a copy of such statement to Agent (for posting on the Intralinks Page) within fifteen (15) days after Borrower receives the same.

        6.9 INSURANCE. At Borrower's expense, maintain and cause each of its Subsidiaries to maintain (either in the name of Borrower or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance on all its property in at least such amounts and against at least such risks (including on all its property, and public liability and worker's compensation) as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

        6.10 MAINTENANCE OF PROPERTY. Each Credit Party shall maintain all of its properties and assets in good condition, repair and working order, ordinary wear and tear excepted.

        6.11 LOCATION OF INVENTORY AND EQUIPMENT. Each Credit Party shall keep its Inventory and Equipment only at the locations identified on SCHEDULE 5.9(A), 5.9(B) and 5.11 (or in transit from one such location to another such location) and its chief executive office only at the location identified on SCHEDULE 5.9(A), 5.9(B) and 5.11; PROVIDED, HOWEVER, that Borrower may amend SCHEDULE 5.9(A), 5.9(B) or 5.11 so long as such amendment occurs by written notice to Agent and Lenders not less than 30 days prior to the date on which such Inventory or Equipment is moved to such new location or such chief executive office is relocated, so long as such new location is within the continental United States, and so long as, at the time of such written notification, the applicable Credit Party provides Agent a Collateral Access Agreement with respect thereto.

        6.12 LEASES. Each Credit Party shall pay when due all rents and other amounts payable under any leases or other agreements pertaining to the mining of coal and material leases to which any Credit Party is a party or by which any Credit Party's properties and assets are bound, unless such payments are the subject of a Permitted Protest.

        6.13 ENVIRONMENTAL NOTICES. Borrower shall furnish to each Lender prompt written notice of all: (i) material Environmental Liabilities; (ii) pending, or to the best knowledge of Borrower, threatened Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders which , if determined adversely to the Credit Party, could reasonably be likely to have a Material Adverse Effect; and (iii) Environmental Releases at, on, in, under, from, or in any way affecting the Real Property or any other location for which Borrower would reasonably be expected to have legal liability, and all facts, events, or conditions that could reasonably be expected to lead to any of the foregoing, to the extent any of the foregoing could reasonably be expected to result in Borrower incurring material Environmental Liabilities.

        6.14 ENVIRONMENTAL RELEASE. Borrower agrees that, upon the occurrence of an Environmental Release or threat of Environmental Release at, on, in, under, from or affecting any of the Real Property or any other location for which Borrower would reasonably be expected to have legal liability, Borrower will act promptly to investigate such Environmental Release or threatened Environmental Release and, to the extent required by any Environmental Requirements or the demand of any Environmental Authority, will report such Environmental Release or threat of Environmental Release, take appropriate remedial actions to eliminate such Environmental Release or threat of Environmental Release, will respond to the effects of such Environmental Release or threatened Environmental Release, and otherwise satisfy any other legally binding obligations arising from the Environmental Release or threatened Environmental Release; PROVIDED Borrower shall not be deemed in breach of this
SECTION 6.15 unless failure to do any of the above would reasonably be expected to result in Borrower incurring material Environmental Liabilities.

        6.15 UPDATED OPINIONS. Borrower will provide, after March 1, 2009 but not later than May 6, 2009, legal opinions from each Credit Party's counsel reasonably acceptable to the Required Lenders, and in form and substance reasonably acceptable to Required Lenders, confirming the continued existence and perfection of the Agent's Liens pursuant to this Agreement and the other Security Documents.

        6.16 DISCLOSURE UPDATES. Promptly and in no event later than 5 Business Days after obtaining knowledge thereof, notify Agent and Lenders if any written information, exhibit, or report furnished to the Lender Group contained, at the time it was furnished, any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made. The foregoing to the contrary notwithstanding, any notification pursuant to the foregoing provision will not cure or remedy the effect of the prior untrue statement of a material fact or omission of any material fact nor shall any such notification have the affect of amending or modifying this Agreement or any of the Schedules hereto.

        6.17 DOMESTIC SUBSIDIARIES TO BECOME GUARANTORS. If Borrower acquires or creates a Domestic Subsidiary at any time after the Closing Date, then (i) within 10 Business Days after Borrower acquires or creates such Domestic Subsidiary, it must so notify the Agent (who shall promptly notify the Lenders), and (ii) within 10 Business Days after giving such notice, such Domestic Subsidiary must: (A) become a Guarantor by (x) executing and delivering to each Lender a joinder agreement, substantially in the form of EXHIBIT C thereby becoming a party hereto, (y) delivering to Agent and each Lender an opinion of counsel to such Subsidiary in form and substance satisfactory to the Agent and the Lenders, and (z) delivering to each Agent and Lender documents pertaining to such Domestic Subsidiary such evidence of authority as may be reasonably requested by the Agent or Lenders; and (B) execute and deliver such Transaction Documents as it would have been required to execute pursuant thereto if it had been a Guarantor on the Closing Date.

        6.18 PLEDGE OF STOCK OF DIRECT FOREIGN SUBSIDIARIES. If Borrower or any Domestic Subsidiary acquires or creates a Direct Foreign Subsidiary at any time after the Closing Date, then (i) within 10 Business Days after Borrower or such Domestic Subsidiary acquires or creates such Direct Foreign Subsidiary, Borrower must so notify the Agent and the Lenders, (ii) within 10 Business Days after giving such notice, Borrower or such Domestic Subsidiary must execute and deliver a Securities Pledge Agreement and pledge 65% of the Capital Stock of such Direct Foreign Subsidiary together with the powers of attorney pursuant thereto and (iii) within 30 Business Days after giving such notice, Borrower or such Domestic Subsidiary must deliver evidence of registration of the pledge or such other document or other writing which the Agent or the Required Lenders may reasonably require with respect thereto.

        6.19 COVENANT TO SECURE LOANS EQUALLY. Each Credit Party covenants that if it shall create or assume any Lien upon any of its property or assets, whether now owned or hereafter acquired, other than Liens permitted by the provisions of SECTION 7.7, it will make or cause to be made an effective provision whereby the Loans will be secured by such Lien equally and ratably with any and all other Debt thereby secured so long as any such other Debt shall be so secured. However, the compliance by Borrower of this SECTION 6.20 shall not constitute a waiver of, or cure for, any violation of SECTION 7.7 hereof.

        6.20 OTHER COVENANTS. If (in the opinion of the Agent or the Required Lenders) at any time and from time to time, after the date hereof, any of the covenants, representations and warranties or events of default, or any other material term or provision (other than any term or provision relating to payment terms, interest rates or penalties), contained in any other agreement or instrument of any Credit Party providing for the incurrence of debt equal to or exceeding the principal amount of $5,000,000, other than the Senior Loan Agreement and the "Loan Documents" relating thereto ("MATERIAL DEBT DOCUMENT"), is more favorable to the lender or lenders under such Material Debt Document than are the terms of this Agreement to the Lenders or the Notes, this Agreement shall be amended to contain each such more favorable covenant, representation and warranty, event of default, term or provision, and Credit Parties hereby agree to so amend this Agreement and to execute and deliver all such documents requested by the Agent or the Required Lender(s) to reflect such Amendment. Prior to the execution and delivery of such documents by applicable Credit Parties, this Agreement shall be deemed to contain each such more favorable covenant, representation and warranty, event of default, term or provision for purposes of determining the rights and obligations hereunder.

        6.21 MINING. Borrower and its Subsidiaries shall cause at least 75% of the coal mined by the Borrower and its Subsidiaries to be mined from Real Property with respect to which Agent has previously received title searches, the results of which shall have been satisfactory to Agent.

        6.22    POST-CLOSING REQUIREMENTS.

                (a) The Borrower shall use its commercially reasonable efforts to deliver to King & Spalding LLP, on behalf of the Lenders, no later 90 days after the Closing Date, Collateral Access Agreements from each of any lessor, warehouseman, processor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in any Credit Party's Books, Equipment or Inventory.

                (b) The Borrower shall deliver to King & Spalding LLP, on behalf of the Lenders, no later than 60 days after the Closing Date, lien releases, in form and substance reasonably acceptable to the Required Lenders, of all Liens on the aircraft engines attached to the Aircraft.

                (c) The Borrower shall deliver to King & Spalding LLP, on behalf of the Lenders, no later than 30 days after the Closing Date, the lien searches listed on SCHEDULE 6.22(C) reflecting the absence of any prior Liens other than Permitted Encumbrances, or accompanied by authorization or executed releases releasing any such Liens.

                (d) The Borrower shall deliver to King & Spalding LLP, on behalf of the Lenders, no later than 30 days after the Closing Date, an Attornment, Subordination and Non-Disturbance Agreement, duly executed by DTE Clover, LLC, Bledsoe Processing Company and the Senior Agent.

                (e) The Borrower shall deliver to King & Spalding LLP, on behalf of the Lenders, no later than 60 days after the Closing Date, Mortgages on the Real Property identified on SCHEDULE C that was not transferred or sold in connection with the Real Property Transaction.

        6.23 FURTHER ASSURANCES. Borrower shall make, execute and deliver, and cause each of its Subsidiaries to make, execute and deliver, all such additional and further acts, things, deeds and instruments as the Agent or the Required Lenders may reasonably require to document and consummate the transactions contemplated hereby and to vest completely in and insure each Lender its rights under this Agreement, the Notes and the other Transaction Documents.

7       NEGATIVE COVENANTS.

Each Credit Party covenants that so long as any of the Secured Obligations are outstanding:

        7.1 DISSOLUTION. No Credit Party will, nor will it permit any of its Subsidiaries to, dissolve, wind-up or liquidate either in whole or in part, except (i) Borrower or any of its Subsidiaries may dissolve or liquidate any Subsidiary of Borrower, PROVIDED that as of the date of such dissolution or liquidation, such Subsidiary (on a consolidated basis with its Subsidiaries), has net assets with an aggregate Fair Market Value of less than the Dollar equivalent of $25,000 and (ii) through corporate reorganization and restructuring to the extent permitted by SECTION 7.2, and (iii) pursuant to the Permitted Corporate Transactions.

        7.2 CONSOLIDATION, MERGERS AND SALES OF ASSETS. No Credit Party will, nor will it permit any of its Subsidiaries to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, PROVIDED that:

                (a) Borrower may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states, (ii) Borrower is the corporation surviving such merger, (iii) immediately after giving effect to such merger, no Default or Event of Default shall have occurred and be continuing and (iv) Borrower has furnished to each Lender a pro forma Compliance Certificate giving effect to such merger and showing compliance with the covenants calculated pursuant thereto;

                (b) Subsidiaries of Borrower may merge with (i) any Guarantor, so long as a Guarantor is the surviving corporation, or (ii) so long as Borrower is the surviving corporation, with Borrower;

                (c) Borrower and its Subsidiaries may make Investments permitted by SECTION 7.6 and Restricted Payments permitted by SECTION 7.9;

                (d) Borrower may sell or dispose assets for Fair Market Value for cash, the Net Cash Proceeds of which are either (x) applied as mandatory prepayments of the Loans as required by SECTION 2.5(A) hereof or of the Debt under the Senior Loan Agreement to the extent required under Section
2.4 of the Senior Loan Agreement or (y) within 90 days of such sale or disposition reinvested in the purchase of assets to be used in the business of the Credit Parties so long as pending such reinvestment any such Net Cash Proceeds are held in a Deposit Account in which the Agent has a perfected Lien pursuant to a Control Account Agreement subject in priority only to the Senior Agent;

                (e) any Credit Party may sell, lease or otherwise transfer assets to any other Credit Party;

                (f) any Foreign Subsidiary of Borrower may sell, lease or otherwise transfer assets to Borrower or any other Subsidiary of Borrower;

                (g) Borrower and its Subsidiaries may sell assets (other than Real Property Collateral or Coal Leases) in the ordinary course of business of Borrower and its Subsidiaries,

                (h) the Borrower and its Subsidiaries may consummate the Permitted Corporate Transactions and the Real Property Transaction.

        7.3 CHANGES IN FISCAL YEAR. Borrower will not change its Fiscal Year or any of its Fiscal Quarters without the consent of the Agent and the Required Lenders.

        7.4 ENVIRONMENTAL MATTERS. No Credit Party will, nor will it permit any of its Subsidiaries to, knowingly permit any Third Party to use, produce, manufacture, process, generate, store, manage at, or otherwise handle, ship, or transport to or from the Real Property any Hazardous Materials, except for such activities conducted in material compliance with all applicable Environmental Requirements and involving only Hazardous Materials, of a type and amount reasonable and appropriate for the operations of Borrower and its Subsidiaries in the ordinary course of business. As a further limitation on their activities, no Credit Party will, nor will it permit any of its Subsidiaries to, knowingly permit any Third Party to treat, store, recycle, reclaim, or dispose of any Hazardous Materials at, on, in, or under the Real Property or cause any Environmental Release, other than those involving de minimis quantities of Hazardous Materials or air emissions or wastewater discharges made in material compliance with all Environmental Requirements.

        7.5 TRANSACTIONS WITH AFFILIATES. No Credit Party shall enter into, or permit any of its Subsidiaries to enter into, any transaction with any Affiliate of any Credit Party, except for (a) Permitted Corporate Transactions and (b) as permitted by law and pursuant to reasonable terms which are no less favorable to such Credit Party than would be obtained in a comparable arm's length transaction with a Person which is not an Affiliate or in the ordinary course of business as conducted as of the Closing Date.

        7.6 INVESTMENTS. No Credit Party will, nor will it permit any of its Subsidiaries to, make Investments in any Person except:

                (a)     existing Investments described in SCHEDULE 7.6;

                (b) deposits required by landlords, government agencies or public utilities;

                (c) Investments in direct obligations of the United States Government maturing within one year;

                (d) Investments in certificates of deposit issued by a commercial bank organized under the laws of the United States of America or any state thereof having combined capital and surplus of not less than $250,000,000 and a Thomson Bank Watch rating of at least B;

                (e) Investments in commercial paper rated Al or the equivalent thereof by Standard & Poor's Rating Group, a division of McGraw-Hill, Inc. or P1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 6 months after the date of acquisition;

                (f) Investments in tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Rating Group and Aa or the equivalent thereof by Moody's Investors Service, Inc.;

                (g)     Investments in Borrower or any Guarantor;

                (h) loans and advances to Subsidiaries which are in existence on the Closing Date and are evidenced by Pledged Notes;

                (i) additional equity investments in Subsidiaries as required by applicable law;

                (j) advances made in connection with purchases of goods or services in the ordinary course of business; and

                (k) Investments received in settlement of amounts due to the Borrower or any of its Subsidiaries effected in the ordinary course of business or owing to the Borrower or any of its Subsidiaries as a result of Insolvency Proceedings involving an Account Debtor or upon the foreclosure or enforcement of any Lien in favor of the Borrower or any of its Subsidiaries.

        7.7 LIENS. No Credit Party will, nor will it permit any of its Subsidiaries to, create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

                (a) (i) Liens in favor of the Senior Agent pursuant to the Senior Loan Agreement and the "Loan Documents" as defined therein, and (ii) Liens in favor of the Agent pursuant to the Transaction Documents;

                (b) any Lien existing on any specific fixed asset of any corporation at the time such corporation becomes a Subsidiary and not created in contemplation of such event;

                (c) any Lien on any specific fixed asset of any corporation existing at the time such corporation is merged or consolidated with or into Borrower or a Subsidiary and not created in contemplation of such event;

                (d) any Lien existing on any specific fixed asset prior to the acquisition thereof by Borrower or a Subsidiary and not created in contemplation of such acquisition;

                (e) Liens for unpaid taxes that either (i) are not yet delinquent, or (ii) do not constitute an Event of Default hereunder and are the subject of Permitted Protests;

                (f)     Liens set forth on SCHEDULE 7.7,

                (g)     the interests of lessors under operating leases,

                (h) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing paragraphs of this Section, PROVIDED that (i) such Debt is not secured by any additional assets, and (ii) the amount of such Debt secured by any such Lien is not increased;

                (i) Liens incidental to the conduct of its business or the ownership of its assets (including, without limitation, landlord liens and statutory liens of carriers, warehousemen, mechanics, materialmen and other liens imposed by law, created in the ordinary course of business for amounts not yet due or which are the subject of Permitted Protests) which (i) which were not incurred in connection with the borrowing of money and do not otherwise secure Debt and (ii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

                (j)     Permitted Purchase Money Liens securing Purchase Money
Debt;

                (k) Deposits required by landlords, government agencies or public utilities;

                (l) Liens on amounts deposited in connection with obtaining worker's compensation or other unemployment insurance, land reclamation other environmental bonds;

                (m) Liens on amounts deposited in connection with the making or entering into of bids, tenders, or leases in the ordinary course of business and not in connection with the borrowing of money,

                (n) Liens on amounts deposited as security for surety or appeal bonds in connection with obtaining such bonds in the ordinary course of business;

                (o) Liens on the "Coal Act Refund" (as such term is defined in the Plan of Reorganization) in favor of the "Unsecured Creditor Liquidating Trust" (as defined in the Plan of Reorganization);

                (p) Liens resulting from any judgment or award that is not an Event of Default hereunder; and

                (q) with respect to any Real Property, easements, rights of way, and zoning restrictions that do not materially interfere with or impair the use or operation thereof.

        7.8 FIXED CHARGE COVERAGE. For each Rolling Four Quarters period ending on the last day of the Fiscal Quarter indicated below, the Fixed Charge Coverage Ratio shall at no time be less than the corresponding ratio set forth below; PROVIDED that (i) with respect to the second Fiscal Quarter of Borrower's Fiscal Year 2004, in calculating such ratio, each of Consolidated Total EBITDA, Consolidated Interest Expense, Capital Expenditures and scheduled principal payments will be determined for the first two Fiscal Quarters of such Fiscal Year on an annualized basis and (iii) with respect to the third Fiscal Quarter of Borrower's Fiscal Year 2004, in calculating such ratio, each of Consolidated Total EBITDA, Consolidated Interest Expense, Capital Expenditures and scheduled principal payments will be determined for the first three Fiscal Quarters of such Fiscal Year on an annualized basis:

                --------------------------------------------- -------------------------
                          FISCAL QUARTER(S) ENDING               MINIMUM FIXED CHARGE
                                                                    COVERAGE RATIO
                --------------------------------------------- -------------------------
                June 30, 2004 through and including           0.75:1.0
                March 31, 2005
                --------------------------------------------- -------------------------
                June 30, 2005                                 0.80:1.0
                --------------------------------------------- -------------------------
                September 30, 2005                            0.90:1.0
                --------------------------------------------- -------------------------
                December 31, 2005 through and including       0.95:1.0
                September 30, 2008
                --------------------------------------------- -------------------------
                December 31, 2008 and each Fiscal Quarter     0.90:1.0
                ending thereafter
                --------------------------------------------- -------------------------

        7.9 RESTRICTED PAYMENTS. Credit Parties will not declare or make any Restricted Payment during any Fiscal Year, except:

                (a) the declaration and payment of dividends and/or distributions by any direct or indirect Subsidiary of any Credit Party to Borrower or any other Credit Party;

                (b) to the extent permitted under SECTION 7.12, payments with respect to intercompany Debt, intercompany receivables or intercompany advances constituting Investments permitted under SECTION 7.6 hereof,

                (c) the issuance by Borrower of its Capital Stock to or repurchase by Borrower of its Capital Stock from any of its directors, officers or employees pursuant to an executive compensation plan in form and substance reasonably satisfactory to the Required Lenders in their sole discretion.

        7.10 LEVERAGE RATIO. The Leverage Ratio for each Rolling Four Quarters ending on the last day of the Fiscal Quarter indicated below shall at all times be less than the corresponding ratio set forth below; PROVIDED that
(i) with respect to the second Fiscal Quarter of Borrower's Fiscal Year 2004, in calculating such ratio, EBITDA will be determined for the first two Fiscal Quarters of such Fiscal Year on an annualized basis and (iii) with respect to the third Fiscal Quarter of Borrower's Fiscal Year 2004, in calculating such ratio, EBITDA will be determined for the first three Fiscal Quarters of such Fiscal Year on an annualized basis:

                ---------------------------------------- -----------------------
                          FISCAL QUARTER(S) ENDING            LEVERAGE RATIO
                ---------------------------------------- -----------------------
                June 30, 2004 through and including      3.00:1.0
                December 31, 2005
                ---------------------------------------- -----------------------
                March 31, 2006 and each Fiscal Quarter   2.75:1.0
                ending thereafter
                ---------------------------------------- -----------------------

        7.11 MINIMUM CONSOLIDATED TANGIBLE NET WORTH. The Consolidated Tangible Net Worth shall not be less than $20,000,000 as of the last day of any Fiscal Quarter.

        7.12 DEBT. No Credit Party will, or will permit any of its Subsidiaries to, directly or indirectly, create, incur, assume, Guarantee, have outstanding, or otherwise become or remain directly or indirectly liable with respect to, any Debt other than:

                (a)     Debt outstanding under this Agreement;

                (b) Debt outstanding under the Senior Loan Agreement in an aggregate principal amount not to exceed $52,500,000;

                (c)     Debt permitted under SECTION 7.17;

                (d)     Debt existing on the Closing Date and described on
SCHEDULE 7.12;

                (e) Debt of any Credit Party to any other Credit Party, PROVIDED that such loan or advance is permitted pursuant to SECTION 7.6;

                (f) Debt in respect of Purchase Money Debt, to the extent permitted by SECTION 7.7(H);

                (g) refinancings, renewals, or extensions of Debt permitted under clauses (d) and (f) of this SECTION 7.12 (and continuance or renewal of any Permitted Encumbrances associated therewith) so long as: (i) the terms and conditions of such refinancings, renewals, or extensions do not, in Required Lenders' reasonable judgment, materially impair the prospects of repayment of the Secured Obligations by Credit Parties or materially impair Credit Parties' creditworthiness, (ii) such refinancings, renewals, or extensions do not result in an increase in the principal amount of, or interest rate with respect to, the Debt so refinanced, renewed, or extended or add one or more Credit Parties as liable with respect thereto if such additional Credit Parties were not liable with respect to the original Debt, (iii) such refinancings, renewals, or extensions do not result in a shortening of the average weighted maturity of the Debt so refinanced, renewed, or extended, nor are they on terms or conditions, that, taken as a whole, are materially more burdensome or restrictive to the applicable Credit Party, (iv) if the Debt that is refinanced, renewed, or extended was subordinated in right of payment to the Secured Obligations, then the terms and conditions of the refinancing, renewal, or extension Debt must include subordination terms and conditions that are at least as favorable to the Lender Group as those that were applicable to the refinanced, renewed, or extended Debt, and (v) the Debt that is refinanced, renewed, or extended is not recourse to any Person that is liable on account of the Secured Obligations other than those Persons which were obligated with respect to the Debt that was refinanced, renewed, or extended;

                (h) at all times prior to the consummation of the Real Property Transaction, royalty payments owed to Kentucky River Properties, LLC as described in the Plan of Reorganization;

                (i) Debt of Credit Parties in addition to that otherwise permitted by the foregoing provisions of this SECTION 7.12 in the aggregate amount not to exceed $5,000,000, PROVIDED that on the date any such Credit Party incurs or otherwise becomes liable with respect to any such additional Debt and immediately after giving effect thereto and the concurrent retirement of any other Debt;

                        (i)     no Default or Event of Default exists; and

                        (ii)    Borrower would be in compliance with SECTION
        7.10 on a pro forma basis.

For the purposes of this SECTION 7.12, any Person becoming a Subsidiary after the date hereof shall be deemed, at the time it becomes a Subsidiary, to have incurred all of its then outstanding Debt, and any Person extending, renewing or refunding any Debt shall be deemed to have incurred such Debt at the time of such extension, renewal or refunding.

        7.13 CAPITAL EXPENDITURES. No Credit Party will, or will permit its Subsidiaries to,

                (a) MAINTENANCE CAPITAL EXPENDITURES. Permit Maintenance Capital Expenditures (other than Capital Expenditures in connection with Mine No. 15) in any Fiscal Year to be in excess of the amount set forth in the following table for the applicable period:

                ---------------------------------------- -----------------------
                             FISCAL YEAR ENDING             MAXIMUM CAPITAL
                                                             EXPENDITURES
                ---------------------------------------- -----------------------
                December 31, 2004                        $36,853,000
                ---------------------------------------- -----------------------
                December 31, 2005                        $36,707,000
                ---------------------------------------- -----------------------
                December 31, 2006                        $36,786,000
                ---------------------------------------- -----------------------
                December 31, 2007                        $28,631,000
                ---------------------------------------- -----------------------
                December 31, 2008                        $26,921,000
                ---------------------------------------- -----------------------
                December 31, 2009 and each Fiscal Year   $30,000,000
                thereafter
                ---------------------------------------- -----------------------

If the Credit Parties do not utilize the entire amount of Maintenance Capital Expenditures permitted above in any Fiscal Year, the Credit Parties may carry forward to the immediately succeeding Fiscal Year only, 100% of such unutilized amount (with Maintenance Capital Expenditures made by the Credit Parties in such succeeding Fiscal Year applied last to such unutilized amount).

                (b) MINE NO. 15 CAPITAL EXPENDITURES. Permit Mine No. 15 Capital Expenditures in any Fiscal Year to be in excess of (i) $19,391,000 during the Fiscal Year ending December 31, 2004; (ii) $9,083,000 during the Fiscal Year ending December 31, 2005 and (iii) $0 during the Fiscal Year ending December 31, 2006 and each Fiscal Year thereafter; PROVIDED, HOWEVER, that if the Credit Parties do not utilize the entire amount of Mine No. 15 Capital Expenditures permitted above in the Fiscal Year ending December 31, 2004, Credit Parties may carry forward to either the Fiscal Year ending December 31, 2005 or the Fiscal Year ending December 31, 2006, 100% of all or any portion of such utilized amount, and if Credit Parties do not utilize the entire amount of Mine No. 15 Capital Expenditures permitted in the Fiscal Year ending December 31, 2005, Credit Parties may carry forward to the Fiscal Year ending December 31, 2006, 100% of such unutilized amount.

        7.14 MINIMUM CONSOLIDATED TOTAL EBITDA. For each Rolling Four Quarters period ending on the last day of the Fiscal Quarter indicated below, Consolidated Total EBITDA shall not be less than the corresponding amount set forth below; PROVIDED that (i) with respect to the second Fiscal Quarter of Borrower's Fiscal Year 2004, Consolidated Total EBITDA will be determined for the first two Fiscal Quarters of such Fiscal Year on an annualized basis and
(ii) with respect to the third Fiscal Quarter of Borrower's Fiscal Year 2004, Consolidated Total EBITDA will be determined for the first three Fiscal Quarters of such Fiscal Year on an annualized basis:

                --------------------------------------------- ----------------------------------
                          FISCAL QUARTER(S) ENDING                  AMOUNT (IN MILLIONS)
                --------------------------------------------- ----------------------------------
                June 30, 2004                                 $44,500,000
                --------------------------------------------- ----------------------------------
                September 30, 2004                            $44,500,000
                --------------------------------------------- ----------------------------------
                December 31, 2004                             $44,000,000
                --------------------------------------------- ----------------------------------
                March 31, 2005                                $46,500,000
                --------------------------------------------- ----------------------------------

                --------------------------------------------- ----------------------------------
                June 30, 2005                                 $49,000,000
                --------------------------------------------- ----------------------------------
                September 30, 2005                            $51,500,000
                --------------------------------------------- ----------------------------------
                December 31, 2005 through and including       $53,500,000
                December 31, 2006
                --------------------------------------------- ----------------------------------
                March 31, 2007                                $52,000,000
                --------------------------------------------- ----------------------------------
                June 30, 2007                                 $51,000,000
                --------------------------------------------- ----------------------------------
                September 30, 2007                            $50,000,000
                --------------------------------------------- ----------------------------------
                December 31, 2007                             $49,000,000
                --------------------------------------------- ----------------------------------
                March 31, 2008                                $47,000,000
                --------------------------------------------- ----------------------------------
                June 30, 2008                                 $44,000,000
                --------------------------------------------- ----------------------------------
                September 30, 2008                            $41,000,000
                --------------------------------------------- ----------------------------------
                December 31, 2008 and each Fiscal Quarter     $38,000,000
                ending thereafter
                --------------------------------------------- ----------------------------------

        7.15 NATURE OF BUSINESS. No Credit Party will, nor will it permit any of its Subsidiaries to, engage in any business, if as a result, when taken as a whole, the general nature of the business then engaged in by Borrower and its Subsidiaries would be substantially changed from the nature of the business of Borrower and its Subsidiaries on the date hereof and described in SCHEDULE 7.15.

        7.16 DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES. Other than pursuant to the Senior Loan Agreement, no Credit Party will, nor will it permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to (i)(a) pay dividends or make any other distributions to Borrower or any of its Subsidiaries with respect to, or on account of, its equity interests or (b) pay any Debt owed to Borrower or any of its Subsidiaries, (ii) make loans or advances to Borrower or any of its Subsidiaries or (iii) transfer any of its properties or assets to Borrower or any of its Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (a) agreements evidencing Debt permitted to be incurred under clauses (b) and (f) of
SECTION 7.12, (b) applicable law, (c) by reason of customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practices, and (d) purchase money obligations for property acquired in the ordinary course of business that impose restrictions of the nature described in clause (iii) above on the property so acquired.

        7.17 LIMITATION ON GUARANTEES. No Credit Party will, nor will it permit any of its Subsidiaries to, will not incur, create, assume or suffer to exist any Guarantee, either directly or indirectly, except:

                (a) the endorsement of negotiable instruments for deposit or collection in the ordinary course of business;

                (b)     the Guarantees of the Secured Obligations;

                (c) Guarantees of obligations of a Subsidiary which obligations are not prohibited hereunder;

                (d) Guarantees constituting Investments that are not prohibited by SECTION 7.6;

                (e)     Guarantees by Borrower of the obligations set forth on
SCHEDULE 7.17 hereto or any refinancings thereof (PROVIDED that such refinancings are on substantially the same terms or terms more favorable to the applicable Credit Party or to the Subsidiary thereof which is the obligor under such Guarantee); and

                (f)     Guarantees by the Guarantors of the Senior Loan
Agreement.

        7.18 LIMITATION ON LEASES. No Credit Party will, nor will it permit any of its Subsidiaries to, create, incur or assume any commitment to make, any direct or indirect payment, whether as rent or otherwise, under any lease, rental or other arrangement for the use of real property other than (i) Capital Leases, (ii) all leases pursuant to which the Borrower or a Subsidiary of Borrower leases real property (including minerals, coal reserves and other interests in real property) for the purpose of mining or otherwise extracting coal from such property and other operations with respect thereto, (iii) leases existing on the date hereof and any renewals or replacements thereof effected on substantially the same terms or terms more favorable to the applicable Credit Party and (iv) any other leases hereafter entered into with an aggregate annual rental not to exceed $2,000,000.

        7.19 JOINT VENTURES OR PARTNERSHIP. No Credit Party will, nor will it permit any of its Subsidiaries to, enter into any Joint Venture or partnership (including, without limitation, by way of selling the capital stock or other equity interest of a Subsidiary) unless (a) any interest received by any Credit Party in such domestic Joint Venture or partnership is pledged to the Agent in a manner reasonably acceptable to the Required Lenders and (b) the Borrower shall have prepaid the Loans as required under SECTION 2.5 to the extent that any Credit Party receives any Net Cash Proceeds therefrom.

        7.20 SALE AND LEASEBACK. Other than in connection with the Real Property Transaction, no Credit Party will, nor will it permit any of its Subsidiaries to, enter into any arrangement with any Person or Persons, whereby in contemporaneous transactions any Credit Party or any Subsidiary of a Credit Party sells essentially all of its right, title and interest in an asset and, in connection therewith, acquires, leases or licenses back the right to use such asset.

        7.21 AMENDMENTS TO SENIOR DEBT DOCUMENTS. No Credit Party will, nor will it permit any of its Subsidiaries to, directly or indirectly, amend, modify, alter, increase, or change any of the terms or conditions of the Senior Loan Agreement or the "Loan Documents" as defined in the Senior Loan Agreement, except to the extent permitted under the Intercreditor Agreement.

8       EVENTS OF DEFAULT.

        An event of default (each, an "EVENT OF DEFAULT") shall exist under this Agreement if any of the following conditions or events shall occur and be continuing:

                (a) Borrower defaults in the payment of any principal on any Loan when the same becomes due, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

                (b) Borrower defaults in the payment of any interest on any Loan for more than five (5) Business Days after the same becomes due; or

                (c) (i) Borrower shall fail to observe or perform any covenant contained in SECTIONS 6.2(D), 6.9, 6.14, 6.15, 6.16 or ARTICLE 7 (other than in SECTION 7.4); or

                (d) Borrower, any Guarantor or any other Subsidiary of a Credit Party shall fail to observe or perform any covenant or agreement contained or incorporated by reference in this Agreement (other than those referred to in paragraphs (a), (b), and (c) of this SECTION 8) or any other Transaction Document and such default is not remedied within thirty (30) days (or, in the case of any covenant contained in SECTION 6.2 (other than SECTION 6.2(E)), five (5) Business Days) after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) Borrower receiving written notice of such default from any Lender (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of
SECTION 8); or

                (e) any representation or warranty made in writing by or on behalf of Borrower or any other Credit Party or by any officer of Borrower in this Agreement or any other Transaction Document or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

                (f) Borrower or any of its Subsidiaries is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt having an aggregate principal or commitment amount in excess of $5,000,000 that is outstanding beyond any period of grace provided with respect thereto (other than the Debt outstanding under the Senior Loan Agreement), or (ii) Borrower or any of its Subsidiaries is in default in the performance of or compliance with any term of any evidence of any Debt having an aggregate principal or commitment amount in excess of $5,000,000 (other than the Debt outstanding under the Senior Loan Agreement) or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or one or more Persons are entitled to declare such Debt to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the Lender of Debt to convert such Debt into equity interests), (x) Borrower or any of its Subsidiaries has become obligated to purchase or repay Debt (other than the Debt outstanding under the Senior Loan Agreement) before its regular maturity or before its regularly scheduled dates of payment, or (y) one or more Persons have the right to require Borrower or any of its Subsidiaries so to purchase or repay such Debt (other than the Debt outstanding under the Senior Loan Agreement), except for the repayment of Debt required upon any damage, destruction, loss, taking or condemnation of any real estate or any other property or asset of Borrower or any of its Subsidiaries; or

                (g) Borrower or any of its Subsidiaries (i) shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any


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

substantial part of its property, or (ii) shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or (iii) shall fail generally, or shall admit in writing its inability, to pay its debts as they become due, or (iv) shall take any corporate action to authorize any of the foregoing; or

                (h) an involuntary case or other proceeding shall be commenced against Borrower or any of its Subsidiaries seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against Borrower or any of its Subsidiaries under the federal bankruptcy laws as now or hereafter in effect; or

                (i) Borrower or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by Borrower, any member of the Controlled Group, any plan administrator or any combination of the foregoing which results in a liability of Borrower in an aggregate amount of $1,000,000 or more; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated which results in a liability of Borrower in an aggregate amount of $1,000,000 or more; or

                (j) one or more judgments or orders for the payment of money in an aggregate amount in excess of $1,000,000 shall be rendered against Borrower or any of its Subsidiaries and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days or enforcement proceedings shall be commended by any creditor on any such judgment; or

                (k) a federal tax lien shall be filed against Borrower or any of its Subsidiaries under Section 6323 of the Code or a lien of the PBGC shall be filed against Borrower or any of its Subsidiaries under Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 25 days after the date of filing; or

                (l) Borrower or any Guarantor or any trustee, receiver, liquidator, custodian or other similar Person shall disavow or attempt to terminate any or all of the Transaction Documents or any or all of the Transaction Documents shall cease to be in full force and effect in whole or in part for any reason whatsoever; or

                (m) except as contemplated by the terms thereof, any of the Security Documents shall be cancelled, terminated, revoked or rescinded or, except as released in accordance with the provisions of the Security Documents, the security interests, mortgages or liens in any of the Collateral shall cease to be perfected, or shall cease to have the priority contemplated by the Security Documents, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Transaction Documents shall be commenced by or on behalf of Borrower or any of its Subsidiaries party thereto or any of their respective stockholders or any other Person, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Security Documents is illegal, invalid or unenforceable in accordance with the terms thereof; or

                (n) Borrower or any of its Subsidiaries is in default in the performance of or compliance with any terms of the Senior Loan Agreement and as a consequence of such default or condition any Debt under the Senior Loan Agreement has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment; or

                (o)     the occurrence of a Change of Control; or

                (p) Borrower or any of its Subsidiaries fails to make any royalty or other payments under mining leases when due (a) with respect to any mining lease, in an aggregate amount in excess of $50,000 or (b) with respect to all mining leases, in an aggregate amount in excess of $150,000, excluding in each case amounts subject to a Permitted Protest.

9       THE LENDERS' RIGHTS AND REMEDIES.

        9.1     ACCELERATION.

                (a) If an Event of Default with respect to the Borrower described in paragraph (g) or (h) of SECTION 8 has occurred, all the Loans then outstanding, together with all accrued and unpaid interest thereon and all fees and all other amounts due under this Agreement and the other Transaction Documents, shall automatically and immediately become due and payable, without presentment, demand, protest, or notice of any kind, all of which are expressly waived by Borrower.

                (b)     If any Event of Default described in paragraph (a) or
(b) of SECTION 8 has occurred and is continuing, any Lender at the time outstanding affected by such Event of Default may at any time, at its or their option, authorize and instruct the Agent to notify the Borrower and declare all the Loans held by it or them to be immediately due and payable.

                (c) If any other Event of Default has occurred and is continuing, the Required Lenders at the time outstanding may at any time at its or their option, authorize and instruct the Agent to notify the Borrower and declare all the Loans then outstanding to be immediately due and payable.

Upon any Loans becoming due and payable under this SECTION 9.1, whether automatically or by declaration, such Loans will forthwith mature and the entire unpaid principal amount of such Loans, plus all accrued and unpaid interest thereon (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived, and the Agent shall take such actions as are directed by the Required Lenders. Borrower acknowledges, and the parties hereto agree, that each Lender has the right to maintain its investment in the Loans free from repayment by the Borrower (except as herein specifically provided for).

        9.2 OTHER REMEDIES. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Loans have become or have been declared immediately due and payable under SECTION 9.1, the Agent shall, at the instruction of the Required Lenders, demand payment on the Guaranty and exercise all rights and remedies of the Agent and Lenders under this Agreement and all other Transaction Documents.

        9.3 RESCISSION. At any time after any Loans have been declared due and payable pursuant to clause (b) or (c) of SECTION 9.1, the Required Lenders may instruct the Agent to provide written notice to the Borrower and rescind and annul any such declaration and its consequences if (a) the Borrower has paid all overdue interest on the Loans and all principal of any Loans that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal (to the extent permitted by applicable law) any overdue interest in respect of the Loans, at the Default Rate, (b) all Events of Default and Defaults, other than nonpayment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to SECTION 16, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Loans. No rescission and annulment under this SECTION 9.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

        9.4 NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.. No course of dealing and no delay on the part of the Lender Group in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such Person's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Transaction Document upon the Lender Group shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Borrower under Section 12.4, the Borrower will pay to the Lender Group on demand such further amount as shall be sufficient to cover all costs and expenses of the Lender Group incurred in any enforcement or collection under this SECTION 9, including, without limitation, reasonable attorneys' fees, expenses and disbursements

10      GUARANTEE.

        10.1 GUARANTEE. Each Guarantor hereby jointly and severally, unconditionally and irrevocably guarantees, to the Agent and each Lender, and its successors, endorsees, transferees and assigns, the punctual payment when due (whether at stated maturity, by acceleration or otherwise) and performance of the Secured Obligations and all renewals, extensions, modifications and refinancings of the Secured Obligations, now or hereafter owing, whether for principal, interest, premiums, fees, expenses or otherwise (collectively, the "GUARANTEED OBLIGATIONS"). Any and all payments by the Guarantors hereunder shall be made free and clear of and without deduction for any set-off, counterclaim, or withholding so that, in each case, the Agent or Lender, as the case may be, will receive, after giving effect to any Taxes, the full amount that it would otherwise be entitled to receive with respect to the Guaranteed Obligations. each Guarantor acknowledges and agrees that this is a guaranty of payment when due, and not of collection, and each Guarantor agrees that its obligations under this Article 10 (this "GUARANTY") shall not be discharged until the payment and performance, in full, of the Guaranteed Obligations (other than contingent indemnification obligations for which no claim has been made). Each Guarantor shall be regarded, and shall be in the same position, as principal debtor with respect to the Guaranteed Obligations. Each Guarantor expressly waives all rights it may now or in the future have under any statute, or at common law, or at law or in equity, or otherwise, to compel the Agent or any Lender to proceed in respect of the Guaranteed Obligations against Borrower, any Guarantor or any other party or against any security for the payment and performance of the Guaranteed Obligations before proceeding against, or as a condition to proceeding against, any Guarantor. Each Guarantor further expressly waives and agrees not to assert or take advantage of any defense based upon the failure of the Agent or any Lender to commence an action in respect of the Guaranteed Obligations against Borrower, any other Guarantor or any other party or any security for the payment and performance of the Guaranteed Obligations. Each Guarantor agrees that any notice or directive given at any time by any person to the Agent or any Lender which is inconsistent with the waivers in the preceding two sentences shall be null and void and may be ignored by the Agent or such Lender, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless lender has specifically agreed otherwise in writing. The foregoing waivers are of the essence of the transaction contemplated by the Transaction Documents and, but for this Guaranty and such waivers, the Lenders would decline to become parties hereto.

        10.2 GUARANTY ABSOLUTE. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Transaction Documents. The liability of each Guarantor under this Article 10 shall be absolute and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation, the following (whether or not a Guarantor consents thereto or has notice thereof):

                (a) any change in the time, place or manner of payment of, or in any other term of, all or any of the Guaranteed Obligations, any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Transaction Documents, or any other documents, instruments or agreements relating to the Guaranteed Obligations or any other instrument or agreement referred to therein or any assignment or transfer of any thereof;

                (b) any lack of validity or enforceability of the Transaction Documents or any other document, instrument or agreement referred to therein or any assignment or transfer of any thereof;

                (c) any furnishing to the Agent or any Lender of any security for the Guaranteed Obligations, or any sale, exchange, release or surrender of, or realization on, any security for the Guaranteed Obligations;

                (d) any settlement or compromise of any of the Guaranteed Obligations, any security therefor, or any liability of any other party with respect to the Guaranteed Obligations, or any subordination of the payment of the Guaranteed Obligations to the payment of any other liability of Borrower;

                (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Credit Party or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

                (f) the existence, value or condition of, or failure to perfect any security interest or lien against, any security for the Guaranteed Obligations, any action, or the absence of any action, by the Agent or any Lender in respect of such security interest or lien (including without limitation the release of any such security), or any amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Guaranteed Obligations;

                (g) any application of sums paid by Borrower or any other Person (other than a Guarantor) with respect to the liabilities of Borrower to the Agent and the Lenders, regardless of what liabilities of Borrower remain unpaid;

                (h) any act or failure to act by the Agent or any Lender which may adversely affect a Guarantor's subrogation rights, if any, against Borrower to recover payments made under this Guaranty; and

                (i) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a Guarantor;

If claim is ever made upon the Agent or any Lender for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations, and the Agent or any Lender repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over the Agent or such Lender or any of its property, or (b) after notice to and consultation with Guarantors, any settlement or compromise of any such claim effected by the Agent or such Lender with any such claimant (including Borrower or a trustee in bankruptcy for Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of the Transaction Documents or any other instrument evidencing any liability of Borrower, and Guarantors shall be and remain liable to the Agent and the Lenders for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Agent or any Lender.

        10.3 DEMAND BY LENDER. In addition to the terms of the Guaranty set forth above, and in no manner imposing any limitation on such terms, if the then outstanding principal amount of the Guaranteed Obligations is declared to be immediately due and payable (or automatically becomes immediately due and payable as provided in Article 9), then, each Guarantor shall pay to the holder or holders of the Guaranteed Obligations the entire outstanding

Guaranteed Obligations due and owing to such holder or holders. Payment by the Guarantors shall be made to the Agent's Account for the benefit of the Lenders, to be credited and applied upon the Guaranteed Obligations, in immediately available federal funds to an account designated by Lender or at the address set forth herein for the giving of notice to Lender or at any other address that may be specified in writing from time to time by Lender.

        10.4 WAIVERS. In addition to the waivers contained in SECTION 10.1, each Guarantor waives, and agrees that it shall not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshaling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by the such Guarantor of its obligations under, or the enforcement by the Agent or any Lender of, this Guaranty. Each Guarantor further hereby waives diligence, presentment and demand (whether for non-payment or protest) or notice of acceptance, maturity, extension of time, change in nature or form of the Guaranteed Obligations, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of, the Guaranteed Obligations, notice of material adverse change in Borrower's financial condition or any other fact which might materially increase the risk to such Guarantor with respect to any of the Guaranteed Obligations or all other demands whatsoever and waives the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty. Each Guarantor represents, warrants and agrees that its obligations under this Guaranty are not and shall not be subject to any counterclaims, offsets or defenses of any kind against the Agent, any Lender or Borrower now existing or which may arise in the future.

        10.5 BENEFITS OF GUARANTY. The provisions of this Guaranty are for the benefit of the Agent, the Lenders and their respective successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between Borrower on the one hand and the Agent and Lenders on the other hand, the obligations of Borrower under the Transaction Documents. In the event all or any part of the Guaranteed Obligations are transferred, endorsed or assigned by Lender to any Person or Persons as permitted under this Agreement, any reference to "Lender" herein shall be deemed to refer equally to such Person or Persons.

        10.6 MODIFICATION OF LOANS, ETC. If the Agent or Lenders (or any permitted subset thereof) shall at any time or from time to time, with or without the consent of, or notice to, the Guarantors:

                (i) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Guaranteed Obligations;

                (ii) take any action under or in respect of the Transaction Documents in the exercise of any remedy, power or privilege contained therein or available to it at law, equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

                (iii) amend or modify, in any manner whatsoever, the Transaction Documents;

                (iv) extend or waive the time for any of the Guarantors', Borrower's or other Person's performance of, or compliance with, any term, covenant or agreement on its part to be performed or observed under the Transaction Documents, or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

                (v) take and hold security or collateral for the payment of the Guaranteed Obligations or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which the Agent has been granted a Lien, to secure any Debt or other obligations of Borrower, the Guarantors or any other guarantor of the Guaranteed Obligations to the Agent or any Lender;

                (vi) release anyone who may be liable in any manner for the payment of any amounts owed by Borrower, the Guarantors or any other guarantor of the Guaranteed Obligations to the Agent or any Lender;

                (vii) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of Borrower, the Guarantors or any other guarantor of the Guaranteed Obligations are subordinated to the claims of the Agent and the Lenders; or

                (viii) apply any sums by whomever paid or however realized to any amounts owing by Borrower, the Guarantors or any other guarantor of the Guaranteed Obligations to the Agent in such manner as the Agent or Required Lenders shall determine in its or their discretion;

then Lender shall not incur any liability to the Guarantors as a result thereof, and no such action shall impair or release the obligations of the Guarantors under this Guaranty.

        10.7 REINSTATEMENT. This Guaranty shall remain in full force and effect and continue to be effective in the event any petition is filed by or against any Guarantor or Borrower for liquidation or reorganization, in the event any Guarantor or Borrower becomes insolvent or makes an assignment for the benefit of creditors or in the event a receiver or trustee is appointed for all or any significant part of any Guarantor's or Borrower's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Guaranteed Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Agent or any Lender, whether as a "voidable preference," "fraudulent conveyance," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment of the Guaranteed Obligations, or any part thereof, is rescinded, reduced, restored or returned, the Guaranteed Obligations or the part thereof so rescinded, reduced, restored or restated shall be reinstated, and the Guaranteed Obligations shall be deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

        10.8 WAIVER OF SUBROGATION. Each Guarantor hereby expressly waives any rights which it may acquire by way of subrogation, reimbursement, contribution or setoff under this Guaranty, by virtue of any payment made hereunder or the realization by any holder of the

Guaranteed Obligations on any collateral granted by such Guarantor as security therefor, or otherwise. Each Guarantor hereby expressly waives any claim, right or remedy which such Guarantor may now have or hereafter acquire against Borrower that arises hereunder, from the performance by such Guarantor hereunder, or from the realization by any holder of the Guaranteed Obligations on any collateral granted by such Guarantor as security therefor, including, without limitation, any claim, right or remedy of the Agent, any Lender or any other Persons holding any of the Guaranteed Obligations against Borrower or any security which the Agent, any Lender or any other Persons holding any of the Guaranteed Obligations now have or hereafter acquire, whether or not such claim, right or remedy arises in equity, under contract, by statute, under color of law or otherwise. If any amount shall be paid to any Guarantor on account of such subrogation, reimbursement, contribution or setoff rights, such amount shall be held in trust for the benefit of the Agent, any Lender and any other holders of the Guaranteed Obligations and shall forthwith be paid to the Agent to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof or to be held by the Agent as collateral security for any Guaranteed Obligations thereafter existing. The preceding waiver is intended by the Guarantors, the Agent, the Lenders and any other holders of the Guaranteed Obligations to be for the benefit of Borrower and any of its successors or assigns as an absolute defense to any action by the Guarantors against Borrower or its assets that arises out of the Guarantors' performance under this Guaranty. To the extent any Guarantor makes any payment hereunder or any holder of the Guaranteed Obligations realizes upon any collateral granted by any Guarantor as security for its obligations hereunder, such Guarantor shall be deemed to have made a contribution to the equity capital of Borrower in the amount of such payment or realization.

        10.9 ELECTION OF REMEDIES, ETC. Any election of remedies which results in the denial or impairment of the right of the Agent or any Lender to seek a deficiency judgment against Borrower shall not impair the Guarantors' obligation to pay the full amount of the Guaranteed Obligations. In the event the Agent or any Lender shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or the Transaction Documents, the Agent or any Lender may bid all or less than the amount of the Guaranteed Obligations and the amount of such bid need not be paid by the Agent or any Lender but shall be credited against the Guaranteed Obligations held by such Agent or Lender. The amount of the successful bid at any such sale, whether the Agent, any Lender or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the collateral and the difference between such bid amount and the remaining balance of the Guaranteed Obligations shall be conclusively deemed to be the amount of the obligations guaranteed under this Guaranty, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which the Agent or any Lender might otherwise be entitled but for such bidding at any such sale.

        10.10 CONTINUING GUARANTY. Each Guarantor agrees that this Guaranty is a continuing guaranty and shall remain in full force and effect until the payment and performance in full of the Guaranteed Obligations.

        10.11   CONTRIBUTION.

                (a) In the event that any Guarantor (the "FUNDING GUARANTOR") shall make any payment or payments under this Guaranty or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations hereunder, each other Guarantor (a "CONTRIBUTING GUARANTOR") shall contribute to such Funding Guarantor an amount equal to such Contributing Guarantor's pro rata share of such payment or payments made, or losses suffered, by such Funding Guarantors, determined as of the date on which such payment or loss was made by reference to the ratio of (i) such Contributing Guarantor's maximum obligations as set forth in SECTION 10.12 as of such date (without giving effect to any right to receive any contribution or other obligation to make any contribution hereunder), to
(ii) the aggregate maximum guaranty liability of all Guarantors (including the Funding Guarantors). Each Guarantor agrees and covenants that its rights to receive any contribution hereunder from a Contributing Guarantor shall be subordinate and junior in right of payment to all obligations of Guarantors to the Agent and the Lenders.

                (b) This Section is intended only to define the relative rights of Guarantors and nothing set forth in this Section is intended to or shall impair the obligations of Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Guaranty.

                (c) The rights of the parties under this Section shall be exercisable upon the full and indefeasible payment of the Guaranteed Obligations and the termination of this Agreement.

        10.12 SAVINGS CLAUSE. It is the intent of each Guarantor, the Agent and the Lenders that each Guarantor's maximum obligations hereunder shall be, but not in excess of:

                (a) in a case or proceeding commenced by or against any Guarantor under the Bankruptcy Code on or within one year from the date on which any of the Guaranteed Obligations are incurred, the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Agent or any Lender) to be avoidable or unenforceable against such Guarantor under (A) Section 548 of the Bankruptcy Code or (B) any state fraudulent transfer or fraudulent conveyance act or statute applied in such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

                (b) in a case or proceeding commenced by or against any Guarantor under the Bankruptcy Code subsequent to one year from the date on which any of the Guaranteed Obligations are incurred, the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Agent or any Lender) to be avoidable or unenforceable against such Guarantor under any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

                (c) in a case or proceeding commenced by or against any Guarantor under any law, statute or regulation other than the Bankruptcy Code (including, without limitation, any other bankruptcy, reorganization, arrangement, moratorium, readjustment of debt, dissolution, liquidation or similar debtor relief laws), the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Agent or any Lender) to be avoidable or unenforceable against such

        Guarantor under such law, statute or regulation including, without limitation, any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding.

(The substantive laws under which the possible avoidance or unenforceability of the Guaranteed Obligations (or any other obligations of such Guarantor to the Agent or any Lender) shall be determined in any such case or proceeding shall hereinafter be referred to as the "AVOIDANCE PROVISIONS").

                (d) To the extent set forth in clauses (A), (B), and (C), but only to the extent that the Guaranteed Obligations would otherwise be subject to avoidance under the Avoidance Provisions, if any Guarantor is not deemed to have received valuable consideration, fair value or reasonably equivalent value for the Guaranteed Obligations, or if the Guaranteed Obligations would render such Guarantor insolvent, or leave such Guarantor with an unreasonably small capital to conduct its business, or cause such Guarantor to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature, in each case as of the time any of the Guaranteed Obligations are deemed to have been incurred under the Avoidance Provisions and after giving effect to the contribution by such Guarantor, the maximum Guaranteed Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Agent or any Lender), as so reduced, to be subject to avoidance under the Avoidance Provisions. This clause (d) is intended solely to preserve the rights of the Agent and each Lender hereunder to the maximum extent that would not cause the Guaranteed Obligations of such Guarantor to be subject to avoidance under the Avoidance Provisions, and neither Guarantors nor any other Person shall have any right or claim under this Section as against the Agent or any Lender that would not otherwise be available to such Person under the Avoidance Provisions.

        10.13 SUBORDINATION OF BORROWER'S OBLIGATIONS TO GUARANTORS. Each Guarantor expressly covenants and agrees for the benefit of the Agent and the Lenders that all obligations and liabilities of Borrower to such Guarantor of whatsoever description including, without limitation, all inter-company receivables of such Guarantor from Borrower ("JUNIOR CLAIMS") shall be subordinate and junior in right of payment to all obligations of Borrower to the Agent and the Lenders under the terms of the Transaction Documents ("SENIOR CLAIMS"). If an Event of Default shall occur, then, unless and until such Event of Default shall have been cured, waived, or shall have ceased to exist, no direct or indirect payment (in cash, property, securities by setoff or otherwise) shall be made by Borrower to any Guarantor on account of or in any manner in respect of any Junior Claim except such payments and distributions the proceeds of which shall be applied to the payment of Senior Claims or the Debt under the Senior Loan Agreement, unless the Agent or Required Lenders otherwise agree. In the event of a Proceeding (as hereinafter defined), all Senior Claims shall first be paid in full before any direct or indirect payment or distribution (in cash, property, securities by setoff or otherwise) shall be made to any Guarantor on account of or in any manner in respect of any Junior Claim except such payments and distributions the proceeds of which shall be applied to the payment of Senior Claims. For the purposes of the previous sentence, "Proceeding" means Borrower or any Guarantor shall commence a voluntary case concerning itself under the Bankruptcy Code or any other applicable bankruptcy laws; or any involuntary case is commenced against Borrower or any Guarantor; or a custodian (as defined in the Bankruptcy Code or any other applicable bankruptcy laws) is appointed for, or takes charge of, all or any substantial part of the property of Borrower or any Guarantor, or Borrower or any Guarantor commences any other proceedings under any reorganization arrangement, adjustment of debt, relief of debtor, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Borrower or any Guarantor (other than Permitted Corporate Transactions, so long as no Event of Default then exists or would occur as a result of such Permitted Corporate Transactions), or any such proceeding is commenced against Borrower or any Guarantor, or Borrower or any Guarantor is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Borrower or any Guarantor suffers any appointment of any custodian or the like for it or any substantial part of its property; or Borrower or any Guarantor makes a general assignment for the benefit of creditors; or Borrower or any Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or Borrower or any Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or Borrower or any Guarantor shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate action shall be taken by Borrower or any Guarantor for the purpose of effecting any of the foregoing. In the event any direct or indirect payment or distribution is made to any Guarantor in contravention of this Section, such payment or distribution shall be deemed received in trust for the benefit of the Agent or any Lender and shall be immediately paid over to the Agent or any Lender for application against the Guaranteed Obligations in accordance with the terms of this Agreement. Each Guarantor agrees to execute such additional documents as the Agent or any Lender may reasonably request to evidence the subordination provided for in this Section.

11      TAXES AND EXPENSES.

        Subject to the terms of the Intercreditor Agreement, if Borrower or any of its Subsidiaries fails to pay any monies (whether taxes, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, Agent, at the instruction of the Required Lenders and without prior notice to Borrower or any of its Subsidiaries, may do any or all of the following: (a) make payment of the same or any part thereof, or (b) in the case of the failure to comply with SECTION
6.9 hereof, obtain and maintain insurance policies of the type described in
SECTION 6.9 and take any action with respect to such policies as Agent and the Required Lenders deem prudent in their Permitted Discretion. Any such amounts paid by the Agent at the request of the Required Lenders shall constitute Lender Group Expenses and any such payments shall not constitute an agreement by the Lender Group to make similar payments in the future or a waiver by the Lender Group of any Event of Default under this Agreement. The Agent need not inquire as to, or contest the validity of, any such expense, tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence (for purposes of this SECTION 11) that the same was validly due and owing.

12      WAIVERS; INDEMNIFICATION.

        12.1 DEMAND; PROTEST; ETC. Each Credit Party waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by the Lender Group on which any Credit Party may in any way be liable.

        12.2 THE LENDER GROUP'S LIABILITY FOR COLLATERAL. Each Credit Party hereby agrees that: (a) so long as Agent complies with its obligations, if any, under the Code, the Lender Group shall not in any way or manner be liable or responsible for: (i) the safekeeping of the Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (iii) any diminution in the value thereof, or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, in each case, except for losses caused directly by Agent's gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction) and (b) all risk of loss, damage, or destruction of the Collateral shall be borne by Credit Parties.

        12.3 INDEMNIFICATION. Each Credit Party shall jointly and severally pay, indemnify, defend, and hold the Agent-Related Persons, the Lender-Related Persons and each Participant (each, an "INDEMNIFIED PERSON") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, liabilities, costs, fines, penalties and damages, and all reasonable attorneys, experts and consultants fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution, delivery, enforcement, performance, or administration (including any restructuring or workout with respect hereto) of this Agreement, any of the other Transaction Documents, or the transactions contemplated hereby or thereby or the monitoring of Borrower's and its Subsidiaries' compliance with the terms of the Transaction Documents, (b) with respect to any investigation, litigation, or proceeding related to this Agreement, any other Transaction Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto, and (c) in connection with or arising out of any presence or release of Hazardous Materials at, on, under, to or from any assets or properties owned, leased or operated by Borrower or any Subsidiary of Borrower or any Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders; Environmental Liabilities or remedial actions related in any way to any such assets or properties or Borrower or any Subsidiary of Borrower (all the foregoing, collectively, the "INDEMNIFIED LIABILITIES"). The foregoing to the contrary notwithstanding, Credit Parties shall have no obligation to any Indemnified Person under this SECTION 12.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Secured Obligations. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which Borrower were required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by Borrower with respect thereto. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED

LIABILITIES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON. It is understood and agreed that no amounts are payable under this Section to the extent they would be excluded by, or duplicate, any amount paid by Borrower under SECTION 17.11.

        12.4 EXPENSES. Borrower agree to pay all reasonable, out-of-pocket expenses incurred by the Administrative Agent and the Required Lenders in connection with the preparation of the Transaction Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby contemplated shall be consummated) or incurred by the Administrative Agent or the Lenders in connection with the enforcement or protection of their rights in connection with this Agreement and the other Transaction Documents or in connection with the Loans deemed to be made hereunder, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and King & Spalding LLP, counsel for the Lenders, and in connection with any such enforcement or protection, the reasonable fees, charges and disbursements of any other counsel for the Administrative Agent or any Lender (but no more than one such counsel for Lenders).

13      NOTICES.

        Unless otherwise provided in this Agreement, all notices or demands by Borrower or the Agent or any Lender to any other relating to this Agreement or any other Transaction Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as Borrower or the Agent or any Lender, as applicable, may designate to each other in accordance herewith), or telefacsimile, to Lenders at their respective addresses set forth on the signatures page to this Agreement, and to Borrower or to Agent, as the case may be, at its address set forth below:

        If to:

        ANY CREDIT PARTY:          C/O JAMES RIVER COAL COMPANY
                                   901 East Byrd Street, Suite 1600
                                   Richmond, Virginia 23219
                                   Attn.: Peter T. Socha
                                   Fax No.: (804) 780-0643

        WITH COPIES TO:            KILPATRICK STOCKTON
                                   Suite 2800
                                   1100 Peachtree Street
                                   Atlanta, GA  30309
                                   Attn.: David Stockton
                                   Fax No.: (404) 541-3402

        IF TO AGENT:               BNY ASSET SOLUTIONS LLC
                                   600 East Las Colinas Boulevard
                                   Suite 1300
                                   Irving, Texas 75039
                                   Attn: Risk Management
                                   Fax No.: 972-401-8554

         WITH COPIES TO:           KING & SPALDING LLP
                                   191 Peachtree Street
                                   Atlanta, Georgia  30303-1763
                                   Attn: Carolyn Alford, Esq.
                                   Fax No.: (404) 572-5149, and

                                   BNY ASSET SOLUTIONS LLC
                                   600 East Las Colinas Boulevard
                                   Suite 1300\
                                   Irving, Texas 75039
                                   Attn: Stephen Jerard
                                   Fax No.: 972-401-8557

        The Agent, any Lender and any Credit Party may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other party. All notices or demands sent in accordance with this SECTION 13, other than notices by the Agent in connection with enforcement rights against the Collateral under the provisions of the Code, shall be deemed received on the earlier of the date of actual receipt or three
(3) Business Days after the deposit thereof in the mail. Each Credit Party acknowledges and agrees that notices sent by the Lender Group in connection with the exercise of enforcement rights against Collateral under the provisions of the Code shall be deemed sent when deposited in the mail or personally delivered, or, where permitted by law, transmitted by telefacsimile or any other method set forth above.

14      CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

        (a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER TRANSACTION DOCUMENT IN RESPECT OF SUCH OTHER TRANSACTION DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT

SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BORROWER AND THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CON VENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 14(B).

        (c) TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER AND THE LENDER GROUP HEREBY WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE TRANSACTION DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH IF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER AND THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

15      ASSIGNMENTS AND PARTICIPATIONS.

        15.1    ASSIGNMENTS AND PARTICIPATIONS.

                (a) Any Lender may assign and delegate to one or more assignees (each an "ASSIGNEE") all, or any ratable part of all, of the Secured Obligations and the other rights and obligations of such Lender hereunder and under the other Transaction Documents; PROVIDED, HOWEVER, that (i) except in the case of an assignment to another Lender, an Affiliate of such Lender, a Related Fund of a Lender or any assignment by Prudential or any of its affiliates, (A) the Assignee must be an Eligible Transferee, (B) the Borrower (unless an Event of Default has occurred and is continuing) must give its prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed), and (C) the amount of the Loans of the assigning Lender subject to such assignment shall be an amount not less than $1,000,000 or shall be the entire remaining amount of such Loans of such assigning Lender, and (ii) the parties to each such assignment shall execute and deliver to the Agent an Assignment and Acceptance Agreement (fully completed, including without limitation as to the name, address, contact information and instructions for receipt of payments for such Lender), together with a processing and recordation fee of $1,500. Anything contained herein to the contrary notwithstanding, no processing fee shall be payable pursuant to clause (ii) above if such assignment is in connection with any merger, consolidation, sale, transfer, or other disposition of all or any substantial portion of the business or loan portfolio of the assigning Lender. Notwithstanding anything to the contrary contained in this Agreement (including Section 15.1), the Borrower and the Agent hereby consent to any assignment to an Eligible Transferee of all, or a ratable part of all, of the Secured Obligations and the other rights and obligations of any Lender made in accordance with Section 15.1(a) of this Agreement and that relate to pre-petition claims against the Borrower (as defined in the Plan of Reorganization) under the Plan of Reorganization that were confirmed to be transferred by such Lender to such Eligible Transferee prior to the effectiveness of this Agreement.

                (b) The Agent shall maintain with the Register a copy of each Assignment and Acceptance Agreement delivered to it. The entries in the Register shall be conclusive, in the absence of manifest error; PROVIDED, that the failure or delay of the Agent in maintaining or making entries into any such Register or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans (both principal and unpaid accrued interest) of such Lender in accordance with the terms of this Agreement. The Borrower, the Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of Loans recorded therein for all purposes of this Agreement. An assignment of any Loan whether or not evidenced by a Note shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by the Borrower, any Lender and their representatives (including counsel and accountants), at any reasonable time and from time to time upon reasonable prior notice. The Agent shall give to any Lender promptly upon request therefor, a complete and correct copy of the names and addresses of all registered Lenders and the outstanding principal amount of their Loans.

                (c) Upon its receipt of a duly completed Assignment and Acceptance Agreement executed by an assigning Lender and an Assignee, the processing and recordation fee referred to in paragraph (a) above and, if required, the written consent of the Borrower to such assignment, the Agent shall (i) accept such Assignment and Acceptance Agreement, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. Upon acceptance and recording of an Assignment and Acceptance Agreement, from and after the effective date specified in each Assignment and Acceptance Agreement, which effective date shall be at least three Business Days after the execution thereof unless agreed otherwise by the Agent, (i) the Assignee thereunder shall be a party hereto and, to the extent of the rights and obligations hereunder are assigned to it pursuant to such Assignment and Acceptance Agreement, shall have the rights and obligations of a Lender under the Transaction Documents, (ii) the assigning Lender shall, to the extent of the rights and obligations hereunder are assigned to it pursuant to such Assignment and Acceptance Agreement, relinquish its rights (except those contained in SECTION 12.13), and be released from its obligations, under the Transaction Documents (and, in the case of an Assignment and Acceptance Agreement covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto); PROVIDED, HOWEVER, that nothing contained herein shall release any assigning Lender from obligations that survive the termination of this Agreement, including such assigning Lender's obligations under SECTION 17 and
SECTION 18.9 of this Agreement and (iii) this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee.

                (d) Each assignment or transfer of all or part of a Loan evidenced by a Note shall be registered on the Register only upon surrender for registration of assignment or transfer of the Note evidencing such Loan, accompanied by a duly executed Assignment and Acceptance Agreement, and thereupon if requested by the Assignee, one or more new Notes in the same aggregate principal amount shall be issued by the Borrower (at its expense) to the Assignee (and the assigning Lender if such Lender is not assigning its entire Loan) and the old Notes shall be returned by the Agent to the Borrower marked "cancelled". Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the Lender to whom such
Note is issued, or such Lender's attorney duly authorized in writing. Any Note or Notes issued in exchange for any Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Note so exchanged or transferred, so that neither gain nor loss of interest shall result from any such transfer or exchange.

                (e) By executing and delivering an Assignment and Acceptance Agreement, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (1) other than as provided in such Assignment and Acceptance Agreement, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Transaction Document furnished pursuant hereto, (2) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by Borrower of any of their obligations under this Agreement or any other Transaction Document furnished pursuant hereto, (3) such Assignee confirms that it has received a copy of this Agreement and the Intercreditor Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance Agreement,
(4) such Assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (5) such Assignee appoints and authorizes the Agent to take such actions and to exercise such powers under this Agreement as are delegated to the Agent, by the terms hereof, together with such powers as are reasonably incidental thereto, (6) such Assignee acknowledges and agrees that it is acquiring the Loans subject in all respects to the terms of the Intercreditor Agreement (on which acknowledgment and agreement the Senior Agent and Persons holding the Senior Revolving Loans and Senior Term Loan shall be entitled to rely as third party beneficiaries),
(7) such Assignee represents that it is a Lender, an Affiliate of the assigning Lender, a Related Fund of the assigning Lender, an Eligible Transferee, a prospective Eligible Transferee (pending Borrower approval) or the assigning Lender is Prudential or any of its affiliates and (8) such Assignee agrees that it will perform all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                (f) Any Lender (the "ORIGINATING LENDER") may sell to one or more Persons (a "PARTICIPANT") participating interests in its Secured Obligations and the other rights and interests of the Originating Lender hereunder and under the other Transaction Documents; PROVIDED, HOWEVER, that the Originating Lender shall remain a "LENDER" for all purposes of this Agreement and the other Transaction Documents and the Participant receiving the participating interest in the Secured Obligations and the other rights and interests of the Originating Lender hereunder shall not constitute a "LENDER" hereunder or under the other Transaction Documents and the Originating Lender's obligations under this Agreement shall remain unchanged, (iii) the Originating Lender shall remain solely responsible for the performance of such obligations,
(iv) Borrower, the Agent, and the Lenders shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender's rights and obligations under this

Agreement and the other Transaction Documents, (v) no Lender shall transfer or grant any participating interest under which the Participant has the right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Transaction Document, except to the extent such amendment to, or consent or waiver with respect to this Agreement or of any other Transaction Document would (A) extend the final maturity date of the Secured Obligations hereunder in which such Participant is participating, (B) reduce the interest rate applicable to the Secured Obligations hereunder in which such Participant is participating, (C) release all or substantially all of the Collateral or guaranties (except to the extent expressly provided herein or in any of the Transaction Documents) supporting the Secured Obligations hereunder in which such Participant is participating, (D) postpone the payment of, or reduce the amount of, the interest payable to such Participant through such Lender, or (F) change the amount or due dates of scheduled principal repayments or prepayments or premiums; and (v) all amounts payable by Borrower hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement. The rights of any Participant only shall be derivative through the Originating Lender with whom such Participant participates and no Participant shall have any rights under this Agreement or the other Transaction Documents or any direct rights as to the other Lenders, Agent, Borrower, the Collections of Borrower or its Subsidiaries, the Collateral, or otherwise in respect of the Secured Obligations. No Participant shall have the right to participate directly in the making of decisions by the Lenders among themselves.

                (g) In connection with any such assignment or participation or proposed assignment or participation, a Lender may, subject to the provisions of SECTION 17.9, disclose all documents and information which it now or hereafter may have relating to Borrower and its Subsidiaries and its businesses.

                (h) Any other provision in this Agreement notwithstanding, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S. Treasury Regulation 31 C.F.R. ss. 203.24, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

                (k) Upon receipt by the Borrower of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of a Lender, notice from such Lender of such ownership and such loss, theft, destruction or mutilation), and

                        (i) in the case of loss, theft or destruction, of written indemnity reasonably satisfactory to Borrower (PROVIDED that if the Lender is, or is a nominee for, an original Lender or another Lender with a minimum net worth of at least $100,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

                        (ii) in the case of mutilation, upon surrender and cancellation thereof,

the Borrower at its own expense shall execute and deliver, in lieu thereof a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

        15.2 SUCCESSORS. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; PROVIDED, HOWEVER, that, other than in connection with the Permitted Corporate Transaction, no Credit Party may assign this Agreement or any rights or duties hereunder without the Lenders' prior written consent and any prohibited assignment shall be absolutely void AB INITIO. No consent to assignment by the Lenders shall release Borrower from its Secured Obligations. A Lender may assign this Agreement and the other Transaction Documents and its rights and duties hereunder and thereunder pursuant to SECTION 15.1 hereof, and no consent or approval by Borrower or Agent is required in connection with any such assignment.

16      AMENDMENTS; WAIVERS.

        16.1 AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement or any other Transaction Document, and no consent with respect to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Agent and the Required Lenders (or by Agent at the written request of the Required Lenders) and Borrower, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, HOWEVER, that no such waiver, amendment, or consent shall, unless in writing and signed by all of the Lenders affected thereby and Borrower and acknowledged by Agent, do any of the following:

                (a) subject to the provisions of SECTION 9 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or change the rate (other than default interest as provided in SECTION 2) or the time of payment on, the Loans;

                (b) postpone or delay any date fixed by this Agreement or any other Transaction Document for any payment of fees or other amounts (other than amounts provided in clause (a) above) due hereunder or under any other Transaction Document,

                (c) change the percentage of the Lenders that is required to take any action hereunder,

                (d) amend or modify this SECTION 16.1 or any provision of this Agreement providing for consent or other action by all Lenders,

                (e)     release Collateral other than as permitted by SECTION
17.12,

                (f) contractually subordinate any of the Secured Obligations or any of the Agent's Liens, except pursuant to the Intercreditor Agreement,

                (g) release Borrower or any Guarantor from any obligation for the payment of money; or

                (h) amend any of the provisions of SECTIONS 2, 5, 7(A), 7(B), 8, 15 or 16.9.

The foregoing notwithstanding, (i) any amendment, modification, waiver, consent, termination, or release of, or with respect to, any provision of this Agreement or any other Transaction Document that relates only to the relationship of the Lender Group among themselves, and that does not affect the rights or obligations of Borrower, shall not require consent by or the agreement of Borrower and (ii) no amendment, modification or other change to SECTIONS 15.1(E)(6) or 17.19 shall be effective unless approved in writing by the Agent, and so long as the Senior Loan Agreement remains in effect, the Senior Agent.

        16.2    SOLICITATION OF LENDERS.

                (a) Borrower will provide Agent and each Lender (irrespective of the amount of Loans then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable Agent and such Lender to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Loans. Borrower will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this SECTION 16.2 to Agent and each Lender promptly following the date on which the same is executed and delivered by, or receives the consent or approval of, the Agent and the Required Lenders and, if applicable, the Borrower.

                (b) Borrower will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any Lender as consideration for or as an inducement to the entering into by any Lender of Loans or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each Lender then outstanding even if such Lender did not consent to such waiver or amendment.

        16.3 BINDING EFFECT. Any amendment or waiver consented to as provided in this SECTION 16 applies equally to all Lenders and is binding upon them and upon each future Lender and upon the Agent and the Borrower without regard to whether a Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Borrower and any Lender nor any delay in exercising any rights hereunder shall operate as a waiver of any rights of any Lender.

        16.4 NO WAIVERS; CUMULATIVE REMEDIES. No failure by the Agent or any Lender to exercise any right, remedy, or option under this Agreement or, any other Transaction Document, or delay by the Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by the Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Agent or any Lender on any occasion shall affect or diminish the Agent's and each Lender's rights thereafter to require strict performance by Borrower or its Subsidiaries of any provision of this Agreement. The Agent's and each Lender's rights under this Agreement and the other Transaction Documents will be cumulative and not exclusive of any other right or remedy that the Agent or any Lender may have.

17      AGENT; THE LENDER GROUP.

        17.1 APPOINTMENT AND AUTHORIZATION OF AGENT. Each Lender hereby designates and appoints the Agent as its representative under this Agreement and the other Transaction Documents and each Lender hereby irrevocably authorizes Agent to execute and deliver each of the other Transaction Documents on its behalf and to take such other action on its behalf under the provisions of this Agreement and each other Transaction Document and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement or any other Transaction Document, together with such powers as are reasonably incidental thereto. Agent agrees to act as such on the express conditions contained in this SECTION 17. The provisions of this SECTION 17 (other than SECTION 17.11) are solely for the benefit of the Agent and the Lenders, and Borrower and its Subsidiaries shall have no rights as a third party beneficiary of any of the provisions contained herein. Any provision to the contrary contained elsewhere in this Agreement or in any other Transaction Document notwithstanding, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Transaction Document or otherwise exist against the Agent; it being expressly understood and agreed that the use of the word "AGENT" is for convenience only, that BNY Asset Solutions LLC is merely the representative of the Lenders, and only has the contractual duties set forth herein. Lenders agree that Agent shall have the right to exercise the following powers as long as this Agreement remains in effect: (a) maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Secured Obligations, the Collateral, the Collections of Borrower and its Subsidiaries, and related matters, (b) with the consent of the Required Lenders, execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to the Transaction Documents, (c) exclusively receive, apply, and distribute the Collections of Borrower and its Subsidiaries as provided in the Transaction Documents, (d) with the consent of the Required Lenders, open and maintain such bank accounts and cash management accounts as Agent deems necessary and appropriate in accordance with the Transaction Documents for the foregoing purposes with respect to the Collateral and the Collections of Borrower and its Subsidiaries, (e) with the consent of the Required Lenders, perform, exercise, and enforce any and all other rights and remedies of the Lender Group with respect to Borrower or any of its Subsidiaries, the Secured Obligations, the Collateral, the Collections of Borrower and its Subsidiaries, or otherwise related to any of same as provided in the Transaction Documents, and (f) incur and pay such Lender Group Expenses consented to by the Required Lenders, which the Agent reasonably deems necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to the Transaction Documents.

        17.2 DELEGATION OF DUTIES. The Agent may execute any of its duties under this Agreement or any other Transaction Document by or through agents, employees or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of the agent or attorney in fact that it selects as long as such selection was made without gross negligence or willful misconduct.

        17.3 LIABILITY OF AGENT. None of the Agent-Related Persons shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Transaction Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction, in which event such Agent-Related Person's liability shall be limited to damages directly caused by such action or omission and in no event shall any Agent-Related Person be liable for any incidental, indirect, punitive or consequential damages or attorneys fees whatsoever), or (b) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by Borrower or any Subsidiary or Affiliate of Borrower, or any officer or director thereof, contained in this Agreement or in any other Transaction Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Transaction Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Transaction Document, or for any failure of Borrower or any other party to any Transaction Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the Books or properties of Borrower or the books or records or properties of any of Borrower's Subsidiaries or Affiliates.

        17.4 RELIANCE BY AGENT. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrower or counsel to any Lender), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless the Agent shall first receive such advice or concurrence of the Lenders as it deems appropriate and until such instructions are received, such Agent shall act, or refrain from acting, as it deems advisable. If Agent so requests, it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Transaction Document in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

        17.5 NOTICE OF DEFAULT OR EVENT OF DEFAULT. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, unless Agent shall have received written notice from a Lender or Borrower or any Credit Party referring to this Agreement, describing such Default or Event of Default, and stating that such notice is a "notice of default." Agent promptly will notify the Lenders of its receipt of any such notice or of any

Event of Default of which Agent has actual knowledge. If any Lender obtains actual knowledge of any Event of Default, such Lender promptly shall notify the other Lenders and Agent of such Event of Default. Each Lender shall be solely responsible for giving any notices to its Participants, if any. Subject to
SECTION 17.4, Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with
SECTION 9.

        17.6 CREDIT DECISION. Each Lender acknowledges that none of the Agent Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of Borrower and its Subsidiaries or Affiliates, shall be deemed to constitute any representation or warranty by the Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower and any other Person party to a Transaction Document, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrower. Each Lender also represents that it will, independently and without reliance upon the Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Transaction Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower and any other Person party to a Transaction Document. Except for notices, reports, and other documents expressly herein required to be furnished to the Lenders by Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrower and any other Person party to a Transaction Document that may come into the possession of any of the Agent-Related Persons.

        17.7 COSTS AND EXPENSES; INDEMNIFICATION. The Agent may incur and pay Lender Group Expenses to the extent consented to by the Required Lenders or to the extent the Agent reasonably deems such expenses necessary or appropriate for the performance and fulfillment of its functions, powers, and obligations pursuant to the Transaction Documents, including court costs, reasonable attorneys fees and expenses, fees and expenses of financial accountants, advisors, consultants, and appraisers, costs of collection by outside collection agencies, auctioneer fees and expenses, and costs of security guards or insurance premiums paid to maintain the Collateral, whether or not Borrower is obligated to reimburse Agent or Lenders for such expenses pursuant to this Agreement or otherwise. Agent is authorized and directed to deduct and retain sufficient amounts from the Collections of Borrower and its Subsidiaries received by Agent to reimburse Agent for such out-of-pocket costs and expenses prior to the distribution of any amounts to Lenders. In the event the Agent is not reimbursed for such costs and expenses from Collections of Borrower and its Subsidiaries received by Agent, each Lender hereby agrees that it is and shall be obligated to pay to or reimburse Agent for the amount of such Lender's pro rata share thereof. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of Borrower and without limiting the obligation of

Borrower to do so), according to their pro rata shares, from and against any and all Indemnified Liabilities; PROVIDED, HOWEVER, that no Lender shall be liable for the payment to the Agent-Related Person of any portion of such Indemnified Liabilities found by a final and nonappealable decision of a court of competent jurisdiction to have resulted solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse Agent upon demand for such Lender's pro rata share of any costs or out of pocket expenses (including the fees and expenses of attorneys, accountants, advisors, and consultants) incurred by Agent in connection with the execution, delivery, administration, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Transaction Document, or any document contemplated by or referred to herein or therein, to the extent that the Agent obtained all necessary Lender consents and has not been reimbursed for such expenses by or on behalf of Borrower. The undertaking in this Section shall survive the payment of all Secured Obligations hereunder and the resignation or replacement of the Agent.

        17.8 AGENT IN INDIVIDUAL CAPACITY. The Agent and any Agent-Related Person may own or make loans to, issue letters of credit for the account of, accept deposits from, own, hold, acquire or dispose of equity interests in or claims against, and generally engage in any kind of banking, trust, financial advisory, underwriting, investment banking, investing for their own account or other business with Borrower and its Subsidiaries and Affiliates and any other Person party to any Transaction Documents as though BNY Asset Solutions LLC was not the Agent hereunder, without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge that, pursuant to such activities, the Agent or Agent-Related Person may have or receive information regarding Borrower or its Affiliates and any other Person party to any Transaction Documents that is subject to confidentiality obligations in favor of Borrower or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations), neither the Agent nor the Agent-Related Person shall be under any obligation to provide such information to them. The terms "LENDER" and "LENDERS" include BNY Asset Solutions LLC in its individual capacity, but only to the extent that BNY Asset Solutions LLC acquires a Loan.

        17.9 SUCCESSOR AGENT. Agent (a) may resign at any time upon 45 days' prior written notice to the Lenders and the Borrower and (b) may be removed at any time with or without cause upon the written request of the Required Lenders sent to the Agent, the Borrower and the other Lenders. If Agent shall resign or be removed, the Required Lenders shall have the right to select a successor Agent by notice to the resigning or removed Agent, the Borrower and the other Lenders. In any such event, upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers, and duties of the retiring or removed Agent and the term "Agent" shall mean such successor Agent and the retiring or removed Agent's appointment, powers, and duties as Agent shall be terminated. After any Agent resigns or is removed hereunder as Agent, the provisions of this SECTION 17 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. Notwithstanding anything to the contrary contained herein, in the event that a successor Agent shall not have been selected as provided herein or shall not have assumed such obligations within 30 days after the resignation of Agent, then the retiring Agent may select the successor Agent or petition a court of competent jurisdiction to do so who shall serve as Agent hereunder until such time, if any, as the Required Lenders appoints a successor Agent as provided above. Borrower shall promptly pay to Agent all fees and compensation due to Agent that are reimbursable pursuant to the terms of this Agreement and the Fee Letter through the date of such resignation or termination. Agent may assign its rights and obligations hereunder to any Affiliate of Agent or pursuant to the merger, consolidation, sale, transfer, or other disposition of all or any substantial portion of the business of the Agent.

        17.10 LENDER IN INDIVIDUAL CAPACITY. Any Lender and its respective Affiliates and other Lender-Related Persons may own or make loans to, issue letters of credit for the account of, accept deposits from, own, hold, acquire or dispose of equity interests in or claims against, and generally engage in any kind of banking, trust, financial advisory, underwriting, investment banking, investing for their own account or other business with Borrower and its Subsidiaries and Affiliates and any other Person party to any Transaction Documents as though such Lender were not a Lender hereunder without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge that, pursuant to such activities, such Lender and its respective Affiliates may have or receive information regarding Borrower or its Affiliates and any other Person party to any Transaction Documents that is subject to confidentiality obligations in favor of Borrower or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations), such Lender not shall be under any obligation to provide such information to them.

        17.11   WITHHOLDING TAXES.

                (a) Each Lender Group Person agrees with and in favor of Agent and Borrower, to deliver to the Agent and Borrower:

                        (i) if such Lender Group Person claims an exemption from withholding tax pursuant to its portfolio interest exception, (A) a statement of the Lender, signed under penalty of perjury, that it is not a (I) a "bank" as described in Section 881(c)(3)(A) of the IRC, (II) a 10% shareholder of Borrower (within the meaning of Section 871(h)(3)(B) of the IRC), or (III) a controlled foreign corporation related to a Borrower within the meaning of Section 864(d)(4) of the IRC, and (B) a properly completed and executed IRS Form W-8BEN, before receiving its first payment under this Agreement and at any other time reasonably requested by Agent or Borrower;

                        (ii) if such Lender Group Person claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed and executed IRS Form W-8BEN before receiving its first payment under this Agreement and at any other time reasonably requested by Agent or Borrower;

                        (iii) if such Lender Group Person claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender Group Person, two properly completed and executed copies of IRS Form W-8ECI before receiving its first payment under this Agreement and at any other time reasonably requested by Agent or Borrower; and/or

                        (iv) such other form or forms, including IRS Form W-9, as may be required under the IRC or other laws of the United States as a condition to exemption from, or reduction of, United States withholding and/or backup withholding tax before receiving its first payment under this Agreement and at any other time reasonably requested by Agent or Borrower.

Each Lender Group Person agrees promptly to notify Agent and Borrower of any change in circumstances which would modify or render invalid any claimed exemption or reduction and to timely provide such forms and other certifications claiming such exemptions and/or reductions to which it is legally entitled.

                (b) If any Lender Group Person claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form W-8BEN and such Lender Group Person sells, assigns, grants a participation in, or otherwise transfers all or part of the Secured Obligations of Borrower to such Lender Group Person, such Lender Group Person agrees to notify Agent and Borrower of the percentage amount in which it is no longer the beneficial owner of Secured Obligations of Borrower to such Lender Group Person. To the extent of such percentage amount, Agent and Borrower will treat such Lender Group Person's IRS Form W-8BEN as no longer valid.

                (c) If any Lender Group Person is entitled to a reduction in the applicable withholding tax, Agent and Borrower may withhold from any interest payment to such Lender Group Person an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to the Agent and/or Borrower, then Agent and Borrower may withhold from any interest payment to such Lender Group Person not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

                (d) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that Agent did not properly withhold tax from amounts paid to or for the account of any Lender Group Person (because the appropriate form was not delivered, was not properly executed, or because such Lender Group Person failed to notify Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender Group Person shall indemnify and hold Agent harmless for all amounts paid, directly or indirectly, by Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including attorneys fees and expenses). The obligation of the Lender Group Persons under this subsection shall survive the payment of all Secured Obligations and the resignation or replacement of Agent.

                (e) All payments made by Borrower hereunder or under any other Transaction Document will be made without setoff, counterclaim, or other defense. In addition, all such payments will be made free and clear of, and without deduction or withholding for, any present or future Taxes, and, in the event any deduction or withholding of Taxes is required, the Borrower shall comply with the last sentence of this SECTION 17.11(E). "Taxes" shall mean, any taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding any tax imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein measured by or based on the net income or net profits of any Lender Group Person) and all interest, penalties or similar liabilities with respect thereto. If any Taxes are so levied or imposed, Borrower agrees to pay the full amount of such Taxes with respect to its Secured Obligations, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any note, including any amount paid pursuant to this SECTION 17.11(E) after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein; PROVIDED, HOWEVER, that Borrower shall not be required to increase any such amounts (i) if the increase in such amount payable results from Agent's or such Lender Group Person's failure to comply with the other requirements of such SECTION 17.11, or
(ii) if the increase in such amount payable results from Agent's or such Lender Group Person's own willful misconduct or gross negligence (as finally determined by a court of competent jurisdiction). Borrower will furnish to the Agent as promptly as possible after the date the payment of any Tax is due pursuant to applicable law certified copies of tax receipts evidencing such payment by Borrower.

                (f) If any Lender Group Person requests indemnification or additional amounts under SECTION 17.11, then such Lender Group Person shall use reasonable efforts to designate a different one of its lending offices or to assign its rights and obligations hereunder to another of its offices or branches, if (i) in the reasonable judgment of such Lender Group Person, such designation or assignment would eliminate or reduce amounts payable pursuant to
SECTION 17.11 in the future, and (ii) in the reasonable judgment of such Lender Group Person, such designation or assignment would not subject it to any material unreimbursed cost or expense and would not otherwise be materially disadvantageous to it. Borrower agrees to pay all reasonable costs and expenses incurred by such Lender Group Person in connection with any such designation or assignment.

        17.12   COLLATERAL MATTERS.

                (a) The Lenders hereby irrevocably authorize Agent, upon the written approval of the Required Lenders, to release or terminate any Lien on any Collateral (i) upon the payment and satisfaction in full by Borrower of all Secured Obligations, (ii) constituting property being sold or disposed of if a release or termination is required or desirable in connection therewith and if Borrower certifies to the Agent and the Lenders that the sale or disposition is permitted under SECTION 7.1 of this Agreement or the other Transaction Documents (and Agent may rely conclusively on any such certificate, without further inquiry), (iii) constituting property in which neither Borrower nor any of its Subsidiaries owned any interest at the time the Agent's Lien was granted or at any time thereafter, or (iv) constituting property leased to a Borrower or any of its Subsidiaries under a lease that has expired or is terminated in a transaction permitted under this Agreement. Except as provided above, Agent will not execute and deliver a release or termination of any Lien on any Collateral without the prior written authorization of the Lenders. Upon request by Agent or Borrower at any time, the Lenders will confirm in writing Agent's authority to release or terminate any such Liens on particular types or items of Collateral pursuant to this SECTION 17.12; PROVIDED, HOWEVER, that (1) Agent shall not be required to execute any document necessary to evidence such release or termination on terms that, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release or termination of such Lien without recourse, representation, or warranty, and

(2) such release or termination shall not in any manner discharge, affect, or impair the Secured Obligations or any Liens (other than those expressly being released or terminated) upon (or obligations of Borrower in respect of) all interests retained by Borrower, including, the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

                (b) The Agent shall not have any obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by Borrower or is cared for, protected, or insured or has been encumbered, or that the Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent pursuant to any of the Transaction Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, subject to the terms and conditions contained herein, the Agent shall act in a commercially reasonable manner as if its interests in the Collateral as Agent were identical to the Lender's interest in the Collateral, treating and handling all Collateral in a manner consistent with the manner in which it treats and handles collateral securing its own loans and advances.

        17.13   RESTRICTIONS ON ACTIONS BY LENDERS; SHARING OF PAYMENTS.

                (a) Each of the Lenders agrees that it shall not, without the express written consent of Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the written request of Agent, set off against the Secured Obligations, any amounts owing by such Lender to Borrower or any deposit accounts of Borrower now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so in writing by Agent, take or cause to be taken any action, including, the commencement of any legal or equitable proceedings to demand on any Guarantee, to foreclose on any Lien or otherwise enforce any security interest in, any of the Collateral.

                (b) If, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, or otherwise, any proceeds of Collateral or any payments with respect to the Secured Obligations or any obligations of any Guarantor under the Guarantee, except for any such proceeds or payments received by such Lender from Agent pursuant to the terms of this Agreement, or (ii) payments from Agent in excess of such Lender's ratable portion of all such distributions by Agent, such Lender promptly shall (1) turn the same over to the Agent, in kind, and with such endorsements as may be required to negotiate the same to the Agent, or in immediately available funds, as applicable, for the account of all of the Lenders and for application to the Secured Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Secured Obligations owed to the other Lenders so that such excess payment received shall be applied ratably among the Lenders in accordance with their pro rata shares of the Loans; PROVIDED, HOWEVER, that to the extent that such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

        17.14 AGENCY FOR PERFECTION. Agent hereby appoints each other Lender as its agent (and each Lender hereby accepts such appointment) for the purpose of perfecting the Agent's Liens in assets which, in accordance with Articles 8 or 9 of the Code can be perfected only by possession or control. Should any Lender obtain possession or control of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefor, shall deliver possession or control of such Collateral to the Agent or in accordance with Agent's instructions.

        17.15 PAYMENTS BY AGENT TO THE LENDERS. All payments to be made by Agent to the Lenders shall be made by bank wire transfer of immediately available funds pursuant to such wire transfer instructions as each party may designate for itself by written notice to the Agent. Concurrently with each such payment, Agent shall identify whether such payment (or any portion thereof) represents principal, premium, or interest of the Secured Obligations.

        17.16 CONCERNING THE COLLATERAL AND RELATED TRANSACTION DOCUMENTS. Each member of the Lender Group authorizes and directs Agent to enter into this Agreement and the other Transaction Documents. Each member of the Lender Group agrees that any action taken by Agent in accordance with the terms of this Agreement or the other Transaction Documents relating to the Collateral and the exercise by Agent of its powers set forth herein or therein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

        17.17 OTHER REPORTS AND INFORMATION. (a) Any Lender may from time to time request of Agent in writing that Agent provide to such Lender a copy of any report or document provided by Borrower to the Agent that has not been contemporaneously provided by Borrower to such Lender, and, upon receipt of such request, Agent promptly shall provide a copy of same to such Lender, and (b) to the extent that Agent is entitled, under any provision of the Transaction Documents, to request additional reports or information from Borrower, any Lender may, from time to time, reasonably request Agent to exercise such right as specified in such Lender's notice to the Agent, whereupon Agent promptly shall request of Borrower the additional reports or information reasonably specified by such Lender, and, upon receipt thereof from Borrower, Agent promptly shall provide a copy of same to such Lender.

        17.18 SEVERAL OBLIGATIONS; NO LIABILITY. Nothing contained herein shall confer upon any Lender any interest in, or subject any Lender to any liability for, or in respect of, the business, assets, profits, losses, or liabilities of any other Lender. Each Lender shall be solely responsible for notifying its Participants of any matters relating to the Transaction Documents to the extent any such notice may be required, and no Lender shall have any obligation, duty, or liability to any Participant of any other Lender. Except as provided in SECTION 17.7, no member of the Lender Group shall have any liability for the acts or any other member of the Lender Group. No Lender shall be responsible to Borrower or any other Person for any failure by any other Lender to fulfill its obligations hereunder.

        17.19 AUTHORIZATION TO EXECUTE INTERCREDITOR AND SUBORDINATION AGREEMENTS AND SECURITY DOCUMENTS. Each Lender executing this Agreement authorizes and instructs the Agent, and grants the Agent the power and authority, to enter into, execute, deliver and carry out the terms of the Intercreditor Agreement, the Liquidating Trust Subordination Agreement and all

Security Documents on behalf of itself and each of the Lenders (all of which have been duly authorized by all proper and necessary actions of Lenders), and each Lender becoming a party hereto after the Closing Date reaffirms such authorization, instruction and grant. Each Lender now or hereafter becoming a party to this Agreement acknowledges and agrees that the Secured Obligations, the Agent's Liens and all rights and remedies, terms and provisions of the Transaction Documents are subject in all respects to the Intercreditor Agreement. The Senior Agent and Persons holding the Senior Revolving Loans and Senior Term Loan shall be entitled to rely as on this provision as third party beneficiaries.

18      GENERAL PROVISIONS.

        18.1 EFFECTIVENESS. This Agreement shall be binding and deemed effective when executed by Borrower, the Agent, and each Lender whose signature is provided for on the signature pages hereof.

        18.2 SECTION HEADINGS. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

        18.3 INTERPRETATION. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against the Lender Group or Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

        18.4 SEVERABILITY OF PROVISIONS. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction..

        18.5 CONSTRUCTION. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

        18.6 AMENDMENTS IN WRITING. This Agreement only can be amended by writing in accordance with SECTION 16.1.

        18.7 COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Transaction Document MUTATIS MUTANDIS.

        18.8 REVIVAL AND REINSTATEMENT OF OBLIGATIONS. If the incurrence or payment of the Secured Obligations by Borrower or any Guarantor or the transfer to the Lender Group of any property should for any reason subsequently be declared to be void or voidable under any state, provincial or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a "VOIDABLE TRANSFER"), and if the Lender Group is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Lender Group is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of the Lender Group related thereto, the liability of Borrower or Guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

        18.9 CONFIDENTIALITY. For the purposes of this SECTION 18.9, "CONFIDENTIAL INFORMATION" means information delivered to Agent or any Lender by or on behalf of Borrower or any of its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by Agent or such Lender as being confidential information of Borrower or any of its Subsidiaries, PROVIDED that such term does not include information that (a) was publicly known or otherwise known to Agent or such Lender prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by Agent or such Lender or any Person acting on their behalf, (c) otherwise becomes known to Agent or such Lender other than through disclosure by Borrower or any of its Subsidiaries or (d) constitutes financial statements delivered to Agent or any Lender under SECTIONS 5.2 through 5.5 that are otherwise publicly available. Agent and each Lender will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Person in good faith to protect confidential information of third parties delivered to Agent or such Lender, PROVIDED that such Person may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys and affiliates, (to the extent such disclosure reasonably relates to the administration of the Loans), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this SECTION 18.9, (iii) any other Lender, (iv) any Person that purchases or considers a purchase of a Loan or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this SECTION 18.9), (v) any federal or state regulatory authority having jurisdiction over Agent or such Lender, (vi) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Lender's investment portfolio, or (vii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to Agent or any Lender, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which Agent or a Lender is a party or (z) if an Event of Default has occurred and is continuing, to the extent Agent or such Lender may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of their respective rights and remedies under the Notes and this Agreement. Each Lender, by its acceptance of this Agreement or by its joinder to this Agreement after the Closing Date, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 18.9 as though it were a party to this Agreement. On reasonable request by Borrower in connection with the delivery to any Lender of information required to be delivered to such Lender under this Agreement or requested by such Lender (other than a Lender that is a party to this Agreement or its nominee), such Lender will enter into an agreement with Borrower embodying the provisions of this SECTION 18.9.

        18.10 REPRODUCTION OF DOCUMENTS. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by Agent or any Lender on the Closing Date (except the physical Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to Agent or any Lender, may be reproduced by such Person by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such Person may destroy any original document so reproduced. Borrower agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Agent or any Lender in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This SECTION 18.10 shall not prohibit the Borrower or any Lender from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

        18.11 INTEGRATION. This Agreement, together with the other Transaction Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof. Each of the parties hereto hereby acknowledges and agrees that this Agreement and the other Transaction Documents (and the rights and remedies thereunder, including, without limitation, the priority of the Liens granted to the Agent) shall be subject to the Intercreditor Agreement until such agreement is terminated in accordance with the terms thereof.

                          [SIGNATURE PAGES TO FOLLOW.]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.


                                 JAMES RIVER COAL COMPANY, a
                                 Virginia corporation, as Borrower


                                 By:   /s/ Peter T. Socha
                                       --------------------------------------
                                       Name:    Peter T. Socha
                                       Title:   President and Chief Executive
                                                Officer









                      SIGNATURE PAGE TO TERM LOAN AGREEMENT

                                  GUARANTORS:

                                  BDCC HOLDING COMPANY, INC., a
                                  Delaware corporation


                                  By:      /s/ Peter T. Socha
                                           -------------------------------------
                                           Name:    Peter T. Socha
                                           Title:   Chief Executive Officer

                                  BELL COUNTY COUNTY COAL CORPORATION,
                                  a Delaware corporation


                                  By:      /s/ Peter T. Socha
                                           -------------------------------------
                                           Name:    Peter T. Socha
                                           Title:   Chief Executive Officer

                                  BLEDSOE COAL CORPORATION, a
                                  Kentucky corporation


                                  By:      /s/ Peter T. Socha
                                           -------------------------------------
                                           Name:    Peter T. Socha
                                           Title:   Chief Executive Officer

                                  BLEDSOE COAL LEASING
                                  COMPANY, a Delaware corporation


                                  By:      /s/ Peter T. Socha
                                           -------------------------------------
                                           Name:    Peter T. Socha
                                           Title:   Chief Executive Officer

                                  BLEDSOE PROCESSING COMPANY, a
                                  Delaware corporation


                                  By:      /s/ Peter T. Socha
                                           -------------------------------------
                                           Name:    Peter T. Socha
                                           Title:   Chief Executive Officer




                      SIGNATURE PAGE TO TERM LOAN AGREEMENT

                                  BLUE DIAMON COAL COMPANY, a
                                  Delaware corporation


                                  By:      /s/ Peter T. Socha
                                           -------------------------------------
                                           Name:    Peter T. Socha
                                           Title:   Chief Executive Officer

                                  BLUE DIAMOND COAL EXPORT CO.,
                                  a Delaware corporation


                                  By:      /s/ Peter T. Socha
                                           -------------------------------------
                                           Name:    Peter T. Socha
                                           Title:   Chief Executive Officer

                                  EOLIA RESOURCES, INC., a North
                                  Carolina corporation


                                  By:      /s/ Peter T. Socha
                                           -------------------------------------
                                           Name:    Peter T. Socha
                                           Title:   Chief Executive Officer

                                  HIGNITE PROCESSING COMPANY, a
                                  Delaware corporation


                                  By:      /s/ Peter T. Socha
                                           -------------------------------------
                                           Name:    Peter T. Socha
                                           Title:   Chief Executive Officer

                                  JAMES RIVER COAL SALES, INC., a
                                  Delaware corporation


                                  By:      /s/ Peter T. Socha
                                           -------------------------------------
                                           Name:    Peter T. Socha
                                           Title:   Chairman




                      SIGNATURE PAGE TO TERM LOAN AGREEMENT

                                  JAMES RIVER COAL SERVICE
                                  COMPANY, a Kentukcy corporation


                                  By:      /s/ Peter T. Socha
                                           -------------------------------------
                                           Name:    Peter T. Socha
                                           Title:   Chairman

                                  JOHNS CREEK COAL COMPANY, a
                                  Tennessee corporation


                                  By:      /s/ Peter T. Socha
                                           -------------------------------------
                                           Name:    Peter T. Socha
                                           Title:   Chief Executive Officer

                                  JOHNS CREEK ELKHORN COAL CORPORATION,
                                  a Delaware corporation


                                  By:      /s/ Peter T. Socha
                                           -------------------------------------
                                           Name:    Peter T. Socha
                                           Title:   Chief Executive Officer

                                  JOHNS CREEK PROCESSING
                                  COMPANY, a Delaware corporation


                                  By:      /s/ Peter T. Socha
                                           -------------------------------------
                                           Name:    Peter T. Socha
                                           Title:   Chief Executive Officer

                                  LEATHERWOOD PROCESSING
                                  COMPANY, a Delaware corporation


                                  By:      /s/ Peter T. Socha
                                           -------------------------------------
                                           Name:    Peter T. Socha
                                           Title:   Chief Executive Officer




                      SIGNATURE PAGE TO TERM LOAN AGREEMENT

                                  LEECO, INC., a Kentucky corporation


                                  By:      /s/ Peter T. Socha
                                           -------------------------------------
                                           Name:    Peter T. Socha
                                           Title:   Chief Executive Officer

                                  LEECO PROCESSING COMPANY, a
                                  Delaware corporation


                                  By:      /s/ Peter T. Socha
                                           -------------------------------------
                                           Name:    Peter T. Socha
                                           Title:   Chief Executive Officer

                                  MCCOY ELKHORN COAL
                                  CORPORATION, a Kentucky corporation


                                  By:      /s/ Peter T. Socha
                                           -------------------------------------
                                           Name:    Peter T. Socha
                                           Title:   Chief Executive Officer

                                  PIKE COUNTY RESOURCES, INC., a
                                  Kentucky corporation


                                  By:      /s/ Peter T. Socha
                                           -------------------------------------
                                           Name:    Peter T. Socha
                                           Title:   Chief Executive Officer

                                  PRIMARY ENERGIES
                                  CORPORATION, a Kentucky corporation


                                  By:      /s/ Peter T. Socha
                                           -------------------------------------
                                           Name:    Peter T. Socha
                                           Title:   Chief Executive Officer




                      SIGNATURE PAGE TO TERM LOAN AGREEMENT

                                  SHAMROCK COAL COMPANY, INCORPORATED,
                                  a Delaware corporation


                                  By:      /s/ Peter T. Socha
                                           -------------------------------------
                                           Name:    Peter T. Socha
                                           Title:   Chief Executive Officer




                      SIGNATURE PAGE TO TERM LOAN AGREEMENT

                                  AGENT:

                                  BNY ASSET SOLUTIONS LLC, as Agent


                                  By:      /s/ Michael F. Cocanougher
                                           -------------------------------------
                                           Name:    Michael F. Cocanougher
                                           Title:   Managing Director




                      SIGNATURE PAGE TO TERM LOAN AGREEMENT

                                     LENDERS:

                                     THE PRUDENTIAL INSURANCE
                                     COMPANY OF AMERICA


                                     By:  /s/ Paul G. Price
                                          --------------------------------------
                                          Name: Paul G. Price
                                          Title:Vice President

                                    ANCHORAGE CAPITAL MASTER
                                    OFFSHORE, LTD.
                                    By:  Anchorage Advisors, L.L.C., its advisor
                                    By:  Anchorage Advisors Management,
                                    L.L.C., its managing member


                                    By:  /s/ Anthony Davis
                                         ---------------------------------------
                                         Name: Anthony Davis
                                         Title: Member

                                    BDCM OPPORTUNITY FUND, L.P.
                                    By:  Black Diamond Capital Management,
                                    L.L.C.,its General Partner


                                    By: /s/ James J. Zenni, Jr.
                                        ---------------------------------------
                                        Name: James J. Zenni, Jr.
                                        Title: President and Managing Partner
                                        Black Diamond Capital Management, L.L.C.

                                    CALIFORNIA PUBLIC EMPLOYEES'
                                    RETIREMENT SYSTEM
                                    By:  Highland Capital Management, L.P., as
                                    Authorized Representatives of the Board


                                    By:  /s/ James Dondero
                                        ----------------------------------------
                                         Name: James Dondero, CFA, CPA
                                         Title: President
                                         Highland Capital Management, L.P.

                                   CARL MARKS STRATEGIC
                                   INVESTMENTS III, L.P.
                                   By:  Carl Marks Management Company,
                                   L.P., as General Partner


                                   By: /s/ James F. Wilson
                                       -------------------------------------
                                        Name: James F. Wilson
                                        Title:General Partner

                                   CARL MARKS STRATEGIC
                                   INVESTMENTS, L.P.
                                   By:  Carl Marks Management Company,
                                   L.P., as General Partner


                                   By:  /s/ James F. Wilson
                                        -----------------------------------
                                        Name: James F. Wilson
                                        Title:General Partner

                                   EPIC DISTRESSED DEBT
                                   OPPORTUNITY FUND, L.P.


                                   By:  /s/ James Duplessic
                                        -----------------------------------
                                        Name:  James Duplessic
                                        Title: Managing Member

                                   FERNWOOD ASSOCIATES, L.P.


                                   By:  /s/ David B. Forer
                                        -----------------------------------
                                        Name:  David Forer
                                        Title: General Partner

                                    GREYWOLF LOAN PARTICIPATION
                                    LLC


                                    By: /s/ Ceudet Samikoglu
                                        ----------------------------------
                                        Name: Ceudet Samikoglu
                                        Title:Partner

                                 HARBERT DISTRESSED INVESTMENT MASTER FUND, LTD.
                                 By:  HMC Distressed Investment Offshore
                                 Manager, L.L.C., its Managing Member


                                 By:  /s/ Philip A. Falcone
                                      -------------------------------------
                                      Name:  Philip A. Falcone
                                      Title: Vice President

                                   HFR DS STRATEGIC OPPORTUNITY
                                   MASTER TRUST


                                   By:  /s/ Robert M. Faine
                                        -----------------------------------
                                        Name:  Robert M. Faine
                                        Title: Partner

                                   LOEWS CORPORATION


                                   By:  /s/ John J. Kenny
                                        -----------------------------------
                                        Name:  John J. Kenny
                                        Title: Treasurer

                                   LONGACRE CAPITAL PARTNERS (QP), L.P.


                                   By:  /s/ Steven Weissman
                                        -----------------------------------
                                        Name:  Steven Weissman
                                        Title: Member

                                   LONGACRE MASTER FUND, LTD.


                                   By: /s/ Steven Weissman
                                       ------------------------------------
                                       Name:  Steven Weissman
                                       Title: Director

                                   LUXOR CAPITAL, LLC


                                   By: /s/ Christian Leone
                                       ------------------------------------
                                       Name:  Christian Leone
                                       Title: Manager

                                   MERRILL LYNCH PCG, INC.


                                   By:  /S/ FARIBORZ EHSANI
                                        Name:  Fariborz Ehsani
                                        Title: President

                                   MORGAN STANLEY SENIOR
                                   FUNDING, INC.


                                   By:  /s/ Edgar A. Sabounghi
                                        --------------------------------------
                                        Name:    Edgar A. Sabounghi
                                        Title:   Authorized Signatory

                                   PW WILLOW FUND LLC


                                   By: /s/ Sam S. Kim
                                       --------------------------------------
                                       Name:  Sam S. Kim
                                       Title: Authorized Signatory

                                   SENECA CAPITAL, L.P.


                                   By:  /s/ Doug Kirsch
                                        -------------------------------------
                                        Name:   Doug Kirsch
                                        Title:  Managing Member of G.P.

                                   SRS STRATEGIES (CAYMAN), L.P.


                                   By:  /s/ Robert M. Paine
                                        ------------------------------------
                                        Name: Robert M. Paine
                                        Title: Partner

                                    TRIAGE CAPITAL MANAGEMENT,
                                    LP


                                    By:  /s/ Leon Frankel
                                         ----------------------------------
                                         Name:  Leon Frankel
                                         Title: Senior Manager